UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:     March 31, 2010

Date of reporting period:  March 31, 2010

Item 1:   Reports to Stockholders

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:     March 31, 2010

Date of reporting period:  March 31, 2010

Item 1:   Reports to Stockholders

Sit Mutual Funds

Bond Funds
Annual Report
March 31, 2010

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds
BOND FUNDS ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds
One Year Ended March 31, 2010

Chairman’s Letter

Dear fellow shareholders:

          U.S. fixed income markets continued to have strong performance, driven by the improving state of the economy. By most measures, the U.S. economy shifted from recession to recovery during the second half of 2009 and into the first quarter of 2010. Monetary easing by the world central banks and massive stimulus packages by the world’s governments were key drivers propelling major economies out of recession. The Federal Reserve met on March 16th and, while acknowledging an improving economy and stabilizing labor markets, reaffirmed its pledge to keep interest rates “exceptionally low” for an “extended period of time.”
          Following four consecutive quarters of declining Gross Domestic Product (GDP), economic growth turned positive in the second half of 2009. The final figure for fourth quarter 2009 real GDP was 5.6%, on an annualized basis, the highest in six years. A slowdown in inventory reductions contributed to the strong figure. As is typical during an economic recovery, inventory rebuilding should help to sustain GDP growth. Corporate profits are expanding rapidly, portending future investment in equipment and people.
          The nonfarm payroll report released on April 2nd showed that 162,000 jobs were added to the economy in March. This was the first one-month increase in jobs in three years, since the March 2007 report. While the number of jobs created was somewhat below the expectation of 180,000, and includes 88,000 temporary jobs (including 48,000 Census workers), some believe that the latest report reflects a bottoming in the labor market.
          Inflation, as measured by the headline Consumer Price Index for All Urban Consumers (CPI), rose 0.1% in March, in line with consensus estimates. Sales at retailers saw the largest increase in four months with 1.6%. Purchases, excluding autos, rose 0.6% and exceeded consensus estimates as well. Core CPI, which excludes the more volatile food and energy components, was unchanged in March. Inflation continues to be very subdued and it appears unlikely to be a concern at least through the remainder of this year.
          The recently-passed healthcare reform package, the Patient Protection and Affordable Care Act, is all about expanding access versus reducing cost. Investors understand that to change meaningfully the nation’s chronic overuse of medical care, there will have to be substantial alterations in the way patients think about health care, how medicine is practiced and how it is paid for. Change eventually has to come because the nation is on an unsustainable path. Once fully implemented, the 10-year cost of the healthcare reform bill is estimated at $2.6 trillion. Thus, a cost-containment bill is likely to be a top priority for whoever is in the White House in 2013.
          Through the first five months of fiscal year 2010, the budget deficit stands at $651.6 billion, which is $61.8 billion worse than the similar period in fiscal 2009. In the most recently reported month of February, receipts appear to have improved and spending appears to be slowing. Unfortunately, most of this improvement in both receipts and spending was caused by calendar and accounting quirks. While there is evidence that receipts have been improving since the late fall, the long term deficit outlook is concerning. The sharp decline in spending from the Troubled Asset Relief Program (TARP) is masking increased spending in other areas that are likely more permanent. The Congressional Budget Office (CBO) is estimating a fiscal 2010 budget deficit of $1.4 trillion.
          The Federal Reserve’s U.S. trade-weighted major currencies dollar index declined 0.4% in March from the February level, and has depreciated by 9.5% on a year-over-year basis. Since the beginning of the year, the dollar has been quite strong against the euro as investors have been spooked by sovereign risk issues in Greece and several other Euro-zone nations. Over the intermediate term, the relative strength of the U.S. economic recovery, compared to other developed nations, should provide support for the dollar. However, on a longer-term basis, the U.S. trade deficit and record-setting fiscal deficits will likely create significant headwinds for the dollar.

Strategy Summary
          We expect the current economic recovery to continue at a positive, but subpar pace. Historically, recoveries are typically led by consumer spending and strength in the housing sector, both of which have been relatively weak in the current recovery. Although consumer spending was strong in the first quarter of 2010, we expect consumers to retrench as they reduce debt levels and increase their savings rate. As a result, the current recovery will continue to rely much more heavily on strength from businesses in the form of capital spending. The next few quarters should mark a transition period for the U.S. economy as government stimulus is phased out. We expect stronger GDP growth in the first half of the year once inventory building resumes, and softening in the latter half of the year as consumers continue to keep spending in check.
          One of the higher profile government initiatives that ended on March 31st was the Federal Reserve’s mortgage purchase program. The government purchased $1.25 trillion in newly originated mortgages over the course of a little more than a year. The goal was to push mortgage yields lower, to support the housing market by making homes easier to finance and reduce mortgage payments for those borrowers who refinance. The housing market has shown improvement as evidenced by the cumulative 3.5% increase in home prices, as measured by the S&P/Case-Shiller composite, from the low in April 2009. The removal of the substantial government demand for mortgages will naturally result in a rise in mortgage rates. Estimates of how much rates will rise range from only a quarter percent to a full percentage point. Additional support for the housing market will be ending soon as the tax credit for qualified first time homebuyers and qualified repeat buyers is set to expire. We focus on older vintage, higher coupon U.S. government agency mortgage pass-through securities. We believe these securities provide an attractive income advantage as well as price stability as short term interest rates rise.
          While some initiatives would have or did make things worse, the popular TALF program morphed in such a way that it rejuvenated auto loan and credit card financing. It’s no surprise that going from an environment in which no car loans were available at any rate to normalized access to financing at 4% has caused car sales to continue to recover well after the “Cash For Clunkers” program ended. One can simply compare the dismal 2008 and improving 2009 holiday season spending to see the impact from renewed credit card lending and increased consumer confidence. Access to the bond market and other lending sources for corporations, banks in particular, has greatly improved profit expectations for 2010.
          In contrast to Treasuries, the tax-exempt municipal yield curve flattened during the quarter. Short maturity yields rose slightly while intermediate maturity yields ended the quarter little changed as price weakness in March offset the prior two months’ gains. Yields on longer maturity tax-exempts were relatively stable in March and ended the quarter at lower levels, as reflected in the yield of the Bond Buyer 40-Bond Index which declined 14 basis points to 5.3%. The longer end of the yield curve continued to benefit from the reduced supply resulting from the shift in issuance toward taxable Build America Bonds (BABs) that has represented more than one-quarter of year-to-date fixed rate issuance. The shift in issuance toward BABs will likely continue as legislation is in the works to expand the program and extend it out to 2013, although with a reduced rate of subsidy.
          Relative yield comparisons to Treasuries remained richly valued for shorter maturity tax-exempt high grade bonds and were fairly valued for intermediate and longer maturity tax-exempts. Nonetheless, the tax-exempt yield curve remains steep relative to historical comparisons and credit spreads for lower rated bonds remain attractive, despite the dramatic tightening in the prior year. We believe that the tax-exempt yield curve will continue to flatten and that credit spreads on lower rated bonds will continue to narrow as investors seek out higher yields. Diversification remains a key factor in managing risk. Thank you for continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit
Chairman and President Sit Mutual Funds

Sit Mutual Funds
One Year Ended March 31, 2010

Performance Summary - Bond Funds

          The Federal Reserve held the federal funds target rate steady during the 12-month period at zero to 0.25%. While short-term borrowing rates remained low, as credit markets improved, the Fed proceeded to unwind the massive amounts of lending and liquidity programs that were instituted in the prior year. On February 19, 2010, the Fed increased the discount rate by 0.25% to 0.75% to encourage financial institutions to return to the capital markets for short-term liquidity needs rather than rely on the Fed.
          The 3-month Treasury bill yield ended the fiscal year period little changed at less than 0.25% as the Fed remained accommodative. However, signs of economic improvement contributed to a reversal in the prior year’s flight to quality and to a rise in intermediate and longer term Treasury yields. The 5-year Treasury yield increased 0.88% during the 12-month period to 2.54%, and the 30-year Treasury yield rose 1.18% to 4.71%. Treasuries were the worst performing taxable bond sector during the period, as much of the prior year’s gains were reversed. Agency mortgage pass-through securities were the next worst performing sector, providing slightly better than coupon returns. Credit sectors, which include corporates and asset-backed securities, performed best, recovering much of the price depreciation experienced in the prior year.
          The municipal market provided strong returns during the period, with longer maturity and lower rated bonds seeing the greatest price improvement as funds flows grew more positive throughout the year. Relative yield ratios of municipals to Treasuries returned to more normal valuation ranges. Municipal credit spreads narrowed, despite a two-thirds reduction in the volume of AAA rated bonds outstanding as Assured Guaranty, the only bond insurer still participating in the new issue market, was downgraded to Aa3 by Moody’s Investors Service. Longer maturity tax-exempt bonds also benefited from a relative reduction in supply as new issuance saw a significant shift toward taxable Build America Bonds that receive a partial federal subsidy to offset higher interest costs.

SIT FIXED-INCOME FUNDS	Three Month*	Six Month*
U.S. Government Securities SNGVX	1.26%	2.44%
Barclays Capital Intermediate Government Bond Index	1.12	0.70
Tax-Free Income(1) SNTIX	2.50	1.58
Barclays Capital 5-Year Municipal Bond Index	0.77	1.32
Minnesota Tax-Free Income SMTFX	1.45	2.08
Barclays Capital 5-Year Municipal Bond Index	0.77	1.32

*3- and 6-month returns not annualized.

	2000	2001

U.S. Government Securities SNGVX	9.15%	8.56%

Barclays Capital Intermediate Government Bond Index	10.47	8.42

Tax-Free Income SNTIX	8.32	5.84

Barclays Capital 5-Year Municipal Bond Index	7.72	6.21

Minnesota Tax-Free Income SMTFX	8.09	5.85

Barclays Capital 5-Year Municipal Bond Index	7.72	6.21

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative. Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by calling or visiting www.sitfunds.com. Please read the prospectus carefully before you invest or send money.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED MARCH 31, 2010
One Year	Three Year	Five Year	Ten Year	Since Inception	Inception Date
6.88%	6.46%	5.52%	5.39%	6.60%	6/2/87
0.87	5.94	5.12	5.60	6.66
17.71	1.68	2.47	3.76	5.26	9/29/88
5.91	6.05	4.90	5.19	5.81
15.22	3.45	4.00	4.79	4.86	12/1/93
5.91	6.05	4.90	5.19	5.00

AS OF 3/31/10
30-Day SEC Yield		Distribution Rate(2)
1.78%		4.02%

5.53	(3)	4.79

4.49	(4)	4.52

TOTAL RETURN BY CALENDAR YEAR
2002	2003	2004	2005	2006	2007	2008	2009	YTD 2010
5.79%	1.19%	3.35%	2.49%	4.13%	6.92%	5.13%	7.78%	1.26%
9.64	2.29	2.33	1.68	3.84	8.47	10.43	-0.32	1.12
5.69	2.87	3.96	3.30	3.54	0.26	-15.77	22.42	2.50
9.27	4.13	2.72	0.95	3.34	5.15	5.78	7.40	0.77
7.06	4.42	3.68	4.44	4.92	1.04	-10.75	22.04	1.45
9.27	4.13	2.72	0.95	3.34	5.15	5.78	7.40	0.77

(1)	Pursuant to a Plan of Reorganization on 4/23/07, the Tax-Free Income Fund acquired all of the assets of Florida Tax-Free Income Fund in exchange for shares of common stock of the Tax-Free Income Fund.
(2)	Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/2010.
(3)	For individuals in the 25%, 28%, 33% and 35% federal tax brackets, the federal tax equivalent yields are 7.37%, 7.68%, 8.25% and 8.51%, respectively. (Income subject to state tax, if any.)
(4)

For Minnesota residents in the 25%, 28%, 33% and 35% federal tax brackets, the double exempt tax equivalent yields are 6.50%, 6.77%, 7.27% and 7.50%, respectively. (Assumes the maximum Minnesota tax bracket of 7.85%.)

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2009

     The tables below show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2009. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. Index information does not reflect deductions for fees, expenses, or taxes. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.
     A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.
     A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.
     The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years

Return Before Taxes	7.8%	5.3%	5.4%
Return After Taxes on Distributions	6.1%	3.6%	3.7%
Return After Taxes on Distributions and Sale of Fund Shares	5.6%	3.5%	3.6%
Barclays Capital Intermediate Government Bond Index	-0.3%	4.7%	5.7%

Sit Tax-Free Income Fund	1 Year	5 Years	10 Years

Return Before Taxes	22.4%	2.0%	3.7%
Return After Taxes on Distributions	22.4%	2.0%	3.7%
Return After Taxes on Distributions and Sale of Fund Shares	19.9%	2.4%	3.8%
Barclays Capital 5-Year Municipal Bond Index	7.4%	4.5%	5.2%

Sit Minnesota Tax-Free Income Fund	1 Year	5 Years	10 Years

Return Before Taxes	22.0%	3.8%	4.8%
Return After Taxes on Distributions	22.0%	3.8%	4.8%
Return After Taxes on Distributions and Sale of Fund Shares	19.5%	3.9%	4.8%
Barclays Capital 5-Year Municipal Bond Index	7.4%	4.5%	5.2%

This page has been left blank intentionally.

Sit U.S. Government Securities Fund
One Year Ended March 31, 2010

Senior Portfolio Managers, Michael C. Brilley and Bryce A. Doty, CFA Portfolio Manager, Mark H. Book, CFA

          The Sit U.S. Government Securities Fund provided a return of +6.88% during the twelve month period ended March 31, 2010, compared to the return of the Barclays Capital Intermediate Government Bond Index of +0.87%. As of March 31st, the Fund’s 30-day SEC yield was 1.78% and the 12-month distribution rate was 4.02%.
          During the 12-month period, the Fund benefited from the income advantage and price stability provided by its positions in older, high coupon U.S. government agency mortgage pass-through securities and collateralized mortgage obligations. Through the Government Sponsored Enterprise (GSE) Mortgage-Backed Securities Purchase Program, the Federal Reserve purchased $1.25 trillion dollars in newly originated, current coupon, U.S. government agency mortgage pass-through securities throughout the twelve month period, pushing prices higher for newer mortgage securities. As the Fund does not invest in these newly originated, lower coupon mortgages, it will be relatively insulated from price volatility caused by the recent expiration of the purchase program. The Fund’s positions in U.S. Treasury securities detracted from performance, as signs of economic recovery led to a decline in demand for the safety offered by Treasury obligations.
          The U.S. government provided additional support to Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC) in late 2009, enabling FHLMC and FNMA to remove certain delinquent mortgages from their guaranteed securities. The loss of expected income resulting from these early principal payments effectively lowers the yield on the security, until such time when principal payment levels normalize. This process occurred in March for FHLMC and will occur in April for FNMA., and is expected to normalize in May. While this short-term phenomenon will temporarily reduce the Fund’s income distribution and monthly yield for March and April, the Fund’s 12-month distribution rate remains relatively stable.
          Mortgage rates are hovering just above 5.0%, and we expect them to rise to around 5.5% following the end of the Federal Reserve purchase program. As interest rates rise, and bond prices fall, the Fund’s high level of price stability provided by the specific characteristics of our mortgage securities will be important for protecting investors’ principal. We also believe the high levels of income provided by the Fund will likely provide an attractive alternative to other short term fixed-income investments. This high level of income and stability of principal has consistently been the case since the Fund’s inception.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
          Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

PORTFOLIO SUMMARY

Net Asset Value 3/31/10:	$11.13 Per Share
3/31/09:	$10.84 Per Share
Total Net Assets:	$768.7 Million
30-day SEC Yield:	1.78%
12-Month Distribution Rate:	4.02%
Average Maturity:	21.1 Years
Effective Duration:	1.2 Years(1)

(1) See next page

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Portfolio Structure by Sector

AVERAGE ANNUAL TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Barclays Capital Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
3 Month**	1.26%	1.12%	1.40%
6 Month**	2.44	0.70	n/a
1 Year	6.88	0.87	3.98
5 Years	5.52	5.12	4.62
10 Years	5.39	5.60	5.35
Inception	6.60	6.66	6.20
(6/2/87)

CUMULATIVE TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Barclays Capital Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
1 Year	6.88%	0.87%	3.98%
5 Year	30.80	28.35	25.31
10 Year	69.12	72.41	68.37
Inception	330.24	335.98	295.47
(6/2/87)

*As of 3/31/10.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital Intermediate Government Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio.

GROWTH OF $10,000

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/10 would have grown to $43,024 in the Fund or $43,598 in the Barclays Capital Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

ESTIMATED AVERAGE LIFE PROFILE

The Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which may vary from their stated maturities.

Sit U.S. Government Securities Fund
March 31, 2010

Portfolio of Investments

Par ($)	Coupon	Maturity		Fair Value ($)(1)

Mortgage Pass-Through Securities (63.3%) (2)
Federal Home Loan Mortgage Corporation (20.0%):
25,857	5.50%	8/1/17		27,519
210,764	5.50%	3/1/33		223,709
194,294	6.38%	12/1/26		211,194
70,633	6.38%	8/1/27		77,585
86,241	6.38%	12/1/27		94,729
21,805,242	6.50%	4/1/28		23,701,798
331,375	6.50%	8/1/29		360,583
1,441,866	6.50%	10/1/36		1,571,656
96,102	7.00%	2/1/16		100,297
13,071,216	7.00%	4/1/28		14,737,095
156,023	7.00%	4/1/29		175,484
210,417	7.00%	1/1/33		235,767
4,298,348	7.00%	5/1/35		4,836,570
4,576,585	7.00%	1/1/36		5,119,290
2,248,611	7.00%	8/1/36		2,498,647
3,460,845	7.00%	8/1/36		3,818,129
5,205,828	7.00%	12/1/36	(9)	5,706,889
233,338	7.38%	12/17/24		261,436
681,023	7.50%	9/1/26		764,841
1,100,069	7.50%	7/1/27		1,236,618
58,971	7.50%	7/1/30		67,033
317,791	7.50%	1/1/31		347,225
543,983	7.50%	7/1/31		604,369
4,639,964	7.50%	10/1/31		5,294,236
3,199,523	7.50%	10/1/31		3,554,689
1,761,965	7.50%	1/1/32		1,985,995
1,985,302	7.50%	1/1/32		2,237,729
3,701,415	7.50%	4/1/32		4,112,294
612,565	7.50%	5/1/32		700,258
3,208,243	7.50%	7/1/32		3,665,297
2,078,654	7.50%	8/1/32		2,342,951
1,289,057	7.50%	12/1/32		1,432,150
2,377,851	7.50%	12/1/32		2,715,196
1,335,712	7.50%	1/1/33		1,525,209
2,860,771	7.50%	4/1/34		3,268,611
11,035,571	7.50%	7/1/34		12,601,183
707,648	7.50%	7/1/34		806,849
7,006,371	7.50%	11/1/34		7,994,847
2,667,870	7.50%	11/1/34		3,044,260
1,024,004	7.50%	12/1/34	(9)	1,159,684
2,729,104	7.50%	11/1/36		3,114,133
1,764,019	7.50%	11/1/36		2,012,891
766,333	7.50%	12/1/36	(9)	865,956
974,184	7.50%	10/1/38		1,082,324
58,670	7.95%	10/1/25		67,132
66,891	7.95%	10/1/25		77,042
45,335	7.95%	11/1/25		52,214
15,728	8.00%	5/1/17		17,229
18,456	8.00%	12/1/26		21,124

Par ($)	Coupon	Maturity		Fair Value ($)(1)

1,532,041	8.00%	2/1/32		1,770,646
1,276,135	8.00%	1/1/37	(9)	1,454,794
37,945	8.25%	12/1/17		42,336
246,454	8.50%	5/1/16		278,302
2,861	8.50%	1/1/17		3,210
21,527	8.50%	3/1/17		24,159
59,627	8.50%	4/1/17		65,603
17,869	8.50%	5/1/17		20,054
44,782	8.50%	10/1/19		51,852
34,214	8.50%	7/1/21		39,616
1,153,993	8.50%	5/1/25		1,342,780
891,275	8.50%	6/20/27		1,029,324
249,102	8.50%	12/1/29		277,247
450,538	8.50%	3/1/31		531,203
1,240,410	8.50%	8/1/36		1,461,223
63,213	9.00%	11/1/15		73,608
5,051	9.00%	5/1/16		5,881
26,170	9.00%	10/1/16		28,748
10,911	9.00%	1/1/17		12,143
11,218	9.00%	6/1/17		12,531
8,073	9.00%	7/1/21		9,388
6,501	9.00%	10/1/21		6,833
165,040	9.00%	11/1/25		193,351
911,708	9.00%	3/20/27		1,018,524
1,337,116	9.00%	4/1/31		1,577,111
1,536,356	9.00%	5/1/31		1,786,587
1,125,556	9.00%	11/1/36		1,326,967
17,774	9.25%	6/1/16		20,073
5,668	9.25%	3/1/17		6,401
55,482	9.25%	2/1/18		58,621
38,984	9.25%	3/1/19		42,312
29,664	9.25%	3/1/19		33,348
8,010	9.50%	6/1/16		9,092
3,166	9.50%	7/1/16		3,594
15,900	9.50%	10/1/16		18,048
37,821	9.50%	4/1/18		43,673
152,956	9.50%	6/17/19		171,040
669,416	9.50%	12/17/21		762,486
34,640	9.75%	12/1/16		36,730
105,079	9.75%	12/1/17		115,719
123,375	10.00%	9/1/20		139,219
1,027,293	10.00%	3/1/21		1,171,157
547,268	10.00%	3/15/25		595,566
890,568	10.00%	3/17/25		993,543
801,608	10.00%	7/1/30		918,305
21,839	10.25%	2/1/17		24,227
17,501	10.50%	10/1/13		19,308
1,314	10.50%	5/1/14		1,349
163,062	10.50%	6/1/19		182,685
6,343	11.00%	6/1/15		6,965
783,458	11.00%	9/17/16		866,246

Par ($)	Coupon	Maturity	Fair Value ($)(1)

319,590	11.00%	8/15/20	353,363
1,261	11.25%	8/1/11	1,455
11,872	13.00%	5/1/17	14,245
			153,582,737

Federal National Mortgage Association (32.9%):
72,802	5.76%	3/1/33	78,168
12,153	5.99%	3/1/19	12,757
193,505	6.00%	9/1/28	204,786
62,759	6.00%	5/1/32	66,417
1,024,850	6.00%	9/1/37	1,096,766
597,204	6.15%	8/1/36	642,828
551,479	6.20%	11/1/27	605,240
128,966	6.35%	10/1/30	142,379
80,756	6.49%	2/1/32	89,194
125,615	6.50%	1/1/22	136,349
535,783	6.50%	8/1/27	581,601
39,822	6.50%	7/1/28	42,803
394,338	6.50%	8/1/34	427,061
1,459,867	6.50%	8/1/36	1,586,487
4,483,568	6.50%	8/1/37	4,865,440
1,421,258	6.74%	12/1/15	1,625,620
40,213	6.91%	11/1/26	45,157
164,291	6.91%	8/1/27	184,489
275,846	6.95%	8/1/21	284,306
5,312	7.00%	2/1/17	5,904
518,094	7.00%	6/1/17	567,269
466,485	7.00%	9/1/21	503,863
1,046,153	7.00%	9/1/21	1,112,615
1,428,090	7.00%	6/1/22	1,604,594
363,140	7.00%	6/1/22	391,871
785,195	7.00%	1/1/24	848,111
86,642	7.00%	8/1/27	97,119
1,062,523	7.00%	11/1/29	1,178,190
243,401	7.00%	1/1/31	269,897
218,203	7.00%	2/1/32	241,957
918,954	7.00%	3/1/32	1,018,992
334,996	7.00%	4/1/32	371,464
935,592	7.00%	4/1/32	1,037,441
745,168	7.00%	5/1/32	826,287
244,334	7.00%	6/1/32	270,933
1,666,771	7.00%	6/1/32	1,848,217
74,375	7.00%	11/1/32	82,658
641,356	7.00%	7/1/33	720,192
1,540,822	7.00%	10/1/33	1,708,557
843,872	7.00%	12/1/33	935,736
342,034	7.00%	4/1/34	379,268
886,319	7.00%	1/1/35	982,804
13,779,940	7.00%	1/1/35	15,280,038
680,759	7.00%	3/1/36	754,867
16,606,386	7.00%	8/1/36	18,414,174

Par ($)	Coupon	Maturity	Fair Value ($)(1)

2,858,469	7.00%	3/1/37	3,172,330
5,895,959	7.00%	4/1/37	6,543,338
626,845	7.00%	9/1/37	695,084
4,510,934	7.00%	10/1/38	5,000,933
2,858,213	7.00%	10/1/38	3,169,361
7,871,662	7.00%	1/1/39	8,728,579
717,905	7.45%	6/1/16	763,565
313,116	7.50%	11/1/12	331,453
380,712	7.50%	6/1/22	432,214
407,482	7.50%	8/1/22	455,942
1,040,366	7.50%	10/1/22	1,154,937
639,520	7.50%	12/1/22	691,366
1,284,019	7.50%	3/1/23	1,388,113
392,978	7.50%	9/1/23	436,255
385,235	7.50%	12/1/23	427,659
1,153,589	7.50%	2/1/24	1,280,628
1,167,042	7.50%	5/1/24	1,295,563
347,405	7.50%	5/1/26	385,663
24,845	7.50%	9/1/27	27,581
462,035	7.50%	9/1/27	512,917
1,005,242	7.50%	10/1/28	1,115,945
99,764	7.50%	7/1/29	110,750
1,372,282	7.50%	9/1/29	1,523,404
1,885,833	7.50%	10/1/29	2,093,511
32,362	7.50%	11/1/29	36,467
257,747	7.50%	11/1/29	286,131
71,520	7.50%	2/1/30	79,397
121,589	7.50%	8/1/30	137,010
827,504	7.50%	12/1/30	918,633
328,512	7.50%	1/1/31	364,689
58,764	7.50%	6/1/31	64,990
219,884	7.50%	8/1/31	244,099
2,235,629	7.50%	10/1/31	2,528,187
2,683,624	7.50%	11/1/31	2,979,158
105,055	7.50%	3/1/32	119,051
783,033	7.50%	4/1/32	866,967
1,027,040	7.50%	4/1/32	1,140,143
383,557	7.50%	6/1/32	425,797
127,166	7.50%	6/1/32	143,705
1,312,944	7.50%	7/1/32	1,457,531
35,284	7.50%	8/1/32	39,153
347,719	7.50%	9/1/32	391,821
53,206	7.50%	9/1/32	59,033
1,230,957	7.50%	12/1/32	1,366,516
3,006,716	7.50%	12/1/32	3,337,831
1,330,575	7.50%	1/1/33	1,477,104
1,033,028	7.50%	1/1/33	1,146,790
2,993,313	7.50%	1/1/33	3,322,951
2,929,718	7.50%	3/1/33	3,313,106
1,382,292	7.50%	4/1/33	1,534,517
2,666,514	7.50%	12/1/33	2,960,164

See accompanying notes to portfolios of investments on page 44.    11

Sit U.S. Government Securities Fund
March 31, 2010

Portfolio of Investments

Par ($)	Coupon	Maturity	Fair Value ($)(1)

579,430	7.50%	1/1/34	654,789
2,436,076	7.50%	1/1/34	2,704,349
273,883	7.50%	9/1/34	301,644
164,064	7.50%	12/1/34	182,131
6,353,291	7.50%	12/15/34	7,184,692
2,598,363	7.50%	1/1/35	2,884,508
1,560,860	7.50%	7/1/35	1,732,750
3,094,565	7.50%	9/1/35	3,435,354
1,165,827	7.50%	11/1/35	1,294,214
3,244,767	7.50%	1/1/36	3,602,096
788,845	7.50%	9/1/36	875,717
1,632,364	7.50%	5/1/37	1,812,128
645,170	7.50%	5/1/37	716,219
7,522,597	7.50%	10/1/37	8,351,023
1,663,335	7.50%	10/1/37	1,846,510
8,035,219	7.50%	11/1/37	8,920,098
2,835,914	7.50%	2/1/38	3,148,219
195,251	7.62%	12/1/16	208,945
440,860	7.95%	9/15/20	495,377
35,863	8.00%	4/1/16	38,771
1,279,999	8.00%	6/1/31	1,483,457
523,350	8.00%	1/1/32	614,919
1,561,460	8.00%	2/1/33	1,810,930
3,133,340	8.00%	9/1/33	3,669,411
4,261,763	8.00%	8/1/34	4,942,655
4,262,585	8.00%	11/1/37	4,742,627
3,615,005	8.00%	3/1/38	4,022,119
666,120	8.17%	11/15/31	769,793
35,452	8.25%	4/1/22	38,756
332,698	8.33%	7/15/20	380,861
188,832	8.38%	7/20/28	212,912
1,548,680	8.45%	5/31/35	1,805,798
149,248	8.46%	9/15/30	170,228
158,693	8.50%	9/1/12	171,558
77,352	8.50%	9/1/13	79,428
273,695	8.50%	2/1/16	308,312
15,415	8.50%	9/1/17	16,157
75,001	8.50%	8/1/18	82,512
21,107	8.50%	7/1/22	23,904
66,428	8.50%	7/1/26	73,913
710,126	8.50%	11/1/26	825,425
397,917	8.50%	10/1/28	461,839
212,845	8.50%	11/1/28	247,639
434,372	8.50%	12/1/28	504,899
579,615	8.50%	4/1/29	674,892
1,154,681	8.50%	10/1/29	1,345,313
849,689	8.50%	10/1/29	945,438
414,088	8.50%	4/1/30	482,681
91,961	8.50%	6/1/30	106,106
552,110	8.50%	7/1/30	643,799
561,086	8.50%	7/1/30	653,317

Par ($)	Coupon	Maturity		Fair Value ($)(1)

399,547	8.50%	8/1/30		465,899
61,233	8.50%	11/1/30		67,919
10,179	8.50%	1/1/31		11,290
1,644,090	8.50%	4/1/32		1,915,520
73,459	8.50%	5/1/32		85,358
1,676,231	8.50%	1/1/37		1,936,820
335,676	8.50%	8/1/37		369,910
7,603,669	8.50%	12/1/37		8,858,995
294,798	8.59%	7/20/30		335,531
64,052	8.87%	12/15/25		73,881
6,510	9.00%	9/1/17		7,290
12,008	9.00%	10/1/19		13,320
22,211	9.00%	12/15/19		24,710
93,684	9.00%	6/15/25	(9)	106,799
533,429	9.00%	6/1/30		624,901
525,740	9.00%	7/1/30		609,714
397,289	9.00%	10/1/30		460,122
520,036	9.00%	2/1/31		608,906
28,218	9.00%	7/1/31		31,980
256,682	9.00%	10/1/31		300,547
4,099,213	9.00%	3/1/32		4,755,582
436,935	9.00%	8/1/37		486,701
800,371	9.00%	1/1/38		892,971
739,928	9.00%	2/1/38		824,206
40,234	9.25%	10/1/16		44,727
86,960	9.25%	2/1/17		96,396
148,828	9.40%	8/20/27		172,493
18,496	9.50%	11/1/18		21,133
39,827	9.50%	5/1/19		45,983
38,475	9.50%	10/1/19		42,543
437,659	9.50%	3/1/20	(9)	488,537
551,776	9.50%	7/1/20		639,933
64,788	9.50%	9/1/20		74,827
57,087	9.50%	10/15/20		64,640
17,010	9.50%	12/15/20		18,940
59,820	9.50%	12/15/20		67,736
13,691	9.50%	3/1/21		15,385
21,193	9.50%	4/15/21		24,308
146,569	9.50%	8/1/24		169,669
91,225	9.50%	12/1/24		105,849
113,742	9.50%	5/1/27		133,260
1,031,627	9.50%	5/1/29		1,152,189
79,989	9.50%	1/1/30		89,074
453,963	9.50%	4/1/30		534,931
1,645,378	9.50%	8/1/31		1,837,667
554,665	9.55%	8/20/25		615,483
40,834	9.75%	1/15/13		44,162
84,530	9.75%	10/1/21		92,507
143,961	9.75%	4/1/25		157,781
42,357	10.00%	7/1/13		46,574
185,845	10.00%	2/1/15		202,723

Par ($)	Coupon	Maturity	Fair Value ($)(1)

313,666	10.00%	3/1/15	344,418
15,407	10.00%	11/1/16	16,773
34,336	10.00%	9/1/19	38,500
13,989	10.00%	11/1/20	16,023
10,567	10.00%	1/1/21	12,083
71,715	10.00%	1/1/24	81,009
186,735	10.00%	2/1/28	213,419
659,688	10.00%	6/1/30	739,678
189,685	10.00%	10/1/30	216,876
181,793	10.16%	7/15/20	202,253
186,008	10.18%	7/1/20	206,321
66,379	10.25%	8/15/13	71,782
18,896	10.50%	5/1/15	22,156
106,604	10.50%	1/1/16	118,308
25,469	10.50%	12/1/17	28,023
25,348	10.50%	4/1/22	28,419
181,181	10.50%	6/1/28	207,143
99	11.00%	8/1/15	100
14,598	11.00%	4/1/17	16,499
135,674	11.27%	8/15/20	152,789
55,588	11.57%	12/15/26	62,992
			253,013,916

Government National Mortgage Association (10.4%) (3):
1,298,907	5.45%	7/15/27	1,359,913
317,880	5.50%	9/15/25	342,167
3,774,920	5.61%	11/15/34	3,946,640
127,066	5.76%	3/20/33	137,105
78,072	5.76%	3/20/33	84,239
103,520	5.76%	3/20/33	111,698
109,424	5.76%	5/20/33	118,069
87,952	5.76%	6/20/33	94,900
55,341	6.00%	9/15/18	59,499
415,088	6.00%	11/20/28	451,163
78,351	6.05%	3/20/33	85,188
4,310,146	6.09%	7/15/41	4,504,219
1,337,278	6.20%	3/15/32	1,455,499
85,962	6.25%	5/15/13	91,280
291,583	6.25%	12/15/23	314,772
140,935	6.25%	1/15/24	153,036
388,637	6.35%	4/20/30	427,674
113,896	6.35%	5/20/30	125,336
256,770	6.35%	6/20/30	282,562
231,358	6.35%	6/20/30	254,597
160,757	6.35%	7/20/30	176,905
180,659	6.35%	8/20/30	198,806
286,520	6.35%	9/20/30	315,299
185,003	6.35%	10/20/30	203,586
138,936	6.35%	10/20/30	152,892
202,979	6.35%	11/20/30	223,368
194,383	6.35%	1/20/31	213,786

Par ($)	Coupon	Maturity	Fair Value ($)(1)

274,158	6.35%	3/20/31	301,525
139,802	6.35%	6/20/31	153,757
172,844	6.35%	11/20/31	190,097
221,128	6.38%	8/15/26	240,404
86,346	6.38%	12/15/27	94,385
215,405	6.38%	4/15/28	236,690
127,018	6.49%	11/20/31	140,048
44,411	6.49%	12/20/31	48,967
114,762	6.49%	4/20/32	125,948
70,808	6.49%	6/20/32	77,711
577,852	6.50%	2/15/34	629,569
1,137,107	6.50%	3/20/34	1,241,361
1,251,730	6.50%	10/20/34	1,367,777
444,763	6.50%	7/20/38	473,727
35,575	6.57%	9/20/32	39,663
79,971	6.57%	3/20/33	89,081
55,066	6.75%	9/15/15	59,720
269,037	6.75%	8/15/28	300,376
84,456	6.75%	6/15/29	94,345
323,199	6.91%	7/20/26	361,731
680,449	6.91%	2/20/27	762,129
3,143,871	6.93%	9/15/39	3,142,404
57,015	6.93%	2/20/25	63,784
19,129	7.00%	9/20/16	20,793
323,614	7.00%	5/20/29	363,565
472,338	7.00%	7/15/29	530,357
3,806,827	7.00%	9/15/31	4,152,296
861,070	7.00%	2/15/32	968,089
531,133	7.00%	6/20/38	570,235
1,012,299	7.00%	12/20/38	1,086,824
871,316	7.00%	2/20/39	950,977
167,774	7.02%	4/20/26	186,116
14,817	7.05%	2/15/23	16,532
87,330	7.05%	9/20/26	96,959
71,759	7.05%	11/20/26	79,671
55,335	7.05%	1/20/27	61,452
91,848	7.05%	4/20/27	102,001
921,519	7.10%	5/20/25	1,025,535
35,230	7.15%	12/20/26	39,226
69,856	7.15%	3/20/27	77,806
227,256	7.15%	4/20/27	253,120
709	7.25%	8/15/10	722
122,445	7.25%	5/15/29	137,420
103,786	7.25%	6/15/29	116,714
1,935,286	7.25%	8/15/43	2,093,082
54,947	7.27%	7/20/22	61,348
57,406	7.38%	1/15/29	64,661
24,497	7.50%	5/15/16	26,949
638,131	7.50%	8/15/23	720,836
436,979	7.50%	11/15/23	493,614
1,170,687	7.50%	12/15/23	1,320,810

See accompanying notes to portfolios of investments on page 44.   13

Sit U.S. Government Securities Fund
March 31, 2010

Portfolio of Investments

Par ($)	Coupon	Maturity	Fair Value ($)(1)

1,666,979	7.50%	12/15/23	1,880,190
612,303	7.50%	11/15/25	691,440
210,913	7.50%	5/15/27	230,460
184,623	7.50%	8/15/27	201,734
492,164	7.50%	8/15/27	555,855
360,049	7.50%	11/15/27	406,643
196,102	7.50%	2/20/31	213,480
106,831	7.50%	3/20/31	116,298
169,511	7.50%	5/20/31	184,533
459,554	7.50%	4/15/34	522,646
67,152	7.50%	6/15/36	74,013
1,761,024	7.50%	10/15/36	2,008,406
5,573,698	7.50%	10/15/37	6,098,136
776,990	7.50%	1/20/38	845,846
418,406	7.50%	10/20/38	455,463
804,820	7.50%	3/15/39	879,410
62,640	7.55%	10/20/22	70,798
2,707,251	7.60%	12/15/33	2,897,857
98,372	7.63%	12/15/29	112,025
3,816	7.65%	10/20/21	4,326
71,253	7.65%	7/20/22	80,742
122,576	7.75%	6/15/20	139,201
136,022	7.75%	7/15/20	154,470
59,196	7.75%	8/15/20	67,224
106,199	7.75%	8/15/20	120,603
59,114	7.75%	11/15/20	67,132
38,269	7.90%	1/20/21	43,669
17,148	7.90%	1/20/21	19,568
73,949	7.95%	2/15/20	84,411
39,064	7.95%	5/20/25	44,631
108,914	7.95%	7/20/25	124,436
44,764	7.95%	8/20/25	51,143
149,247	7.95%	9/20/25	170,517
21,604	7.95%	10/20/25	24,683
34,754	7.95%	10/20/25	39,707
29,350	7.95%	10/20/25	33,533
40,240	7.95%	1/20/26	46,016
59,805	7.95%	1/20/26	68,390
81,454	7.95%	4/20/26	93,146
31,201	7.95%	9/20/26	35,679
24,599	7.95%	11/20/26	28,130
33,056	7.95%	12/20/26	37,801
43,116	7.95%	3/20/27	49,345
26,930	7.99%	2/20/21	30,803
51,662	7.99%	4/20/21	59,090
101,591	7.99%	7/20/21	116,198
21,012	7.99%	9/20/21	24,033
83,104	7.99%	10/20/21	95,053
139,040	7.99%	1/20/22	158,949
188,833	7.99%	6/20/22	215,872
7,596	8.00%	10/15/12	8,182

Par ($)	Coupon	Maturity	Fair Value ($)(1)

186,599	8.00%	10/15/14	202,470
37,934	8.00%	5/15/16	42,351
96,061	8.00%	6/15/16	107,246
40,047	8.00%	9/15/16	44,710
1,602,241	8.00%	7/15/29	1,841,493
1,054,007	8.00%	2/15/31	1,153,285
2,544,419	8.00%	4/15/31	2,784,081
1,313,062	8.00%	6/20/31	1,431,478
2,955,668	8.00%	9/15/31	3,406,765
170,238	8.10%	5/20/19	190,845
16,526	8.10%	6/20/19	18,527
57,198	8.10%	7/20/19	64,122
108,994	8.10%	9/20/19	122,187
21,537	8.10%	9/20/19	24,144
20,709	8.10%	10/20/19	23,216
23,820	8.10%	1/20/20	26,790
25,939	8.10%	7/20/20	29,173
25,003	8.25%	12/15/11	26,339
4,343	8.25%	1/15/12	4,683
16,265	8.25%	8/15/15	17,930
271,177	8.25%	4/15/19	306,198
90,984	8.25%	2/15/20	103,082
4,717	8.25%	4/15/27	5,447
35,779	8.38%	10/15/19	40,516
78,045	8.40%	2/15/19	88,441
94,225	8.40%	6/15/19	106,776
47,128	8.40%	2/15/20	53,593
2,229	8.50%	12/15/11	2,352
17,558	8.50%	1/15/12	18,978
31,998	8.50%	4/15/15	35,426
117,344	8.50%	9/15/16	129,919
27,941	8.50%	1/15/17	31,562
66,230	8.50%	12/15/21	76,252
51,960	8.50%	12/15/21	60,454
7,283	8.50%	7/20/22	8,377
63,559	8.50%	10/20/22	73,103
28,009	8.50%	9/20/24	32,335
61,921	8.50%	3/20/25	71,587
114,897	8.50%	12/20/26	133,034
25,209	8.50%	8/15/30	29,384
1,903,980	8.50%	7/15/32	2,218,315
39,694	8.60%	6/15/18	44,716
33,215	8.63%	10/15/18	37,015
6,606	8.75%	6/15/11	7,036
51,475	8.75%	11/15/11	54,822
4,961	8.75%	12/15/11	5,284
10,707	9.00%	5/15/11	11,421
11,297	9.00%	5/15/11	12,050
13,099	9.00%	6/15/11	13,972
14,780	9.00%	7/15/11	15,765
18,254	9.00%	8/15/11	19,471

Par ($)	Coupon	Maturity	Fair Value ($)(1)

5,388	9.00%	8/15/11	5,700
14,380	9.00%	9/15/11	15,339
18,925	9.00%	9/15/11	20,186
11,537	9.00%	9/15/11	12,306
9,716	9.00%	10/15/11	10,364
65,718	9.00%	7/15/15	72,996
23,791	9.00%	8/15/15	26,425
248,452	9.00%	12/15/16	277,478
22,057	9.00%	1/15/17	25,145
164,125	9.00%	7/15/17	187,102
159,580	9.00%	11/15/24	182,060
81,603	9.00%	4/15/26	94,416
18,837	9.10%	5/15/18	21,411
299	9.25%	4/15/10	312
2,407	9.25%	11/15/10	2,518
18,059	9.25%	11/15/11	19,379
1,906	9.50%	8/15/10	1,996
3,875	9.50%	11/15/10	4,057
2,587	9.50%	1/15/11	2,780
15,732	9.50%	3/15/11	16,908
10,797	9.50%	3/20/16	12,009
32,731	9.50%	11/20/16	36,404
1,513	9.50%	12/20/17	1,711
2,651	9.50%	4/20/18	3,030
1,154	9.50%	5/20/18	1,319
21,209	9.50%	6/20/18	24,242
25,531	9.50%	7/20/18	29,183
14,683	9.50%	8/20/18	16,784
30,735	9.50%	9/20/18	35,131
35,974	9.50%	9/20/18	41,119
10,275	9.50%	9/20/18	11,745
16,022	9.50%	8/20/19	18,399
2,173	9.50%	10/20/19	2,495
8,136	9.75%	8/15/10	8,523
3,133	9.75%	11/15/10	3,282
12,989	9.75%	12/15/10	13,606
10,779	9.75%	1/15/11	11,613
10,167	9.75%	1/15/11	10,954
9,442	9.75%	10/15/12	10,435
4,377	9.75%	10/15/12	4,837
4,308	9.75%	11/15/12	4,761
12,402	9.75%	11/15/12	13,706
6,169	9.75%	11/15/12	6,818
6,682	9.75%	11/15/12	7,385
65	10.00%	6/15/10	68
4,763	10.00%	6/15/10	4,993
1,116	10.00%	7/15/10	1,170
997	10.00%	7/15/10	1,045
23,709	10.00%	3/20/16	25,832
12,521	10.00%	11/15/17	13,908
26,672	10.00%	2/15/19	30,480

Par ($)	Coupon	Maturity	Fair Value ($)(1)

14,043	10.00%	2/20/19	15,991
13,484	10.00%	3/20/19	15,354
9,756	10.00%	5/20/19	11,109
116,711	10.00%	10/15/19	136,246
27,904	10.00%	12/15/20	31,911
62,103	10.00%	6/15/21	71,213
1,168	10.25%	11/15/11	1,249
7,841	10.25%	1/15/12	8,558
3,315	10.25%	7/15/12	3,619
6,831	10.50%	9/15/15	7,569
167	10.50%	8/20/17	168
12,669	10.50%	11/15/18	14,185
22,770	10.50%	6/15/19	25,578
124,661	10.50%	2/15/20	139,287
273,157	10.50%	12/15/20	302,095
118,407	10.50%	8/15/21	134,148
111	10.75%	7/15/11	119
2,245	11.25%	9/15/10	2,336
2,791	11.25%	3/15/11	3,002
7,649	11.25%	4/15/11	8,228
1,121	11.25%	5/15/11	1,206
6,722	11.25%	7/15/11	7,231
1,480	11.25%	7/15/11	1,592
2,051	11.25%	10/15/11	2,207
30,797	11.50%	8/15/18	33,565
			80,311,172
Total mortgage pass-through securities			486,907,825
(cost: $476,395,942)

U.S. Treasury / Federal Agency Securities (6.5%) (2)
	U.S. Treasury Note:
19,000,000	6.25%, 8/15/23	22,832,661
11,000,000	4.00%, 4/15/10	11,015,895
20,000,000	U.S. Treasury Strips, Zero Coupon,
	3.94% effective yield, 2/15/19	14,114,700
5,000,000	U.S. Treasury Strips, Zero Coupon,
	5.45% effective yield, 5/15/30	1,893,595

Total U.S. Treasury / Federal Agency securities		49,856,851
(cost: $50,249,525)

Collateralized Mortgage Obligations (29.5%) (2)
Federal Home Loan Mortgage Corp.:
133,290	4.00%	12/15/32	137,686
270,017	4.00%	3/15/34	278,059
410,020	5.50%	2/15/34	427,431
102,806	6.00%	9/15/21	109,452
207,153	6.00%	6/15/28	218,698
777,002	6.50%	9/15/23	850,453
85,786	6.50%	2/15/30	93,252

See accompanying notes to portfolios of investments on page 44.   15

Sit U.S. Government Securities Fund
March 31, 2010

Portfolio of Investments

Par ($)	Coupon	Maturity		Fair Value ($)(1)

572,902	6.50%	2/15/32		624,805
985,963	6.50%	3/15/32		1,074,624
193,317	6.50%	7/15/32		211,294
175,136	6.70%	9/15/23		180,778
444,197	6.95%	3/15/28		468,605
11,750,000	7.00%	12/23/13	(10)	13,174,688
186,356	7.00%	12/15/20		204,526
100,758	7.00%	3/15/21		111,842
740,896	7.00%	9/15/21		813,134
60,847	7.00%	11/15/22		67,540
3,012,453	7.00%	3/25/23		3,315,581
117,682	7.00%	4/15/23		122,788
236,090	7.00%	5/15/23		262,060
396,449	7.00%	7/15/23		440,059
1,026,593	7.00%	1/15/24		1,102,191
135,192	7.00%	3/15/24		146,229
10,000,000	7.00%	5/1/25	(10)	11,200,000
9,500,000	7.00%	8/15/27		10,565,398
1,686,964	7.00%	8/15/29		1,889,400
3,557,811	7.00%	6/15/31		4,055,905
337,032	7.00%	7/15/31		380,846
4,628,349	7.00%	5/15/32		5,137,467
198,841	7.50%	6/15/17		212,190
466,446	7.50%	10/15/21		517,755
1,123,803	7.50%	7/15/22		1,248,475
1,372,329	7.50%	3/15/23		1,524,572
5,146,206	7.50%	4/15/23		5,717,113
1,939,927	7.50%	3/15/28		2,232,735
1,152,489	7.50%	6/15/30		1,280,343
590,156	7.50%	9/15/30		658,578
158,852	7.50%	9/15/30		158,771
773,993	7.50%	11/15/30		874,015
41,937	8.00%	3/15/21		47,048
456,086	8.00%	7/15/21		511,671
127,457	8.00%	11/25/22		142,991
52,613	8.00%	3/15/23		58,499
86,755	8.00%	4/25/24		96,460
128,536	8.00%	2/15/27		132,085
650,320	8.00%	11/20/29		729,577
693,218	8.00%	1/15/30		788,103
659,322	8.30%	11/15/20		738,070
245,000	8.50%	10/15/22		276,314
731,891	8.50%	6/15/25		806,384
351,954	8.50%	3/15/32		396,939
15,626	9.15%	10/15/20		17,160
753,877	9.50%	2/15/20		823,404
176,319	10.00%	6/15/20		198,744
				77,852,787

Federal National Mortgage Association:
173,651	0.57%	11/25/32		154,852
444,472	3.50%	3/25/33		446,494

Par ($)	Coupon	Maturity		Fair Value ($)(1)

713,291	3.50%	8/25/33		718,263
26,279	4.00%	3/25/33		27,290
99,649	5.00%	8/25/22		104,295
115,088	5.40%	3/25/44		117,677
819,315	5.50%	1/25/37		800,127
109,529	6.09%	9/25/29		108,014
200,000	6.28%	10/27/31		210,406
1,247,832	6.43%	8/25/37		1,343,558
1,390,033	6.50%	5/25/32		1,387,562
141,339	6.50%	12/25/23		155,096
789,538	6.50%	9/25/33		821,259
434,253	6.50%	6/25/42		476,050
595,606	6.50%	11/25/42		652,934
533,012	6.50%	12/25/42		584,314
613,018	6.50%	7/25/43		674,032
1,070,124	6.50%	10/25/43		1,177,170
308,907	6.51%	3/25/29		342,224
1,219,574	6.59%	10/25/31		1,256,144
342,917	6.83%	7/25/31		329,517
50,886	6.85%	12/18/27		56,085
73,538	7.00%	1/25/21		81,505
121,294	7.00%	7/25/22		133,576
121,607	7.00%	11/25/22		134,148
34,439	7.00%	12/25/22		37,951
38,396	7.00%	6/25/23		42,571
8,000,000	7.00%	10/25/27		8,914,154
3,878,817	7.00%	7/25/29		4,295,739
757,696	7.00%	1/25/38		757,849
273,717	7.00%	10/25/41		304,852
1,182,573	7.00%	12/25/41		1,311,177
1,168,384	7.00%	6/25/42		1,301,287
85,785	7.00%	2/25/44		96,830
355,767	7.00%	7/25/44		399,794
560,353	7.00%	8/25/44		628,323
289,858	7.00%	11/25/30		301,472
3,793,007	7.12%	6/17/40		4,033,947
963,631	7.13%	1/17/37		963,132
1,170,301	7.15%	9/25/28		1,262,462
1,772,016	7.27%	8/25/28	(9)	1,869,477
1,513,562	7.50%	6/19/30		1,717,893
105,452	7.50%	8/20/27		118,370
1,426,803	7.50%	6/25/32		1,626,555
1,474,790	7.50%	6/25/32		1,681,261
2,132,709	7.50%	11/25/40		2,431,288
1,996,627	7.50%	12/25/41		2,276,155
1,537,572	7.50%	1/25/42		1,752,832
2,252,324	7.50%	2/25/42		2,569,761
1,897,317	7.50%	6/25/42		2,162,942
2,847,255	7.50%	7/25/42		3,245,870
4,706,405	7.50%	10/25/42		5,365,301
3,845,267	7.50%	11/25/43		4,383,604

Par ($)	Coupon	Maturity	Fair Value ($)(1)

412,980	7.50%	3/25/44	470,797
4,843,453	7.50%	6/25/44	5,473,102
6,635,175	7.50%	1/25/48	7,564,100
26,458	7.70%	3/25/23	29,872
254,221	7.80%	6/25/26	259,486
130,758	8.00%	7/25/22	145,304
137,016	8.00%	7/25/22	150,932
100,000	8.00%	7/18/27	112,125
295,357	8.00%	7/25/44	340,029
14,909	8.50%	1/25/21	16,810
10,455	8.50%	4/25/21	10,739
172,519	8.50%	9/25/21	191,712
67,770	8.50%	1/25/25	76,410
4,886,724	8.50%	6/18/27	5,509,781
1,471,432	8.50%	6/25/30	1,681,111
624,206	8.50%	6/25/30	705,801
28,320	8.70%	12/25/19	31,031
39,759	8.75%	9/25/20	43,432
1,853,658	8.95%	11/25/37	2,112,073
149,965	8.95%	10/25/20	170,817
289,428	9.00%	7/25/19	327,236
126,168	9.00%	12/25/19	142,849
13,605	9.00%	3/25/20	15,357
67,483	9.00%	5/25/20	75,007
35,548	9.00%	6/25/20	39,447
107,889	9.00%	6/25/20	120,398
16,268	9.00%	7/25/20	18,599
94,060	9.00%	9/25/20	107,477
55,835	9.00%	10/25/20	62,047
826,104	9.00%	1/25/21	921,106
661,071	9.00%	11/25/28	729,042
94,684	9.05%	12/25/18	105,573
3,721,816	9.05%	2/25/44	4,140,520
91,930	9.25%	1/25/20	105,208
73,636	9.50%	12/25/18	83,480
162,909	9.50%	3/25/20	181,644
30,429	9.50%	4/25/20	34,012
127,119	9.50%	11/25/20	141,579
191,077	9.50%	11/25/31	224,515
2,951,048	9.50%	10/25/41	3,290,418
94,900	9.50%	12/25/41	107,237
2,037,398	9.51%	6/25/32	2,346,105
207,761	9.60%	3/25/20	239,402
			106,799,163
Government National Mortgage Association:
43,102	7.00%	4/16/26	45,583
181,792	7.50%	6/20/26	198,608
287,362	7.50%	5/16/27	316,817
2,789,541	8.00%	10/16/29	3,079,828
1,004,198	8.00%	1/16/30	1,158,908
482,369	8.00%	1/16/30	532,565

Par ($)	Coupon	Maturity	Fair Value ($)(1)

723,035	8.00%	3/16/30	834,427
2,291,287	8.50%	9/20/30	2,289,352
85,833	8.50%	2/20/32	95,328
			8,551,416
Vendee Mortgage Trust:
1,326,188	6.00%	2/15/30	1,421,405
12,589,991	6.50%	12/15/28	13,682,763
3,468,626	7.00%	3/15/28	3,808,985
721,375	7.25%	9/15/25	809,743
1,684,956	7.75%	5/15/22	1,874,514
2,469,267	7.75%	9/15/24	2,775,611
7,770,870	8.21%	3/15/25	8,611,096
327,493	8.29%	12/15/26	365,359
			33,349,476

Total collateralized mortgage obligations			226,552,842
(cost: $221,356,364)

Index Options (0.0%) (2)
	U.S. Long Bond Put Options:
160	$114 strike, May 2010 expiration		55,000
150	$112 strike, May 2010 expiration		14,063

Total index options			69,063
(cost: $232,687)

Short-Term Securities (3.4%) (2)
25,000,000	U.S. Treasury Bill, 6/10/10		24,993,100
945,113	Dreyfus Cash Mgmt. Fund, 0.01%		945,113

Total short-term securites			25,938,213
(cost: $25,939,413)

Total investments in securities
(cost: $774,173,931) (6)			$789,324,794

See accompanying notes to portfolios of investments on page 44.   17

Sit Tax-Free Income Fund
One Year Ended March 31, 2010

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Sit Tax-Free Income Fund provided a return of +17.71% for the fiscal year ended March 31, 2010 compared with a total return of +5.91% for the Barclays Capital 5-Year Municipal Bond Index. The Fund’s 30-day SEC yield was 5.53% as of March 31, 2010.
          During the last 12 months, yield levels declined across the entire municipal yield curve with yields declining by 0.36% for bonds maturing in one year to 0.86% for the longest maturities. Yields also declined across all Bond Rating categories with the average yield for all AAA-rated bonds declining by about ½ of 1%, A-rated bonds by 1% and Baa-rated bonds by almost 2%. During the financial crisis of 2008 and early 2009, many investors sold risky investments of all types and reinvested their money in money market funds, U.S. Government bonds and other low risk but low yielding investments. By mid-2009, the low returns available on those low risk investments, the strong domestic and international governmental response to the crisis and the growing consensus that economic conditions were beginning to improve resulted in investors moving away from their low risk investments back to higher yielding and more risky investments.
          The Fund’s strong outperformance over the past twelve months was attributable to broad improvement in prices for the types of bonds in which it invests, thus helping it to essentially recover from the decline in net asset value experienced during the bear market of 2008. The five largest sectors in which the Fund invests each account for more than 10% of the Fund’s investments, and each of those sectors earned returns at least 2% higher than the return earned by the Barclays 5-Year Index. Among the large sectors, the highest returns were earned by the Hospital and Education sectors, with twelve month returns averaging over 20%. The credit quality of the Fund’s investments remains stable and the Fund remains highly diversified with over 300 security holdings across 44 states and two territories as of March 31, 2010. The Fund’s longer-than-benchmark duration of 5.8 years on March 31 also contributed to the Fund’s outperformance.
          Looking forward, we expect bonds rated A or less to earn higher returns than more highly rated bonds and yield levels for shorter and intermediate maturities to rise over the next twelve months, while the yields on longer maturities are expected to be more stable, reflecting the lower volume of newly issued longer maturity tax-exempts as taxable Build America Bonds (i.e. BABs) are substituted for tax-exempt issues. We also believe that the Fund’s 5.53% 30-day SEC yield represents attractive value in this low inflation environment.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
          Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/10:	$8.90 Per Share

3/31/09:	$7.93 Per Share

Total Net Assets:	$153.5 Million

30-day SEC Yield:	5.53%

Tax Equivalent Yield:	8.51%(1)

12-Month Distribution Rate:	4.79%

Average Maturity:	15.3 Years

Duration to Estimated Avg. Life:	5.8 Years(2)

Implied Duration:	7.3 Years(2)

(1)	For individuals in the 35.0% federal tax bracket.
(2)	See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index
3 Month**	2.50%	0.77%	1.51%
6 Month**	1.58	1.32	N/A
1 Year	17.71	5.91	14.15
5 Years	2.47	4.90	3.78
10 Years	3.76	5.19	4.90
Inception	5.26	5.81	5.92
(9/29/88)

CUMULATIVE TOTAL RETURNS*

	Sit Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index
1 Year	17.71%	5.91%	14.15%
5 Year	12.98	27.04	20.39
10 Year	44.58	65.94	61.41
Inception	201.29	237.26	244.79
(9/29/88)

*As of 3/31/10.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital 5-Year Muni. Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/10 would have grown to $30,129 in the Fund or $33,726 in the Barclays Capital 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s Assess- ment of Non-Rated Securities
AAA	0.0%
AA	0.3
A	2.4
BBB	5.8
BB	17.9
<BB	5.3

Total	31.7%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

Municipal Bonds (90.0%) (2)
Alabama (1.1%)
415,000	ASMS Pub. Educ. Bldg. Rev Series 2006-B (ASMSF LLC Proj.), 4.38%, 9/1/26 (5)	410,149
215,000	Birmingham-Southern College Private Educ. Bldg. Rev. Series 1997, 5.35%, 12/1/19 Dallas Co. Public Bldg. Auth. Rev. Series 1999 (Jail Proj.):	195,280
290,000	5.80%, 12/1/13 (5)	296,319
305,000	5.90%, 12/1/14 (5)	311,585
150,000	Huntsville-Redstone Vlg. Spl. Care Facs. Fin. Auth. Rev Series 2007 (Redstone Vlg.), 5.25%, 1/1/15	146,148
290,000	University West Rev. Series 1999, 5.10%, 1/1/19	290,316
		1,649,797
Arizona (3.5%)
1,089,501	Arizona Hlth. Facs. Auth. Rev. Series 2007-A (New Ariz. Family Proj.), 5.25%, 7/1/27	857,121
	Pima Co. Indl. Dev. Auth. Educ. Rev.:
225,000	Series 2004-I (AZ Charter Schools Proj.), 5.00%, 7/1/12	221,884
245,000	Series 2004-I (AZ Charter Schools Proj.), 6.10%, 7/1/24	221,803
250,000	Series 2004-A (Noah Webster Basic School Proj.), 5.25%, 12/15/16	239,483
210,000	Series 2005-M (AZ Charter Schools Proj.), 5.70%, 7/1/23	183,849
565,000	Series 2006 (Choice Educ. & Dev. Corp. Proj.), 6.00%, 6/1/16	525,009
405,000	Series 2007-A (American Charter Schools Foundation Proj.), 5.125%, 7/1/15	388,237
530,000	Series 2007-O (AZ Charter Schools Proj.), 4.65%, 7/1/14	501,560
400,000	Ref. Series 2007 (Tucson Country Day School Proj.), 5.00%, 6/1/22	344,892
500,000	Series 2007 (Center For Academic Success Proj.), 5.38%, 7/1/22	446,710
250,000	Series 2008-A (Coral Academy Science Proj.), 6.38%, 12/1/18	244,055
250,000	Pima Co. Indl. Dev. Auth. Rev. Series 2008 (Tucson Elec. Power), 5.75%, 9/1/29	252,783
500,000	Quail Creek Cmnty. Fac. Dist. G.O. Series 2006, 5.15%, 7/15/16	471,610
500,000	Westpark Cmnty. Facilities Dist. G.O. Series 2006, 4.90%, 7/15/16	467,860
		5,366,856
Arkansas (0.1%)
200,000	Independence Co. Pollution Ctrl. Rev. Ref. Series 2005 (Entergy, Inc. Proj.), 5.00%, 1/1/21	200,140
California (8.3%)
500,000	Agua Caliente Band Cahuilla Indians Rev. Series 2003, 6.00%, 7/1/18	488,085
350,000	CA Co. Tobacco Securitization Agy. Asset-Backed Conv. Bond Rev. Series 2007-B, 5.10%, 6/1/28	297,174
	CA Co. Tobacco Securitization Agy. Rev. Series 2007-A (Golden Gate Tob. Proj.):
380,000	4.50%, 6/1/21	346,207
500,000	5.00%, 6/1/36	368,850
	CA Cmnty. Hsg. Fin. Agy. Lease Rev. Pass Thru Oblig.:
120,000	Series 2005-D, 4.88%, 4/1/12	114,132
350,000	Series 2005-F, 4.85%, 11/1/12	332,297
	CA Hsg. Fin. Agy. Home Mtg. Rev. Series 2008-L:
250,000	5.20%, 8/1/28	251,260
250,000	5.50%, 8/1/38	251,085
500,000	CA Sch. Facs. Fin. Auth. Rev. Series 2010-A, zero coupon, 6.00% effective yield, 8/1/29	342,105
500,000	CA Dept. Vet. Affairs Home Purchase Rev. Series 2002-A, 5.35%, 12/1/27	504,505
495,000	CA Govt. Fin. Auth. Lease Rev. Series 2003-A (Placer Co. Transportation Proj.), 6.00%, 12/1/28	502,252
250,000	CA Fin. Auth. Rev. Series 2009-A (Kern Regl. Ctr. Proj.), 6.88%, 5/1/25 (5)	254,110
600,000	CA Fin. Auth. Educ. Rev. Series 2006-A (American Heritage Educ. Fndtn. Proj.), 5.25%, 6/1/26	531,624
500,000	CA Infrastructure & Econ. Dev. Rev. Series 2009-A (CA Indpt. Sys. Operator Proj.), 6.00%, 2/1/30	527,775
	CA Public Works Board Lease Rev. Series 1993-A (Various CA State Univ. Proj.):
210,000	5.25%, 12/1/13 (5)	210,502

Quantity ($)	Name of Issuer	Fair Value ($)(1)

625,000	5.50%, 12/1/18	625,837
500,000	CA Statewide Cmntys. Dev. Auth. Rev. Series 2007 (Lancer Educ. Student Hsg. Proj.), 5.40%, 6/1/17	475,980
450,000	CA Statewide Cmntys. Dev. Auth. Spl. Tax Series 2007-1 (Orinda Proj.), 6.00%, 9/1/29	387,666
590,000	CA Statewide Cmntys. Dev. Auth. Multifamily Rev. Series 2001 (Orange Tree Proj.) (GNMA collateralized), 6.15%, 11/20/36	692,872
250,000	CA Statewide Cmntys. Dev. Auth. Sch. Facs. Rev. Series 2010 (Aspire Pub. Schs.), 5.00%, 7/1/20	249,585
235,000	Garden Grove C.O.P Series 1993 (Bahia Village/Emerald Isle Proj.)(FSA insured), 5.70%, 8/1/23	235,768
500,000	Hartnell Cmnty. College G.O. Series 2009-D, zero coupon, 7.00% effective yield, 8/1/34	245,825
500,000	Hawthorne Sch. Dist. C.O.P. Series 2009-A, zero coupon, 6.00% effective yield, 12/1/29	371,925
500,000	Northern CA Gas Auth. No. 1 Rev. Series 2007, variable rate, 7/1/27	369,875
600,000	Redondo Beach School District G.O. Series, zero coupon, 6.38% effective yield, 8/1/34	416,184
500,000	Sacramento Co. Wtr. Fin. Auth. Rev. Series 2007-B, variable rate, 6/1/39	340,625
1,000,000	San Bernardino City. Sch. Dist. G.O. Cap. Appreciation Series 2007 (NATL insured), zero coupon, 4.72% effective yield, 8/1/29	259,920
500,000	San Francisco City & Co. C.O.P. Series 2000 (San Bruno Jail Proj.), 5.25%, 10/1/33 (5)	504,045
250,000	San Joaquin Hills Toll Rd. Rev. Refunding Series 1997-A, 5.25%, 1/15/30	207,073
320,000	Santa Paula Utilities Auth. Rev. Series 2010-A (Wastewater Enterprise), 5.00%, 2/1/30	318,384
	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev. Series 2006:
40,000	4.50%, 3/1/11	39,977
385,000	4.88%, 3/1/16	340,251
350,000	Southwest Cmnty. Fin. Auth. Rev. Series 2008 (Riverside Co. Proj.), 6.00%, 5/1/24 (5)	375,186
250,000	Stockton Pub. Fin. Rev. Series 2006-A (Redevelopment Projects), 5.00%, 9/1/22	226,690
500,000	Tustin Uni. Sch. Dist. G.O. Cap. App. Series 2010-D, zero coupon, 6.05% effective yield, 8/1/28	289,545
500,000	Val Verde Uni. Sch. Dist. G.O. Cap. App. Series 2010-B, zero coupon, 6.13% effective yield, 8/1/34	236,860
500,000	Westminster G.O. Series 2009-A1, zero coupon, 5.37% effective yield, 8/1/24	222,420
		12,754,456
Colorado (3.4%)
750,000	CO HFA Single Family Program Senior Series 2008-A-5, 5.00%, 11/1/34	753,487
	CO Educ. & Cultural Facs. Auth. Indpt. Sch. Rev. Series 2010:
500,000	(Vail Mountain Sch. Proj.), 6.00%, 5/1/30	489,695
250,000	(CO Springs Charter Academy Proj.), 5.60%, 7/1/34	248,990
70,000	CO Hlth. Fac. Auth. Rev. Series 2000-A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11	70,549
500,000	CO Hsg. & Fin. Auth. Single Family Mtg. Rev. Series 2009-A1, 5.50%, 11/1/29	524,375
250,000	CO Hlth. Facs. Auth. Rev. Series 2009-A (Hlth. Care Facs. - Amern. Baptist), 6.50%, 8/1/15	248,530
1,000,000	Compark Business Campus Met. Dist. Ref. & Impt. G.O. Series 2007-A, 5.75%, 12/1/27	818,280
250,000	Denver City & Co. Excise Tax Rev. Ref. Series 2009-A, 6.00%, 9/1/23	280,207
970,000	Denver Hlth. & Hosp. Auth. Healthcare Rev. Series 2007-B, variable rate, 12/1/33	719,982
747,045	Lyons Rev. Series 2006 (Longmont Humane Soc. Proj.), 4.75%, 11/30/16	677,533
500,000	Maher Ranch Met. Dist. No. 4 Ref. G.O. Series 2007 (Radian insured), 5.25%, 12/1/36	404,100
		5,235,728
Connecticut (1.3%)
500,000	CT Hsg. Fin. Auth. Rev. Series 2010-A2, 4.75%, 11/15/35	500,740
250,000	CT Dev. Auth. First Mtge. Gross Rev. Series 1997 (Church Homes, Inc.), 5.70%, 4/1/12	250,347
500,000	Hamden Fac. Rev. Series 2009-B (Whitney Ctr. Proj.), 6.13%, 1/1/14	493,625
500,000	Harbor Point Infrastructure Impt. Dist. Special Oblig. Rev. Series 2010-A, 7.00%, 4/1/22	505,725
300,000	Mashantucket Western Pequot Sub. Special Rev. Series 1997-B, 5.75%, 9/1/18 (7)(8)	162,045
		1,912,482
Delaware (0.2%)
500,000	Millsboro Spl. Oblig. Rev. Series 2007-A (Plantation Lakes Spl. Dev. Proj.), 5.45%, 7/1/36	331,640

See accompanying notes to portfolios of investments on page 44.   21

Sit Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

Florida (5.4%)
	Capital Trust Agy. Multifamily Rev. Sr. Series 2003-A:
435,000	(Golf Villas, Rivermill, and Village Square Apts. Proj.), 4.75%, 6/1/13	334,754
1,000,000	(American Opportunity Proj.), 5.88%, 6/1/38	430,010
30,000	Clearwater Hsg. Auth. Rev. Ref. Series 1997 (Hamptons At Clearwater Proj.), 5.40%, 5/1/13	29,856
435,000	Concorde Estates Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2004-B, 5.00%, 5/1/11 (7) (8)	160,689
400,000	Connerton West Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2007-B, 5.13%, 5/1/16 (7) (8)	158,308
100,000	Fiddlers Creek Cmnty. Dev. Dist. No. 2 Spl. Assmt. Rev. Series 2003-B, 5.75%, 5/1/13 (7) (8)	37,980
25,000	FL Brd. Pub. Educ. Cap. Outlay G.O. Ref. Series 1989-A, 5.00%, 6/1/24	25,082
40,000	FL Correctional Privatization Commn. Certificate of Participation Series 1995-B
	(Polk Co. 350 Bed Youth Proj.), 5.00%, 8/1/17 (5)	40,041
65,000	Forest Creek Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2005-B, 4.85%, 5/1/11 (7)(8)	42,372
80,000	Highlands Co. Hlth. Facs. Auth. Rev. Series 2005-B (Adventist Health Proj.), 5.00%, 11/15/30	78,283
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assessment Series 2007-B, 5.10%, 5/1/14 (7) (8)	126,445
490,000	Jacksonville Econ. Dev. Commn. Hlth. Care Facs. Rev. Ref. Series 2007-A, 6.00%, 9/1/17	497,281
500,000	Lake Ashton Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/11 (7) (8)	199,600
1,000,000	Lee Co. Indus. Dev. Auth. Hlth. Care Fac. Rev. Series 2007-A (Lee Charter Foundation), 5.25%, 6/15/27	798,350
250,000	Magnolia Creek Cmnty. Dev. Dist. Rev. Series 2007-B, 5.60%, 5/1/14 (7) (8)	156,293
500,000	Miami Beach Hlth. Facs. Auth. Hosp. Rev. Series 1998 (Mt. Sinai Med. Ctr. Proj.), 5.38%, 11/15/28	410,715
100,000	Miami Beach Stormwater Rev. Series 2000 (FGIC insured), 5.25%, 9/1/25	102,228
265,000	Miami-Dade Co. Spl. Obligation Sub. Series 1997-B, zero coupon, 5.44% effective yield, 10/1/33	54,306
40,000	Miami-Dade Co. Pub. Service Tax Rev. Series 1999 (UMSA Pub. Impts. Proj.), 5.00%, 10/1/23	40,292
1,000,000	New River Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 5/1/13 (7) (8)	399,600
60,000	Orlando & Orange Co. Expressway Auth. Rev. Jr. Lien Series 1998, 5.00%, 7/1/28	60,051
90,000	Palm Beach Co. Hlth. Fac. Auth. Rev. Series 1993 (Jupiter Med. Ctr. Inc. Proj.), 5.25%, 8/1/18	90,056
10,000	Parklands Lee Cmnty. Dev. Dist. Spl. Assmt. Series 2004-B, 5.13%, 5/1/11 (7) (8)	5,294
750,000	Riverwood Estates Cmnty. Dev. Dist. Spl. Assessment Series 2006-B, 5.00%, 5/1/13 (7)(8)	150,000
750,000	Sarasota Co. Hlth. Facs. Auth. Retirement Rev. Ref. Series 2007 (Village on the Isle), 5.50%, 1/1/27	670,538
250,000	Sarasota Natl. Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2007, 5.30%, 5/1/39 (7) (8)	67,500
500,000	Seminole Tribe Spl. Oblig. Rev. Series 2007-A, 5.50%, 10/1/24	469,110
400,000	South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp. Inc. Proj.), 5.80%, 10/1/34	401,188
1,000,000	Stoneybrook South Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 5.45%, 11/1/15 (7) (8)	442,050
750,000	Tolomato Cmnty. Dev. Dist. Spl. Assmt. Series 2007, 6.38%, 5/1/17	696,450
670,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/12	395,742
500,000	Waterset North Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 6.55%, 11/1/15 (7) (8)	315,585
250,000	West Orange Healthcare Dist. Rev. Series 2001-A, 5.80%, 2/1/31	250,753
50,000	West Villages Impt. Dist. Spl. Assmt. Rev. Series 2006 (Unit of Dev. No. 3), 5.50%, 5/1/37 (7) (8)	23,443
450,000	Zephyr Ridge Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2006-B, 5.25%, 5/1/13 (7)(8)	179,420
		8,339,665

Georgia (1.6%)
500,000	Atlanta Arpt. Rev. Series 2000-A, 5.75%, 1/1/20	506,815
1,405,000	East Point Tax Allocation Series 2002-A, 8.00%, 2/1/26	1,425,232
225,000	Gainesville & Hall Co. Dev. Auth. Rev. Series 2009-A2, 6.38%, 11/15/29	232,243
250,000	Medical Ctr. Hosp. Auth. Rev. Ref. Series 2007 (Spring Harbor Green Isl. Proj.), 5.25%, 7/1/27	205,243
		2,369,533

Hawaii (0.3%)
500,000	HI Dept. Budget & Fin. Special Purpose Rev. Series 2009-C2, 6.40%, 11/15/14	504,770

Quantity ($)	Name of Issuer	Fair Value ($)(1)

Idaho (0.5%)
	ID Hsg. & Fin. Assn. Nonprofit Facs. Rev. Series 2008-A:
250,000	(Idaho Arts Charter School Proj.), 5.50%, 12/1/18	232,042
250,000	(Liberty Charter School Proj.), 5.50%, 6/1/21	243,475
250,000	(Victory Charter School Proj.), 5.63%, 7/1/21	242,185
		717,702

Illinois (9.5%)
15,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. Series 1992-A (Section 8), 6.85%, 7/1/22	15,027
500,000	Harvey Ref. & Impt. G.O. Series 2007-A, 5.50%, 12/1/27	461,185
500,000	IL DFA Rev. Ref. Series 2007 (Chicago Charter School Fdn. Proj.), 5.00%, 12/1/36	435,645
1,000,000	IL Fin. Auth. Rev. Ref. Series 2007-A (Christian Homes, Inc. Proj.), 5.25%, 5/15/12	982,470
	IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
65,000	Series 1998-A, 5.70%, 7/1/19	62,952
55,000	Series 2002-A, 5.70%, 7/1/12	55,052
	IL Fin. Auth. Rev.:
500,000	Ref. Series 2006 (Luther Hillside Village Proj.), 5.25%, 2/1/37	447,200
700,000	Series 2006-A (Three Crowns Park Plaza Proj.), 5.88%, 2/15/38	601,692
500,000	Series 2006 (Tabor Hills Supportive Living Proj.), 5.25%, 11/15/26	422,170
500,000	Series 2006-A (Montgomery Place Proj.), 5.75%, 5/15/38	406,915
350,000	Series 2007-A (Sedgebrook, Inc. Fac. Proj.), 5.40%, 11/15/16 (7) (8)	139,790
	IL Fin. Auth. Sports Fac. Rev.:
	Series 2007-A (United Sports Org. of Barrington Proj.):
500,000	6.13%, 10/1/27 (7) (8)	300,395
500,000	6.25%, 10/1/37 (7) (8)	294,820
1,000,000	Series 2008 (North Shore Ice Arena Proj.), 6.25%, 12/1/38	794,920
	IL Hlth. Facs. Auth. Rev.:
250,000	Series 1994 (Ingalls Hlth. Sys. Proj.), 6.25%, 5/15/14	252,307
175,000	Series 2002 (Elmhurst Mem. Healthcare Proj.), 6.25%, 1/1/17	179,725
	Lombard Public Facs. Corp. Rev. First Tier:
	Series 2005-A1 (Conference Ctr. & Hotel Proj.):
115,000	6.38%, 1/1/15	103,722
750,000	5.50%, 1/1/25	541,710
1,925,000	Series 2005-B (Conference Ctr. & Hotel Proj.), 5.25%, 1/1/36	1,892,814
2,000,000	Malta Tax Allocation Rev. Series 2006, 5.75%, 12/30/25	1,249,260
909,000	Manhattan Spl. Service Area Spl. Tax No. 07-6 Series 2007 (Groebe Farm-Stonegate), 5.75%, 3/1/22	555,863
500,000	Metropolitan Pier & Expo Rev. Refunding Series 1996-A (McCormick Proj.), 5.25%, 6/15/27	500,220
	Southwestern IL Dev. Auth. Rev.:
2,475,000	Series 1999 (Anderson Hosp. Proj.), 5.63%, 8/15/29	2,355,730
685,000	Ref. Series 2008-A (Local Govt. Prog.), 7.00%, 10/1/22	638,646
480,000	Series 2006 (Village of Sauget Proj.), 5.63%, 11/1/26	339,518
145,000	Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11	152,269
440,000	Will Co. Spl. Educ. Rev. Series 2006, 5.40%, 1/1/18	464,486
		14,646,503

Indiana (1.9%)
250,000	Crown Point Economic Dev. Rev. Series 2009-C2 (Wittenberg Vlg. Proj.), 6.50%, 11/15/13	250,082
100,000	Elkhart Co. Ind. Hosp. Auth. Rev. Series 1998 (Elkhart General Hosp. Proj.), 5.25%, 8/15/28	91,400
250,000	IN Hlth. & Educ. Fac. Fin. Auth. Rev. Series 2005 (Baptist Homes of IN Proj.), 5.25%, 11/15/35	217,102

See accompanying notes to portfolios of investments on page 44.   23

Sit Tax-Free Income Fund March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

215,000	IN Hlth. Fac. Fin. Auth. Hlth. Fac. Rev. Series 1998 (Holy Cross Health Sys. Corp.), 5.00%, 12/1/28	215,123
	IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
	Series 1993 (Community Hosp. of Anderson Proj.):
75,000	6.00%, 1/1/14	75,171
280,000	6.00%, 1/1/23	280,185
300,000	Ref. Series 1998 (Jackson Proj.), 5.13%, 2/15/17	300,129
	Series 2001-A (Community Foundation Northwest IN):
360,000	6.38%, 8/1/21	368,478
50,000	6.38%, 8/1/31	50,560
250,000	IN Fin. Auth. Rev. Series 2009-A (Drexel Fndtn Educ. Facs. Proj.), 6.00%, 10/1/21	250,717
400,000	St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 2005 (Madison Ctr. Oblig. Group), 5.25%, 2/15/28	331,696
500,000	Vigo Co. Hosp. Auth. Rev. Series 2007 (Union Hosp. Inc. Proj.), 5.50%, 9/1/27	455,570
		2,886,213
Iowa (1.1%)
405,000	Dickinson Co. Hsg. Sr. Rev. Series 2006-A (Spirit Lake - GEAC LLC Proj.), 5.38%, 12/1/16	380,145
410,000	IA Fin. Auth. Sr. Hsg. Rev. Ref. Series 2007-A (Walnut Ridge Proj.), 5.00%, 12/1/14	373,981
500,000	IA Fin. Auth. Sr. Living Fac. Rev. Series 2007-A (Deerfield Ret. Cmnty., Inc.), 5.00%, 11/15/21	364,865
500,000	IA Student Loan Liquidity Corp. Rev. Series 2009, 5.25%, 12/1/24	513,310
		1,632,301
Kansas (0.3%)
250,000	KS Dev. Fin. Auth. Rev. Series 2000-B (Wichita Univ.), 5.90%, 4/1/15	251,045
500,000	Wyandotte Co. Govt. Special Oblig. Rev. Series 2010-A, zero coupon, 8.62% effective yield, 6/1/21	194,885
		445,930
Louisiana (4.7%)
7,200,000	Capital Appreciation Series 2000-D1 (GNMA & FNMA collateralized) zero coupon,
	6.46% effective yield, 4/1/34	1,792,368
333,808	Denham Springs - Livingston Hsg. & Mtg. Rev Series 2007, 5.00%, 11/1/40	330,016
95,000	East Baton Rouge Fin. Auth. Single Family Mtg. Rev. Ref. Series 2007-B1, 4.63%, 10/1/24	96,962
1,200,000	Jefferson Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-D, 5.00%, 6/1/38	1,181,292
200,000	Juban Park Cmnty. Dev. Dist. Special Assessment Series 2006, 5.15%, 10/1/14	177,494
161,000	Layayette Pub. Fin. Auth. Single Family Mortgage Backed Rev. Series 2007, 5.35%, 1/1/41	162,372
	LA Hsg. Fin. Agy. Single Family Mtg. Rev.:
1,935,000	Series 2007-B1, 5.70%, 12/1/38	1,956,091
205,000	Series 2008-B (Home Ownership Program), 6.00%, 12/1/28	219,569
750,000	LA Public Facs. Auth. Rev. Ref. Series 2007-A2 (Tulane Univ. Proj.), variable rate, 2/15/36	566,812
250,000	New Orleans Aviation Board Rev. Series 2009-A, 6.00%, 1/1/25	258,915
525,000	St. John Baptist Parish Rev. Series 2007-A (Marathon Oil Corp.), 5.13%, 6/1/37	490,912
		7,232,803
Maine (0.3%)
500,000	ME Educ. Auth. Student Loan Rev. 2009-A2, 5.63%, 12/1/27	518,250

Maryland (0.3%)
515,000	MD Hlth. & Higher Educ. Facs. Auth. Rev. Series 2010-A (Patterson Pk. Sch.), 5.75%, 7/1/30	507,981

Massachusetts (1.3%)
250,000	MA St. G.O. Series 2007-A (FGIC insured), variable rate, 5/1/37	182,875
	MA Educ. Fin. Auth. Educ. Rev. Series 2010-A:
500,000	5.15%, 1/1/26	499,960
250,000	5.25%, 1/1/28	249,978
250,000	MA Dev. Fin. Agy. Fac. Rev. Series 2009-B2, 6.25%, 6/1/14	250,110

Quantity ($)	Name of Issuer	Fair Value ($)(1)

250,000	MA Dev. Fin. Agy. Rev. Series 2010 (Carleton-Willard Vlg.), 5.63%, 12/1/30	247,390
615,000	MA Hlth. & Educ. Fac. Auth. Rev. Series 2008-A (Quincy Med. Ctr. Proj.), 5.13%, 1/15/12	616,285
		2,046,598
Michigan (2.2%)
500,000	Flint Hosp. Bldg. Auth. Rev. Series 2003 (Hurley Med. Ctr.), 6.00%, 7/1/20	486,905
	MI Pub. Educ. Facs. Auth Ltd. Rev.:
115,000	Ref. Series 2006 (Black River School Proj.), 5.13%, 9/1/11	114,310
500,000	Rev. Series 2007 (Richfield Pub. Sch. Proj.), 5.00%, 9/1/22	436,735
650,000	Ref. Series 2007 (Bradford Proj.), 6.00%, 9/1/16	659,276
500,000	Ref. Series 2007 (Nataki Talibah Proj.), 6.25%, 10/1/23	428,560
500,000	MI Hosp. Fin. Auth. Rev. Ref. Series 1998-A (Mclaren Hlth. Care Proj.), 5.00%, 6/1/28	477,550
250,000	MI Tobacco Settlement Fin. Auth. Sr. Rev. Series 2007-A, 5.13%, 6/1/22	233,120
500,000	Saginaw Hosp Fin. Auth. Series 2000-F (Covenant Med. Ctr. Proj.), 6.50%, 7/1/30	505,600
		3,342,056
Minnesota (2.1%)
2,101,504	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 5.30%, 11/1/32	2,079,018
600,000	MN HFA Rev. Series 2009, 5.10%, 1/1/40	604,794
583,264	St. Paul Hsg. & Redev. Auth. Rev. Series 2006 (Nursing Home NTS-Episcopal), 5.63%, 10/1/33	497,472
		3,181,284
Mississippi (0.4%)
	MS Home Corp. Single Fam. Mtg. Rev.:
220,000	Series 2007-C1, 5.60%, 6/1/38	232,857
385,000	Series 2008-B2, 6.75%, 6/1/39	423,431
		656,288
Missouri (3.0%)
150,000	Branson Cmnty. Park Impt. Dist. Spl. Assessment Rev. Series 2007-A, 5.00%, 6/1/10	149,979
500,000	Chillicothe Tax Increment Rev Series 2006 (South U.S. 65 Proj.), 5.63%, 4/1/27	426,100
250,000	Independence 39th St. Transn. Dist. Rev. Ref. & Impt. Series 2008 (Road Impt. Proj.), 6.875%, 9/1/32	240,737
1,000,000	Joplin Indl. Dev. Auth. Rev. Ref. Series 2007-F (Christian Homes Inc. Proj.), 5.50%, 5/15/17	884,010
500,000	Kansas City Indl. Dev. Auth. Multifamily Hsg. Rev. Series 2009-B (Grand Blvd. Lofts), 5.00%, 1/1/12	491,275
500,000	Kirkwood Indl. Dev. Auth. Retirement Cmnty. Rev. Series 2010-C2 (Aberdeen Hts.), 7.00%, 11/15/15	500,140
250,000	MO Dev Fin. Brd. Facs. Rev. Series 2007-E (Independence - Centerpoint Proj.), 5.13%, 4/1/25	249,353
750,000	Lakeside 370 Levee Dist. Impt. Spl. Tax Series 2008, 7.00%, 4/1/28	743,197
400,000	MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 2007-B (Riverside Horizons), 4.50%, 5/1/27	340,068
405,000	St. Louis Indl. Dev. Auth. Tax Allocation Rev. Series 2006 (Southtown Redev.), 5.13%, 5/1/26	314,073
220,000	Univ. City Indl. Dev. Auth. Hsg. Rev. Ref. Series 1995-A (Canterbury Proj.), 5.75%, 12/20/15	220,185
		4,559,117

Montana (0.6%)
828,974	MT Fac. Fin. Auth. Rev. Series 2005 (Great Falls Pre-Release Svcs. Proj.), 5.08%, 4/1/21	871,069

Nebraska (0.2%)
500,000	Mead Vlg. Tax Allocation Rev. Series 2006-A (E3 Biofuels - Mead LLC Proj.), 5.13%, 7/1/12 (7) (8)	278,435

Nevada (2.5%)
250,000	Clark Co. Econ. Dev. Rev. Series 2003 (Alexander Dawson Sch. Proj.), 5.38%, 5/15/33	250,160
415,000	Clark Co. Impt. Spl. Assmt. Series 2007-A (Summerlin Proj.), 4.85%, 2/1/17	361,540
600,000	Las Vegas Paiute Tribe Rev. Series 2002A (ACA insured), 6.63%, 11/1/17	528,432
750,000	Las Vegas Redev. Agy. Tax Allocation Rev. Series 2009, 7.50%, 6/15/23 (5)	843,277
300,000	North Las Vegas LOC Impt. Spl. Assessment Ref. Sub. Series 2006-B, 4.50%, 12/1/10	299,553
	NV Hsg. Dev. SF Mtg. Program Mezzanine Series 1998B:
85,000	5.30%, 4/1/16	85,116

See accompanying notes to portfolios of investments on page 44.     25

Sit Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

550,000	5.10%, 10/1/40	553,949
	Sparks Redev. Agy. Tax Increment Rev. Series 2008 (Redev. Area No. 2 Proj.):
275,000	6.13%, 6/1/15	272,756
500,000	6.40%, 6/1/20	470,420
250,000	Sparks Tourism Impt. Dist. No. 1 Sr. Sales Tax Series 2008-A, 6.50%, 6/15/20	240,430
		3,905,633
New Hampshire (0.6%)
	Manchester Hsg. & Redev. Auth. Rev.:
200,000	Series 2000-B (Radian insured) zero coupon, 5.25% effective yield, 1/1/19	96,620
890,000	Series 2000-A (ACA insured), 6.75%, 1/1/15	875,395
		972,015
New Jersey (1.6%)
965,000	NJ Hsg. & Mtg. Fin. Agy. Rev. Series 2009-FF, 5.05%, 10/1/39	971,938
	NJ Hgr. Educ. Assistance Auth. Student Loan Rev.:
250,000	Series 2010-A, 4.75%, 12/1/29	251,185
750,000	Series 2009-A, 5.00%, 6/1/27	764,858
1,000,000	NJ Transn. Auth. Cap. App. Rev. Series 2010-A, zero coupon, 5.85% effective yield, 12/15/25	421,960
		2,409,941
New Mexico (2.4%)
	Farmington Pollution Ctl. Rev. Ref. (Pub. Svc. Co. San Juan Proj.):
250,000	Series 1996-B, 6.30%, 12/1/16	250,157
1,000,000	Series 1996-C, 5.70%, 12/1/16	1,000,180
365,000	NM MFA Forward Mortgage-Backed Series 1995-E (GNMA collateralized), 6.95%, 1/1/26	373,238
	NM MFA Single Family Mtg. Rev.:
500,000	Series 2009-IE, 4.80%, 9/1/29	499,355
990,000	Series 2009-IB2, 5.25%, 9/1/34	1,010,444
500,000	Series 2009-IC2, 5.35%, 9/1/30	519,000
		3,652,374
New York (1.0%)
225,000	Madison Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (Oneida Hlth. Sys., Inc. Proj.), 4.50%, 2/1/17	214,655
250,000	Seneca Nation Indians Cap. Impt. Auth. Spl. Oblig. Rev. Series 2007-A, 5.00%, 12/1/23	207,155
	Ulster Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007-A:
500,000	5.10%, 9/15/13	495,440
650,000	5.25%, 9/15/16	599,788
		1,517,038
North Carolina (0.4%)
750,000	Buncome Co. Proj. Dev. Fin. Rev. Series 2008 (Woodfin Downtown Corridor Dev.), 6.75%, 8/1/24	687,480

North Dakota (0.3%)
250,000	Langdon Hlth. Care Facs. Rev. Series 2010 (Cavalier Co. Mem. Hosp. Proj.), 6.20%, 1/1/25	247,260
147,337	City of Washburn Series 2007-B (Bismarck State College Fdtn.), 5.01%, 4/1/32	143,690
		390,950
Northern Mariana Islands (0.2%)
450,000	Northern Mariana Islands Commonwealth G.O. Ref. Series 2007-B, 5.00%, 10/1/22	373,266

Ohio (2.2%)
330,000	Blue Ash Tax Allocation Rev. Series 2006 (Duke Realty Ohio Proj.), 5.00%, 12/1/21	302,075
430,000	Buckeye Tobacco Settlement Fin. Auth. Asset-Backed Sr. Rev. Series 2007-A2, 5.13%, 6/1/24	396,709
	Cleveland-Cuyahoga Co. Port. Auth. Dev. Rev.:
295,000	Series 1999-A, 5.38%, 5/15/19	274,710
250,000	Series 2005-B (Fairmount Proj.), 5.13%, 5/15/25	210,697

Quantity ($)	Name of Issuer	Fair Value ($)(1)

730,000	Series 2006-A (Sr. Hsg. - St. Clarence - Geac Proj.), 6.00%, 5/1/21	670,614
747,900	Cuyahoga Co. Hsg. Mtg. Sr. Rev. Series 2007 (R H Myers Apts. Proj.), 5.70%, 3/20/42	787,015
250,000	Erie Co. Hosp. Facs. Rev. Series 2002-A (Firelands Regl. Med. Ctr. Proj.), 5.63%, 8/15/32	229,600
250,000	OH Air Quality Dev. Auth. Rev. Series 1999-C (Ohio Power Co.), 5.15%, 5/1/26	240,210
210,000	OH Hsg. Fin. Agy. Residential Mtg. Rev. Series 2008-F, 5.45%, 9/1/33	216,661
		3,328,291
Oklahoma (0.5%)
500,000	Citizen Potawatomi Nation Tax Rev. Series 2004-A, 6.50%, 9/1/16	487,815
215,000	Valley View Hosp. Auth. Rev. Ref. Series 1996, 6.00%, 8/15/14	215,335
		703,150
Oregon (0.6%)
250,000	OR G.O. Series 2001-81 (Veterans Welfare Proj.), 5.25%, 10/1/42	251,323
785,000	Western Generation Agy. Sub. Lien Rev. Series 2006-C (Wauna Cogeneration), 5.00%, 1/1/21	716,988
		968,311
Pennsylvania (2.3%)
490,000	Butler Co. Gen. Auth. Rev. Series 2007 (Butler Area Sch. Dist. Proj.), variable rate, 10/1/34	328,422
250,000	Erie Co. Hosp. Auth. Rev. Series 2010-A (St. Vincents Hlth.), 7.00%, 7/1/27	250,830
600,000	Geisinger Auth. Hlth. Sys. Rev. Series 2007 (Geisinger Hlth. Sys. Proj.), variable rate, 5/1/37	454,350
250,000	Lehigh Co. General Purpose Auth. Rev. Series 2007 (Saint Luke’s Bethlehem), variable rate, 8/15/42	171,812
500,000	Luzerne Co. G.O. Notes Series 2009 (FSA insured), 7.00%, 11/1/26	559,210
500,000	PA Econ. Dev. Fin. Auth. Hlth. Sys. Rev. Series 2009-A (Albert Einstein Hlth. Care), 6.25%, 10/15/23	534,420
500,000	PA Hsg. Fin. Agy. Single Family Mtg. Rev. Series 2010-B, 4.75%, 10/1/28	495,145
	PA Turnpike Commn. Rev. Cap. Appreciation Sub Series 2009-C:
500,000	zero coupon, 6.00% effective yield, 6/1/30	329,850
500,000	zero coupon, 6.25% effective yield, 6/1/33	370,200
		3,494,239
Puerto Rico (0.6%)
500,000	Puerto RicoElec. Pwr. Auth. Rev. Ref. Series 2007-UU, variable rate, 7/1/25	378,125
500,000	Puerto Rico Commonwealth Hwy. & Transport. Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	293,250
500,000	Puerto Rico Sales Tax. Fin. Corp. Rev. Series 2007-A, variable rate, 8/1/57	316,750
		988,125
Rhode Island (1.0%)
565,000	RI Hlth. & Educ. Bldg. Corp. Rev. Series 1997 (Steere House Proj.), 5.80%, 7/1/20	552,163
500,000	RI Hsg. & Mtg. Fin. Corp. Rev. Series 2008-A2 (Home Ownership Oppty. Proj.), 5.63%, 10/1/38	521,070
500,000	RI Student Loan Sr. Rev. Series 2009-A, 5.75%, 121/27	501,425
		1,574,658
South Carolina (0.7%)
	SC Jobs Econ. Dev. Auth. Hlth. Care Fac. Rev. (Woodlands at Furman Proj.):
500,000	Series 2007-A, 6.00%, 11/15/27	392,130
250,000	Series 2007-B, 5.15%, 11/15/42	238,558
500,000	SC Educ. Assist. Auth. Rev. Series 2009-I, 5.10%, 10/1/29	501,495
		1,132,183
Tennessee (1.1%)
495,000	Metro Govt. Nashville & Davidson Co. Hlth. & Educ. Facs. Brd. Multifamily Hsg. Rev.
	Series 2005-A (Prestige Proj.), 7.50%, 12/20/40 (7) (8)	297,752
240,000	Metro Govt. Nashville & Davidson Co. Indus. Dev. Brd. Rev. Ref.
	Series 2001-A (GNMA collateralized), 6.625%, 3/20/36	250,807
	Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily Hsg. Rev.:
	(CME Memphis Apts. Proj.):
1,850,000	Senior Series 1998-A, 5.35%, 1/1/19 (7) (8)	190,236
7,875,000	Senior Series 1998-A, 5.55%, 1/1/29 (7) (8)	788,760

See accompanying notes to portfolios of investments on page 44.     27

Sit Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

1,630,000	Subordinate Series 1998-C, 6.00%, 1/1/29 (7) (8)	16
	(Eastwood Park Apts. Proj.):
1,000,000	Senior Series 1995-A2, 6.40%, 9/1/25 (7) (8)	149,980
405,000	Subordinate Series 1995-C, 7.50%, 9/1/25 (7) (8)	4
		1,677,555
Texas (9.4%)
20,000	Austin Utilities System Rev. Ref. Series 1993 (NATL insured), 5.25%, 5/15/18	20,066
	Bexar Co. HFC Multifamily Hsg. Rev.:
250,000	Series 2000-A (Dymaxion & Marbach Pk. Apts. Proj.), 6.10%, 8/1/30	200,102
540,000	Subordinated Series 2000-C (Honey Creek Apts. Proj.), 8.00%, 4/1/30 (7) (8)	320,128
90,000	Ref. Series 2001-A (Nob Hill Apartments Proj.), 5.50%, 6/1/11	86,962
100,000	Sub. Series 2001-B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts.), 7.50%, 12/1/14	92,017
440,000	Series 2001-A-1 (American Opportunity - Waterford Proj.), 6.50%, 12/1/21	406,446
1,937,000	Dallas HFC Multifamily Mtg. Rev. Series 1998-A (Towne Ctr. Apts.), 6.75%, 10/20/32	1,997,357
212,023	El Paso Hsg. Fin. Corp. Single Family Mtg. Rev. Series 2001-A3, 6.18%, 4/1/33	222,690
1,284,226	Galveston Co. Municipal Util. Dist. No. 52 Series 2010-A, 6.39%, 9/1/10	1,027,124
100,000	Harris Co. Spl. Rev. Sr. Lien Series 1998-A (Houston Sports Auth. Proj.), 5.00%, 11/15/28	93,991
500,000	Harris Co. Cultural Educ. Facs. Fin. Corp. Rev Series 2009 (Space Center), 6.75%, 8/15/21	497,600
455,000	La Vernia Higher Educ. Fin. Corp. Rev. Series 2008 (Friends Life Proj.), 6.00%, 2/15/18	432,782
750,000	North TX Twy. Auth. Toll Rev. Ref. Series 2008-F, 6.13%, 1/1/31	789,735
1,000,000	Northeast TX Wtr. Dist. Rev. Series 2009 (Southside Water Facs. Proj.)
	zero coupon, 8.50% effective yield, 9/1/27	284,160
750,000	Port Corpus Christi Auth. Gen. Rev. Ref. Series 1989 (Union Pacific-Conv.), 5.65%, 12/1/22	750,000
1,175,000	Richardson Hosp. Auth. Rev. Ref. Series 1998 (Baylor/Richardson Proj.), 5.63%, 12/1/28	1,065,819
385,000	Rio Grande Valley Hlth. Facs. Dev. Corp. Hosp. Rev. Series 1992 (Valley Baptist), 6.40%, 8/1/12	386,001
	Tarrant Co. Cultural Educ. Facs. Fin. Corp. Retirement Fac. Rev.:
300,000	Series 2007 (C.C. Young Mem. Hom. Proj.), 5.00%, 2/15/13	290,256
250,000	Series 2007 (Buckingham Sr. Living Cmnty. Inc. Proj.), 5.25%, 11/15/16	246,145
500,000	Series 2009-C (Sr. Living Ctr. Proj.), 6.50%, 11/15/14	493,890
500,000	Series 2009-B-2 (C.C. Young Mem. Home Proj.), 6.50%, 2/15/14	500,330
250,000	Series 2010-A (Mirador Proj.), 7.75%, 11/15/19	247,305
490,000	Tarrant Co. HFC Multifamily Hsg. Rev. Subordinate Seroes 2001-C
	(Crossroads Apt. Proj.), 7.25%, 12/1/36 (7) (8)	5
	TX Municipal Gas Acq. & Supply Corp. I Gas Supply Sr. Lien Rev.:
500,000	Series 2006-C, variable rate, 12/15/26	386,125
35,000	Series 2008-D, 6.25%, 12/15/26	37,961
300,000	TX Municipal Gas Acq. & Supply Corp. II Gas Supply Rev. Series 2007, variable rate, 9/15/27	237,375
220,000	TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16	221,228
500,000	TX St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev. Series 2007-A (Idea Pub. Sch.), 5.00%, 8/15/30	431,605
	TX Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev.:
1,000,000	Series 2006-A (Kipp Inc. Proj.), 5.00%, 2/15/28	914,770
735,000	Series 2006-A (Ed-Burnham Wood Proj.), 5.50%, 9/1/18	685,174
250,000	Travis Co. Hlth. Facs. Dev. Corp. Rev. Series 2010 (Westminster Manor), 6.25%, 11/1/16	248,060
835,000	Travis Co. Hlth. Facs. Dev. Corp. Retirement Fac. Rev. Series 2005
	(Querencia Barton Creek Proj.), 4.90%, 11/15/13	845,003
		14,458,212
Utah (0.6%)
250,000	Provo Charter Sch. Rev. Series 2007 (Freedom Academy Fdn.), 5.50%, 6/15/37	188,593
857,000	UT Assoc. Muni. Pwr. Sys. Rev Series 2007-A, 5.00%, 5/1/27	710,804
		899,397

Quantity ($)	Name of Issuer	Fair Value ($)(1)

Virginia (1.7%)
500,000	Farms New Kent Cmnty. Dev. Auth. Spl. Assmt. Series 2006-A, 5.125%, 3/1/36	338,785
500,000	Virginia St. Hsg. Dev. Auth. Rev. Series 2009-F (Rental Hsg. Proj.), 5.00%, 12/1/39	504,725
1,500,000	Virginia St. Hsg. Dev. Auth. Comwlth. Mtg. Rev. Series 2001-H1 (NATL insured), 5.38%, 7/1/36	1,511,670
150,000	Washington Co. Indl. Dev. Auth. Hosp. Rev. Series 2009-C (Mtn. Sts. Hlth. Alliance), 7.25%, 7/1/19	178,226
		2,533,406
Washington (1.5%)
830,000	Kalispel Tribe Indians Priority Dist. Rev. Series 2008, 6.20%, 1/1/16	783,205
250,000	WA State Health Care Facs. Auth. Rev. Series 2010 (Overlake Hosp. Med. Ctr.), 5.25%, 7/1/23	250,963
1,250,000	WA State Hsg. Fin. Commn. Nonprofit Rev. Series 2007-B (Skyline At First Hill Proj.), 5.10%, 1/1/13	1,219,525
		2,253,693
West Virginia (0.9%)
1,350,000	Pleasants Co. Pollution Ctrl. Rev. Series 1995-C (Monongahela Pwr. Co.), 6.15%, 5/1/15	1,351,607
Wisconsin (4.3%)
250,000	WI Gen. Rev. Appropriation Rev. Series 2009-A, 6.00%, 5/1/27 (5)	283,683
	WI Hlth. & Educ. Fac. Auth. Rev.:
250,000	Series 1993-C (Sorrowful Mother Corp. Proj.), 5.50%, 8/15/23	250,058
500,000	Series 1996 (Aurora Med. Group Proj.), 5.75%, 11/15/25	500,445
1,000,000	Series 1999-A (Aurora Hlth. Care Proj), 5.60%, 2/15/29	980,530
225,000	Series 1999-B (Aurora Hlth. Care Proj), 5.50%, 2/15/15	228,058
500,000	Series 1999-B (Aurora Hlth. Care Proj)(ACA insured), 5.63%, 2/15/29	486,650
900,000	Series 1999 (Divine Savior, Inc. Proj.)(ACA insured), 5.70%, 6/1/28	864,522
	Series 2001 (Agnesian Healthcare, Inc. Proj.):
550,000	6.00%, 7/1/17	558,800
340,000	6.00%, 7/1/21	342,604
250,000	Series 2003 (Aurora Hlth. Care Proj), 6.40%, 4/15/33	254,813
	Series 2003 (Synergy Hlth., Inc. Proj.):
205,000	6.00%, 11/15/23	211,968
250,000	6.00%, 11/15/32	256,490
450,000	Series 2004 (Blood Ctr. Southeastern Proj.), 5.50%, 6/1/24	458,676
500,000	Series 2004-A (Beaver Dam Cmnty. Hosp., Inc.), 6.75%, 8/15/34	497,580
250,000	Series 2009-C2 (St. Johns Cmntys., Inc.), 5.40%, 9/15/14	247,968
250,000	Series 2010-A (Beloit College), 6.00%, 6/1/30 (10)	250,163
		6,673,008

Total municipal bonds (cost: $164,896,606)		138,132,129

Closed-End Mutual Funds (6.9%) (2)
32,600	BlackRock Long-Term Municipal Advantage Trust (BTA)	340,996
66,500	BlackRock MuniYield Insured Fund (MYI)	870,485
33,800	BlackRock MuniHoldings Florida Insured Fund (MFL)	455,962
54,500	BlackRock MuniYield Florida Fund (MYF)	718,310
23,700	BlackRock MuniYield Michigan Insured Fund (MIY)	317,580
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)	278,530
208,600	DWS Municipal Income Trust (KTF)	2,501,114
12,390	Eaton Vance National Municipal Income Trust (FEV)	154,875
58,300	Investment Grade Municipal Income Fund (PPM)	841,269
25,923	MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (MZF)	348,664
6,000	Morgan Stanley Quality Investment (IQT)	78,660
11,700	Nuveen Michigan Premium Income Municipal Fund (NMP)	150,111

See accompanying notes to portfolios of investments on page 44.	29

Sit Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

21,500	Nuveen Premier Municipal Income Fund (NPF)	286,165
81,332	Nuveen Premium Income Fund (NPM)	1,117,502
67,411	Putnam Municipal Opportunities Trust (PMO)	775,227
36,800	Van Kampen Advantage Municipal Income Trust II (VKI)	447,120
28,200	Van Kampen Pennsylvania Value Municipal Income Trust (VPV)	387,186
9,100	Van Kampen Select Sector Muni Fund (VKL)	111,293
25,889	Van Kampen Trust Investment Grade Muni Fund (VGM)	368,147

Total closed-end mutual funds (cost: $10,191,997)		10,549,196

Short-Term Securities (3.0%) (2)
4,657,108	Dreyfus Tax-Exempt Cash Management Fund, 0.08%	4,657,108

Total short-term securities (cost: $4,657,108)

Total investments in securities (cost: $179,745,711) (6)		$153,338,433

30	See accompanying notes to portfolios of investments on page 44.

This page has been left blank intentionally.

Sit Minnesota Tax-Free Income Fund
One Year ended March 31, 2010

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Sit Minnesota Tax-Free Income Fund provided a return of +15.22% for the fiscal year ended March 31, 2010 compared with a total return of +5.91% for the Barclays Capital 5-Year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.49% as of March 31, 2010.
          During the last 12 months, yield levels declined across the entire municipal yield curve with yields declining by 0.36% for bonds maturing in one year and by 0.86% for the longest maturities. Yields also declined across all Bond Rating categories with the average yield for all AAA-rated bonds declining by about ½ of 1%, A-rated bonds by 1% and Baa-rated bonds by almost 2%. During the financial crisis of 2008 and early 2009, many investors sold risky investments of all types and reinvested their money in money market funds, U.S. Government bonds and other low risk but low yielding investments. By mid-2009, the low returns available on those low risk investments, the strong domestic and international governmental response to the crisis and the growing consensus that economic conditions were beginning to improve resulted in investors moving away from their low risk investments back to higher yielding and more risky investments.
          The Fund’s strong outperformance over the past twelve months was attributable to broad improvement in prices for the types of bonds in which it invests, thus helping it to essentially recover from the decline in net asset value experienced during the bear market of 2008. The five largest sectors in which the Fund invests, including four that each account for more than 10% of the Fund’s investments, earned returns at least 5% higher than the return earned by the Barclays 5-Year Index. Among the large sectors, the highest returns were earned by the Hospital and Multi-Family sectors, with returns 18% above the benchmark. The average credit quality of the Fund’s investments remains stable.
          The Fund’s longer-than-benchmark duration of 5.0 years on March 31 also contributed to the Fund’s outperformance, since longer duration bonds outperformed.
          Looking forward, we expect bonds rated A or less to earn higher returns than more highly rated bonds and yield levels for shorter and intermediate maturities to rise over the next twelve months, while the yields on longer maturities are expected to be more stable as taxable Build America Bonds (i.e. BABs) are substituted for tax-exempt issues at the longer end. While the state of Minnesota is experiencing a sizeable budget deficit, we believe that actions will be taken to substantially reduce the deficit and that an improving economy will positively impact tax collections; therefore, we expect Minnesota municipals to remain attractive.

INVESTMENT OBJECTIVE AND STRATEGY
          The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
          During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

PORTFOLIO SUMMARY

Net Asset Value 3/31/10:	$9.88 Per Share
3/31/09:	$8.97 Per Share
Total Net Assets:	$290.8 Million
30-day SEC Yield:	4.49%
Tax Equivalent Yield:	7.50%(1)
12-Month Distribution Rate:	4.52%
Average Maturity:	14.7 Years
Duration to Estimated Avg. Life:	5.0 Years(2)
Implied Duration:	7.3 Years(2)

(1) For individuals in the 35.0% federal tax and 7.85% MN tax brackets.
(2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper MN Muni. Bond Fund Index
3 Month**	1.45%	0.77%	1.18%
6 Month**	2.08	1.32	N/A
1 Year	15.22	5.91	10.26
5 Years	4.00	4.90	3.97
10 Years	4.79	5.19	4.91
Inception	4.86	5.00	4.67
(12/1/93)

CUMULATIVE TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index	Lipper MN Muni Bond Fund Index
1 Year	15.22%	5.91%	10.26%
5 Year	21.65	27.04	21.49
10 Year	59.59	65.94	61.56
Inception	117.10	121.96	110.82
(12/1/93)
*As of 3/31/10.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital 5-Year Municipal Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/10 would have grown to $21,710 in the Fund or $22,196 in the Barclays Capital 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities
AAA	0.0%
AA	0.4
A	7.3
BBB	15.1
BB	9.9
<BB	0.3

Total	33.0%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Minnesota Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

Municipal Bonds (94.5%) (2)
Education/Student Loan (10.2%)
1,070,000	Brooklyn Park Lease Rev. Series 2009A (Prairie Seeds Academy Proj.), 8.00%, 3/1/20	1,121,210
	Intermediate Sch. Dist. 287 Lease Rev. Series 2006:
4,036,673	5.46%, 1/1/28	3,991,139
5,096,147	5.30%, 11/1/32	5,041,618
	Minneapolis Educ. Fac. Lease Rev. Series 2006-A (Seed/Harvest Prep. Proj.) (LOC-U.S. Bank):
775,000	5.13%, 1/1/16	626,394
875,000	6.25%, 1/1/21	672,166
	Minnesota Higher Educ. Fac. Auth. Rev.:
272,940	Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14	273,592
165,000	Series 1972 (Augsburg College), 5.60%, 12/1/12	166,841
700,000	Series 1999-4Y (Augsburg College), 5.05%, 10/1/13	700,833
150,000	Series 1999-4Y (Augsburg College), 5.20%, 10/1/16	150,059
75,000	Series 1999-4Y (Augsburg College), 5.30%, 10/1/27	70,208
700,000	Series 2005-6C (Augsburg College), 5.00%, 5/1/23	698,642
50,000	Series 2000-5E (St. Mary’s Univ.), 6.75%, 3/1/22	50,055
100,000	Series 2000-5E (St. Mary’s Univ.), 6.75%, 3/1/26	100,092
500,000	Series 2006-6I (Univ. St. Thomas), 5.00%, 4/1/23	520,160
1,250,000	Series 2008-6W (Univ. St. Thomas), 6.00%, 10/1/25	1,336,513
1,000,000	Series 2009-7A (Univ. St. Thomas), 5.00%, 10/1/39	1,007,520
2,432,948	Series 2006-6M (College of St. Benedict), 4.49%, 10/1/16	2,438,447
1,898,664	Series 2007-6N (College St. Catherine), 4.75%, 4/26/27	1,764,998
910,000	Series 2007-6R (Bethel University), 5.50%, 5/1/14	932,650
600,000	Series 2007-6R (Bethel University), 5.50%, 5/1/22	600,318
160,000	Series 2007-6R (Bethel University), 5.50%, 5/1/23	159,107
1,400,000	Series 2007-6S (St. Scholastica College), 5.00%, 12/1/27	1,356,782
	Pine City Lease Rev. Series 2006-A (Lakes Intl. Language Academy Proj.):
315,000	5.75%, 5/1/16	304,029
300,000	6.00%, 5/1/26	268,896
415,000	Ramsey Lease Rev. Series 2004-A (Pact Charter School Proj.), 5.65%, 12/1/13	414,448
757,044	Olmsted Co. Hsg. & Redev. Auth. Series 2007 (Schaeffer Academy Proj.), 4.98%, 4/25/27	593,288
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
370,000	Series 2002-A (New Spirit Charter School Proj.), 6.50%, 12/1/12	378,566
605,000	Series 2006-A (Hmong Academy Proj.), 5.50%, 9/1/18	562,505
	Series 2006-A (Cmnty. Peace Academy Proj.):
685,000	4.35%, 12/1/12	679,020
600,000	4.35%, 12/1/14	582,450
1,500,000	5.00%, 12/1/18	1,432,800
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. Series 2007 (St. Paul Acad. & Summit), 5.00%, 10/1/24	519,960
100,000	Victoria Private School Fac. Rev. Series 1999-A (Holy Family Catholic H.S. Proj.), 5.20%, 9/1/11	100,026
		29,615,332
Escrowed To Maturity/Prerefunded (2.0%)
55,000	Guam Economic Dev. Auth. Tobacco Settlement Asset-Backed Series 2001-A, 5.00%, 5/15/22	57,623
	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.):
50,000	Series 2003-A, 5.00%, 11/1/14	55,227
850,000	Series 2003-A, 5.85%, 11/1/23	963,738
100,000	Series 2003-A, 6.00%, 11/1/28	113,897
3,500,000	Marshall Medical Ctr. Gross Rev. Series 2006 (Avera Marshall Reg. Med. Ctr. Proj.), 4.75%, 11/1/28	3,889,795
50,000	Northfield Hospital Rev. Series 2001-C, 6.00%, 11/1/21	53,958

Quantity ($)	Name of Issuer	Fair Value ($)(1)

465,000	Roseville Dev. Rev. Refunding Series 2004 (Roseville Office Plaza Proj.), 4.63%, 8/1/12	484,953
350,000	St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2001-A (Cmnty. of Peace Academy), 6.38%, 12/1/11	368,018
		5,987,209

General Obligation (0.5%)
650,000	Dakota Co. Cmnty. Dev. Agy. Sr. Hsg. Facs. G.O. Series 2007-A, 5.00%, 1/1/26	688,838
300,000	Metropolitan Council Minneapolis-St. Paul Met. Area Tran. G.O. Series 2008-B, 4.50%, 3/1/26	310,008
500,000	Northern Mariana Islands Commonwealth Ref. G.O. Series 2007-B, 5.00%, 10/1/22	414,740
100,000	St. Paul Street Impt. Special Assessment G.O. Series 2000-B, 5.30%, 3/1/12	100,384
30,000	Winona Water & Sewer G.O. Series 1998-C, 4.90%, 2/1/13	30,101
		1,544,071

Hospital/Health Care (22.8%)
1,500,000	Bemidji Hlth. Care Facs. Rev. Series 2002 (North Country Hlth. Svcs. Proj.), 5.00%, 9/1/24	1,450,560
	Bemidji Hlth. Care Facs. Rev. Ref. Series 2006 (North County Health Svcs. Proj.):
435,000	5.00%, 9/1/21	433,860
250,000	5.00%, 9/1/24	241,760
4,025,000	Breckenridge Rev. Series 2004-A (Catholic Hlth. Initiatives Proj.), 5.00%, 5/1/30	4,082,678
	Carlton Hlth. Care & Hsg. Fac. Rev. Ref. Series 2006 (Faith Care Ctr. Proj.):
100,000	5.00%, 4/1/13	102,630
400,000	5.20%, 4/1/16	375,372
1,000,000	Chippewa Co. Gross Rev. Series 2007 (Montevideo Hosp. Proj.), 4.63%, 3/1/14	1,016,250
365,000	Cold Spring Hlth. Care Facs. Rev. Series 2008 (Assumption Home, Inc. Proj.), 7.25%, 3/1/23	380,027
	Cold Spring Nursing Home & Sr. Hsg. Rev. Series 2005 (Assumption Home, Inc. Proj.):
135,000	4.70%, 3/1/14	136,013
145,000	4.80%, 3/1/15	142,248
150,000	4.90%, 3/1/16	141,690
285,000	Crookston Hlth. Care Fac. Rev. Ref. Series 2007 (Riverview Hlth. Proj.), 4.75%, 5/1/10	285,114
40,000	Crookston Nursing Home & Multifamily Hsg. Rev Series 2002-A (Villa St. Vincent Proj.), 5.50%, 9/1/11	40,142
400,000	Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev.Series 2005, 5.20%, 6/1/25	362,172
1,500,000	Detroit Lakes Hsg. Rev. Ref. Series 2004-E (Mankato Lutheran Proj.), 4.25%, 8/1/34	1,497,825
415,000	Detroit Lakes Hsg. & Hlth. Facs. Rev. Ref. Series 2004-A (CDL Homes Proj.), 4.00%, 8/1/34	415,120
1,500,000	Douglas Co. Gross Hlth. Care Facs. Rev. Series 2008-A (Douglas Co. Hosp. Proj.), 6.00%, 7/1/28	1,520,265
195,000	Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke’s Hosp. Proj.), 6.00%, 6/15/12	200,854
765,852	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.), Series 2004, 4.00%, 8/20/36	720,337
938,229	Duluth Hsg. & Redev. Auth. Sr. Hsg. (Lakeshore Proj.), Series 2005, 5.20%, 12/20/35	902,173
	Elk River Rev. Series 1998 (Care Choice Member Proj.):
660,000	5.60%, 8/1/13	660,370
115,000	5.75%, 8/1/23	102,795
1,925,000	Glencoe Hlth. Care Fac. Rev. Series 2005 (Glencoe Regional Hlth. Svcs. Proj.), 5.00%, 4/1/25	1,822,840
	Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
120,000	5.20%, 11/1/10	119,489
125,000	5.30%, 11/1/11	124,477
135,000	5.40%, 11/1/12	135,015
140,000	5.50%, 11/1/13	140,022
	Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured):
970,000	5.25%, 9/15/18	945,440
705,000	5.30%, 9/15/28	623,079
275,000	Inver Grove Heights Nursing Home Rev. Ref. Series 2006 (Presbyterian Homes Care), 5.00%, 10/1/11	281,099
	Maple Grove Hlth. Care Fac. Rev. Series 2005 (North Memorial Hlth. Care Proj.):
1,000,000	5.00%, 9/1/20	1,001,840
780,000	5.00%, 9/1/29	732,896
	Maple Grove Hlth. Care Sys. Rev. Series 2007 (Maple Grove Hosp. Corp.):
1,200,000	5.25%, 5/1/25	1,232,772

See accompanying notes to portfolios of investments on page 44.   35

Sit Minnesota Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

1,500,000	5.25%, 5/1/28	1,521,180
150,000	Marshall Medical Ctr. Gross Rev. Series 2003-B (Weiner Memorial Medical Ctr.), 4.85%, 11/1/11	158,341
	Meeker Co. Hosp. Facs. Gross Rev. Series 2007 (Mem. Hosp. Proj.):
500,000	5.00%, 11/1/14	510,025
1,000,000	5.63%, 11/1/22	1,011,940
	Minneapolis Hlth. Care Sys. Rev. Series 2008-A (Fairview Hlth Svcs. Proj.):
1,000,000	6.00%, 11/15/18	1,119,420
520,000	6.38%, 11/15/23	573,763
1,000,000	Minneapolis Hsg. & Hlth. Care Facs. Rev. Ref. Series 2007-A (Providence Proj.), 5.50%, 10/1/14	989,430
	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev.:
600,000	Series 2003 (Health Partners), 5.88%, 12/1/29	600,432
500,000	Series 2010-A1 (Childrens Hosp.), 5.00%, 8/15/34	501,175
250,000	Minneapolis Pooled Rev. Series 1999 (Care Choice Member Proj.), 5.75%, 4/1/19	234,060
	Minneapolis Hlth. Care Fac. Rev.:
1,470,000	Series 2005 (Jones-Harrison Residence Proj.), 5.40%, 10/1/25	1,351,753
	Series 2005-E (Augustana Chapel View Homes Proj.):
205,000	4.40%, 6/1/10	204,838
220,000	4.55%, 6/1/11	222,389
240,000	4.80%, 6/1/13	241,577
250,000	4.90%, 6/1/14	251,347
255,000	5.00%, 6/1/15	250,772
270,000	5.10%, 6/1/16	257,310
285,000	5.25%, 6/1/17	271,001
	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.), Series 2004-A:
315,000	5.20%, 1/1/11	316,323
500,000	5.75%, 1/1/19	484,760
530,000	5.80%, 1/1/24	493,361
200,000	5.50%, 6/1/27	174,058
	MN Agr. & Econ. Dev. Board Rev.:
	Evangelical Lutheran Good Samaritan Society Proj.:
405,000	Series 2000, 6.55%, 8/1/16	416,105
1,330,000	Series 2000, 6.63%, 8/1/25	1,361,694
250,000	Series 2002, 5.50%, 2/1/12	264,278
	Series 2000-A (Fairview Hlth. Care Sys. Proj.):
10,000	6.38%, 11/15/22	10,172
130,000	6.38%, 11/15/29	131,652
110,000	Moose Lake Cmnty. Hosp. Dist. Hlth. Facs. Rev. Ref. Series 2005-A, 4.10%, 12/1/10	108,485
	New Hope Hlth. Care Facs. Rev. (MN Masonic Home North Ridge Proj.):
150,000	5.60%, 3/1/12	150,465
1,175,000	5.90%, 3/1/19	1,128,541
920,000	5.88%, 3/1/29	840,779
900,000	Northfield Hospital Rev. Series 2006 5.50%, 11/1/15	956,880
	Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
775,000	5.45%, 7/1/13	775,527
900,000	5.55%, 7/1/19	897,021
240,000	Pine Island Hlth. Care Facs. Rev. Series 2001 (Olmsted Med. Ctr. Proj.), 5.00%, 7/1/10	240,041
180,000	Puerto Rico Indus. Tourist Educ. Med. & Environmental Ctl. Facs. Rev. Series 1995-A
	(Hosp. Auxilio Oblig. Group Proj.), 6.25%, 7/1/16	180,841
	Redwood Falls Hosp. Fac. Gross Rev. Series 2006 (Redwood Area Hosp. Proj.):
100,000	5.00%, 12/1/10	100,188
1,000,000	5.00%, 12/1/21	1,001,050
100,000	Rochester Hlth. Care Facs. Rev. Series 2006 (Mayo Clinic Proj.), 5.00%, 11/15/36	101,415

Quantity ($)	Name of Issuer	Fair Value ($)(1)

4,000,000	St. Cloud Hlth. Care Rev. Series 2010-A (Centracare Hlth. Sys.), 5.00%, 5/1/25	3,918,120
50,000	St. Paul Hsg. & Redev. Auth. Rev. Series 1998 (Regions Hosp. Proj.), 5.30%, 5/15/28	47,755
	Sauk Rapids Hlth. Care & Hsg. Facs. Rev. Series 2009 (Good Shepherd Lutheran Home Proj.):
100,000	5.00%, 1/1/12	101,583
115,000	5.00%, 1/1/13	117,060
1,000,000	6.75%, 1/1/24	1,033,450
1,000,000	7.25%, 1/1/29	1,032,950
	Shakopee Hlth. Care Facs. Rev. Series 2004 (St. Francis Regl. Med. Ctr. Proj.):
125,000	5.10%, 9/1/25	118,808
3,475,000	5.25%, 9/1/34	3,226,885
	Stillwater Hlth. Care Rev. Series 2005 (Hlth. Sys. Obligation Proj.):
2,500,000	5.00%, 6/1/25	2,479,375
750,000	5.00%, 6/1/35	704,993
	St. Louis Park Hlth. Care Facs. Rev. (Park Nicollet Hlth. Proj.):
1,000,000	Series 2008-C, 5.50%, 7/1/23	1,036,800
2,000,000	Series 2009, 5.50%, 7/1/29	1,976,420
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
250,000	5.00%, 5/15/10	250,580
60,000	5.00%, 5/15/11	60,130
1,365,000	5.20%, 5/15/13	1,367,170
2,070,000	5.25%, 5/15/18	2,070,414
1,944,214	St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Series 2006, 5.63%, 10/1/33	1,658,239
1,210,000	St. Paul HRA Rev. Refunding Series 1996-C (St. Mary’s Home Proj.), 7.00%, 7/1/21	1,210,363
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2005 (Gillette Childrens Hosp. Proj.):
200,000	5.00%, 2/1/13	204,436
210,000	5.00%, 2/1/14	214,536
160,000	5.00%, 2/1/15	158,502
265,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001-A (Model Cities Hlth. Ctr.), 6.50%, 11/1/11	269,110
145,000	St. Paul Port Auth. Lease Rev. Series 2005-A (Health East Midway Campus Proj.), 5.00%, 5/1/10	144,942
50,000	Washington Co. Hsg. & Redev. Auth. Hosp. Rev. Series 1998 (Healtheast Proj.), 5.25%, 11/15/12	49,821
		66,226,055
Industrial / Pollution Control (2.6%)
200,000	Burnsville Solid Waste Rev. Refunding Series 2003-A (Freeway Transfer, Inc.), 4.15%, 4/1/10	200,000
1,600,000	Cohasset Poll. Ctl. Rev. Ref. Series 2004 (Coll. Allete Proj.), 4.95%, 7/1/22	1,615,744
640,000	Cohasset Pollution Ctrl. Rev. Refunding Series 2004 (Allete, Inc. Proj.), 4.95%, 7/1/22	646,298
500,000	Otter Tail Co. Rev. Sub. Series 2007-A (Otter Tail Proj.), 7.50%, 11/1/19 (4) (7) (8)	138,705
	Owatonna Industrial Dev. Rev. Series 1997 (Slidell, Inc. Proj.):
280,000	7.25%, 5/1/14 (4)(7)	156,800
505,000	7.38%, 5/1/17 (4)(7)	282,800
	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev.:
300,000	Series 2002, 4.00%, 5/15/10	300,426
920,000	Series 2002, 5.375%, 5/15/33	887,846
	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001:
750,000	zero coupon, 4.95% effective yield, 5/15/14	757,628
1,125,000	5.00%, 5/15/21	1,090,406
1,425,000	White Earth Band of Chippewa Indians Rev. Series 2000-A, 7.00%, 12/1/11	1,471,412
		7,548,065

Insured (4.3%)
685,000	Duluth Econ. Dev. Auth. Health Care Facs. Rev. Series 1993-C (Benedictine Hlth.), 6.00%, 2/15/12	689,720
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev.:
1,000,000	Sub. Series 2001-D, 5.75%, 1/1/14 (4)	1,024,030
2,010,000	Ref. Sub. Series 2005-C, 5.00%, 1/1/22	2,076,712

See accompanying notes to portfolios of investments on page 44.   37

Sit Minnesota Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

1,750,000	Sub. Series 2007-B, 5.00%, 1/1/25	1,806,507
350,000	Plymouth Health Facs. Rev. Series 1994-A (West Health Proj.), 6.13%, 6/1/24	350,354
1,000,000	Puerto Rico Cwlth. Pub. Impt. G.O. Series 2001, 5.25%, 7/1/20	1,065,200
1,000,000	Puerto Rico Cwlth. Govt. Dev. Bk. Rev. Ref. Series 1985, 4.75%, 12/1/15	1,028,730
600,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 2007-UU (FSA insured), variable rate, 7/1/29	433,950
	St. Cloud Hlth. Care Rev.:
515,000	Series 2000-A (St. Cloud Hosp. Obligated Group) (FSA insured), 5.75%, 5/1/26	520,516
1,000,000	Series 2008 (CentraCare Hlth. Sys. Proj.), 5.50%, 5/1/39	1,027,790
2,105,000	St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center), 7.10%, 11/1/23	2,509,265
		12,532,774
Multifamily Mortgage (17.4%)
1,520,000	Apple Valley Multifamily Hsg. Rev. Refunding Series 1998-A, 5.25%, 8/1/18	1,521,611
	Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. (Courtyard Res. Proj.):
605,000	Series 2000-A, 7.15%, 1/1/20	605,611
500,000	Series 2000-A, 7.25%, 1/1/32	500,250
2,715,000	Carver Co. Hsg. & Redev. Auth. Multifamily Hsg. Gross Rev. & Ltd. Tax Refunding Series 1997-A
	(Lake Grace Apts. Proj.), 6.00%, 7/1/28	2,641,396
450,000	Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.), 5.38%, 9/1/14 (4)	425,695
500,000	Cloquet Hsg. Fac. Rev. Ref. Series 2005-A (HADC Cloquet LLC Proj.), 5.50%, 8/1/25	439,080
700,000	Coon Rapids Multifamily Hsg. Rev. Ref. Series 1997-A (Margaret Place Apts.), 6.50%, 5/1/25	699,902
	Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
170,000	5.50%, 11/1/10	169,405
545,000	5.80%, 11/1/18	544,967
2,565,000	Cottage Grove Sr. Hsg. Rev. Series 2006-A, 5.00%, 12/1/31	2,139,107
	Eden Prairie Multifamily Hsg. Rev. Refunding (Rolling Hills Proj.):
470,000	Senior Series 2001-A, 6.00%, 8/20/21	502,670
675,000	Senior Series 2001-A, 6.15%, 8/20/31	718,166
1,185,000	Series 2001-A, 6.20%, 2/20/43	1,258,968
459,000	Subordinate Series 2001-C, 9.00%, 4/1/43	459,124
	Eveleth Multifamily Hsg. Rev. Sr. Series 2006-A1 (Manor House Woodland Proj.):
140,000	4.95%, 10/1/10	140,165
100,000	5.00%, 10/1/11	102,218
155,000	5.10%, 10/1/12	155,172
165,000	5.15%, 10/1/13	165,612
	Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
530,000	6.63%, 10/1/11	538,856
295,000	6.88%, 10/1/14	300,018
	Fairmont Hsg. Fac. Rev. Series 2005-A (Goldfinch Estates-GEAC Proj.):
300,000	5.75%, 10/1/17	283,158
290,000	6.00%, 10/1/21	272,353
	Golden Valley Rev. Series 1999-A (Covenant Retirement Cmntys. Proj.):
695,000	5.50%, 12/1/25	642,812
2,000,000	5.50%, 12/1/29	1,806,240
	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
500,000	Series 1999-A, 5.20%, 10/1/19	492,645
1,660,000	Series 1999-A, 5.30%, 10/1/29	1,509,753
245,000	Inver Grove Heights Nursing Home Rev. Ref. Series 2006 (Presb. Homes), 5.50%, 10/1/33	218,114
1,400,000	Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)	1,281,490
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. Series, 4.75%, 1/20/42 (4)	2,576,344
	Minneapolis Multifamily Hsg. Rev.:
270,000	Series 1996 (Belmont Apts.), 7.25%, 11/1/16	269,978
3,145,000	Series 1996-A(Nicollet Towers) (Section 8), 6.00%, 12/01/19	3,147,736

Quantity ($)	Name of Issuer	Fair Value ($)(1)

1,200,000	Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)	1,200,660
310,000	Series 2000 (Garr Scott Loft Proj.) (LOC U.S. Bank), 5.95%, 5/1/30 (4)	312,647
830,000	Series 2007 (Blaisdell Apts. Proj.), 5.10%, 4/1/17 (4)	740,252
	Ref. Series 2007-A (Keeler Apts. Proj.):
150,000	4.50%, 10/1/12	150,070
580,000	4.65%, 10/1/15	564,642
	Moorhead Sr. Hsg. Rev. Series 2006 (Sheyenne Crossing Proj.):
370,000	5.00%, 4/1/13	379,731
170,000	5.10%, 4/1/14	170,536
	MN HFA Hsg. Fin. Agy. Rental Hsg.:
85,000	Series 2004-A, 4.88%, 8/1/24 (4)	84,951
	Series 1997-A:
60,000	5.40%, 8/1/10 (4)	60,144
125,000	5.45%, 8/1/11 (4)	125,263
1,350,000	MN HFA Residential Hsg. Rev. Series 2006-I, 5.00%, 7/1/21 (4)	1,372,140
650,000	MN HFA Residential Hsg. Rev. Series 2006-A1, 5.10%, 8/1/47 (4)	632,925
	Minnetonka Multifamily Hsg. Rev. Ref. Series 1999-A (Archer Heights Apts. Proj.):
480,000	5.10%, 7/20/13 (4)	490,243
975,000	5.20%, 1/20/18 (4)	983,473
	North Oaks Sr. Hsg. Rev. Series 2007 (Presbyterian Homes North Oaks Proj.):
500,000	5.25%, 10/1/13	506,125
1,565,000	5.63%, 10/1/17	1,598,084
500,000	5.75%, 10/1/22	501,810
115,000	Northwest MN Multi Co. Hsg. & Redev. Auth. Hsg. Rev. Series 2005-A, 4.75%, 7/1/10	115,013
	Norwood Young America Econ. Dev. Auth. Gov. Rev. Series 2005-A (Harbor at Peace Village):
130,000	5.35%, 8/1/15	127,630
200,000	5.63%, 8/1/20	188,682
550,000	5.75%, 8/1/25	501,820
250,000	6.00%, 8/1/31	228,148
460,000	Oakdale Multifamily Sr. Hsg. Rev. Refunding Series 2004 (Oak Meadows Proj.), 5.00%, 4/1/12	468,579
725,000	Oronoco Multifamily Hsg. Rev. Ref. Series 2006 (Wedum Shorewood Campus Proj.), 4.70%, 6/1/11	734,432
125,000	Pine City Hlth. Care & Hsg. Rev. Series 2006-A (North Branc Proj.), 4.50%, 10/20/16	128,943
500,000	Richfield Sr. Hsg. Rev. Refunding Series 2004-A (Richfield Sr. Hsg., Inc. Proj.), 5.00%, 12/1/15	487,455
2,800,000	Rochester Multifamily Rev. Refunding Series 2000-A (Weatherstone Apts. Proj.)
	(Mandatory Put 9/1/17) 6.38%, 9/1/37 (4)	3,058,832
	Rochester Health Care & Hsg. Rev. Series 2009-A (Samaritan Bethany):
430,000	5.25%, 12/1/17	427,291
455,000	5.50%, 12/1/18	451,870
475,000	5.75%, 12/1/19	471,485
600,000	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1998
	(Northway Manor Apts. Proj.) (Section 8), 5.35%, 12/1/18	513,654
1,280,000	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev. Series 1993 (Germain Towers Proj.)
	(Section 8), 5.90%, 9/1/20	1,102,054
165,000	St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Series 1995
	(Sun Cliffe Apts. Proj.) (GNMA collateralized), 5.88%, 7/1/15	166,109
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. Ref. Series 2007-A, (Marian Ctr.), 5.20%, 11/1/22	849,790
	St. Paul Hsg. & Redev. Auth. Rev. Series 2007-A (Rossy & Richard Schaller Proj.):
400,000	5.15%, 10/1/42	306,408
450,000	4.80%, 10/1/18	424,926
600,000	Stillwater Multifamily Hsg. Rev. Series 2007 (Orleans Homes LP Proj.), 5.00%, 2/1/17 (4)	565,434
120,000	Victoria Sr. Hsg. Rev. Series 2003 (Chanhassen, Inc. Proj.), 5.50%, 8/1/18	113,912

See accompanying notes to portfolios of investments on page 44.	39

Sit Minnesota Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

	Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Ref. Series:
755,000	1999-A (Briar Pond Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14	755,551
695,000	2002 (Woodland Park Apts. Proj.) (Co. Guaranteed), 4.70%, 10/1/26	697,766
1,000,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. Sub. Series 2008-B (Copperleaf), 8.00%, 3/15/41	1,010,390
250,000	Woodbury Econ. Dev. Auth. Sr. Hsg. Rev. Series 2006-B (Summerhouse), 5.75%, 6/1/41	222,633
		50,521,119
Municipal Lease (2.7%) (5)
	Andover Econ. Dev. Auth. Public Fac. Lease Rev. Series 2004 (Cmnty. Ctr. Proj.):
200,000	5.13%, 2/1/24	220,736
300,000	Prerefunded, 5.13%, 2/1/24	331,104
40,000	Anoka Co. C.O.P. Series 1998, 5.40%, 6/1/28	40,030
	Anoka Co. Hsg. & Redev. Rev. Series 2010-A:
500,000	5.63%, 5/1/22	498,670
500,000	6.63%, 5/1/30	498,315
500,000	6.88%, 5/1/40	498,070
1,775,990	Carver Scott Co. Lease Purchase Agreement Series 2005, 5.00%, 8/4/20	1,540,547
63,000	Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993-A, 5.70%, 8/1/13	63,179
424,058	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 4.78%, 3/15/13	421,708
	Virginia Hsg. & Redev. Auth. Hlth. Care Fac. Lease Rev. Series 2005:
300,000	4.50%, 10/1/10	302,874
1,250,000	5.13%, 10/1/20	1,216,875
150,000	5.25%, 10/1/14	158,000
400,000	5.25%, 10/1/25	375,952
245,000	5.38%, 10/1/30	229,817
1,455,000	Winona Indpt. Sch. Dist. 861 Lease Purchase, 6.04%, 8/1/24	1,455,364
		7,851,241
Public Facilities (0.3%)
50,000	MN Agr. Soc. State Fair Rev. Series 2003, 5.00%, 9/15/20	50,188
205,000	Rockville Econ. Dev. Auth. Pub. Proj. Lease Rev. Series 2005-A, 4.00%, 2/1/14	210,865
	Spring Grove Econ. Dev. Auth. Pub. Proj. Rev. Series 2006-A:
135,000	4.63%, 2/1/12	135,842
255,000	5.00%, 2/1/16	256,084
125,000	5.10%, 2/1/18	125,049
205,000	Victoria Rec. Fac. Gross Rev. Ref. Crossover Series 2006-A, 4.55%, 8/1/17	177,255
		955,283
Single Family Mortgage (14.4%)
	Dakota Co. Cmnty. Dev. Agy. Single Family Mtg. Rev.:
2,311,055	Series 2006, 5.30%, 12/1/39 (4)	2,381,796
375,887	Series 2006-B, 5.15%, 12/1/38 (4)	376,628
1,699,172	Series 2007-A, 5.13%, 12/1/40 (4)	1,736,401
	Minneapolis-St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev.:
120,000	Series 1997, 6.25%, 11/1/30	123,721
890,868	Series 2005-A3, 5.10%, 4/1/27	930,547
347,250	Series 2006-A3, 5.70%, 4/1/27	359,327
234,181	Series 2006-A2, 5.00%, 12/1/38 (4)	234,418
1,563,621	Series 2006-A5, 5.45%, 4/1/27	1,602,102
3,512,737	Series 2007-A1, 5.25%, 12/1/40 (4)	3,611,515
815,000	Series 2007-A2, 5.52%, 3/1/41 (4)	854,756
	MN HFA Single Family Mtg. Rev.:
245,000	Series 1994-E, 5.60%, 7/1/13	245,684
185,000	Series 1994-E, 5.90%, 7/1/25	185,179
40,000	Series 1996-D, 6.00%, 1/1/16	40,080

Quantity ($)	Name of Issuer	Fair Value ($)(1)

60,000	Series 1996-H, 6.00%, 1/1/21	60,075
330,000	Series 1997-D, 5.85%, 7/1/19 (4)	341,296
15,000	Series 1997-E, 5.90%, 7/1/29 (4)	15,069
115,000	Series 1998-F-1, 5.45%, 1/1/17	116,197
40,000	Series 1998-F, 5.70%, 1/1/17	40,430
1,905,000	Series 1998-G, 6.00%, 7/1/22 (4)	1,930,832
45,000	Series 1999-H, 5.30%, 7/1/11	45,932
380,000	Series 2001-A, 5.35%, 7/1/17	393,118
745,000	Series 2002-E, 5.00%, 1/1/20	752,770
290,000	Series 2003-I, 4.30%, 7/1/11 (4)	296,070
540,000	Series 2003-I, 5.10%, 7/1/20 (4)	545,902
475,000	Series 2005-G, 4.30%, 1/1/18	485,901
1,265,000	Series 2006-B, 5.00%, 1/1/37 (4)	1,308,579
1,950,000	Series 2006-M, 4.80%, 7/1/26 (4)	1,949,864
830,000	Series 2007-D, 5.50%, 1/1/38 (4)	875,567
1,000,000	Series 2007-I, 4.75%, 7/1/27 (4)	976,910
1,935,000	Series 2007-Q, 5.15%, 7/1/28 (4)	1,952,318
1,935,000	Series 2007-Q, 5.25%, 7/1/33 (4)	1,948,177
1,400,000	Series 2008-B, 5.50%, 7/1/28 (4)	1,444,408
1,485,000	Series 2008-B, 5.65%, 7/1/33 (4)	1,533,263
2,000,000	Series 2009-E, 5.05%, 7/1/34	2,020,460
6,250,000	Series 2009-E, 5.10%, 7/1/40	6,299,938
340,000	Series 2009-A, 5.20%, 1/1/23	356,946
1,460,000	Series 2009-B, 5.90%, 7/1/28	1,523,744
1,805,000	Series 2009-B, 5.00%, 7/1/38	1,863,897
		41,759,817
Transportation (2.3%)
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev.:
20,000	Series 2001-B, 5.75%, 1/1/16 (4)	20,339
3,500,000	Sub. Series 2005-B, 5.00%, 1/1/25 (4)	3,400,145
100,000	Ref. Sub. Series 2005-C, 5.00%, 1/1/31	100,706
2,500,000	Ref. Series 2009-B, 5.00%, 1/1/22 (4)	2,510,350
1,000,000	Puerto Rico Cwlth. Hwy. & Trnsn. Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	586,500
		6,618,040
Utility (5.4%)
1,000,000	Chaska Elec. Rev. Ref. Series 2005-A (Generating Facs. Proj.), 5.25%, 10/1/25	1,036,180
	MN Muni Pwr. Agy. Elec. Rev.:
2,000,000	Series 2004-A, 5.25%, 10/1/24	2,072,860
1,465,000	Series 2005, 5.00%, 10/1/35	1,479,020
700,000	Series 2007, 5.25%, 10/1/27	733,558
	North Branch Elec. Sys. Rev. Series 2008-B:
250,000	5.00%, 8/1/22	257,363
500,000	5.75%, 8/1/28	523,140
	Puerto Rico Elec. Pwr. Auth. Rev.:
1,250,000	Ref. Series 2007-UU, variable rate, 7/1/25	945,313
2,000,000	Series 2005-RR, 5.00%, 7/1/22	2,033,540
885,000	Series 2007-TT, 5.00%, 7/1/21	904,638
	Southern MN Pwr. Agy. Pwr. Supply Sys. Rev.:
3,100,000	Series 2006, 4.84%, 1/1/13	2,919,890
2,000,000	Series 2009-A, 5.25%, 1/1/30	2,095,560
780,000	Virgin Islands Water & Power Auth. Water Sys. Rev. Ref. Series 1998, 5.50%, 7/1/17	782,246
		15,783,308

See accompanying notes to portfolios of investments on page 44.   41

Sit Minnesota Tax-Free Income Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Fair Value ($)(1)

Other Revenue Bonds (9.6%)
	Columbia Heights Econ. Dev. Auth. Tax Increment Rev. Series 2007 (Huset Park Area Redev.):
263,000	5.00%, 2/15/17	241,802
510,000	5.20%, 2/15/22	437,050
900,000	Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant’s Ridge Rec. Area), Series 2000, 7.25%, 11/1/16	915,255
724,490	Crystal Governmental Fac. Rev. Series 2006, 5.095%, 12/15/26	582,454
	Guam Gov. Section 30 Ltd. Obligation Rev. Series 2009-A:
1,000,000	5.50%, 12/1/19	1,045,220
400,000	5.38%, 12/1/24	401,916
	Lakeville Liquor Rev. Series 2007:
145,000	5.00%, 2/1/11	145,439
190,000	5.00%, 2/1/17	180,584
210,000	5.00%, 2/1/22	186,965
230,000	McLeod Co. Commercial Dev. Rev. Series 2005 (Southwest MN Fdn.), 5.13%, 12/1/31	219,139
	Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
55,000	Series 1996-1 (LOC-U.S. Bank), 6.00%, 6/1/11	55,401
475,000	Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)	475,142
160,000	Series 2000-G2 (LOC-U.S. Bank), 6.00%, 12/1/20	161,622
	Minneapolis Tax Increment Rev. Refunding Series 2007 (East River/Unocal Site Proj.):
80,000	4.80%, 2/1/12	79,784
245,000	5.10%, 2/1/17	229,942
240,000	5.20%, 2/1/21	214,399
	Minneapolis Tax Increment Rev. Refunding Series 2004 (St. Anthony Falls Proj.):
450,000	4.50%, 2/1/13	434,430
100,000	4.60%, 2/1/11	99,472
125,000	4.70%, 2/1/12	123,535
125,000	4.80%, 2/1/13	121,792
475,000	Minneapolis Tax Increment Rev. Series 2006 (Grant Park Proj.), 5.00%, 2/1/16	461,866
1,195,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. Series 2006 (Metroplaines), 5.00%, 2/15/27	1,080,973
280,000	Puerto Rico Cwlth. Infrastructure Fin. Auth. Spl. Tax. Rev. Ref. Series 2005-C zero coupon, 8.40% effective yield, 7/1/28	83,882
	Puerto Rico Sales Tax Fin. Corp. Rev.:
1,000,000	Series 2009-A, zero coupon, 6.75% effective yield, 8/1/32	765,230
1,250,000	Series 2010-A, zero coupon, 6.13% effective yield, 8/1/29	727,813
1,500,000	Series 2010-A, zero coupon, 6.25% effective yield, 8/1/33	874,470
	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. Series 2007 (Silver Lake Vlg. Phase 1A):
500,000	4.75%, 2/1/17	466,405
500,000	4.90%, 2/1/22	427,725
	St. Paul Hsg. & Redev. Auth. Rev. Series 2008 (Jimmy Lee Rec. Ctr. Proj.):
500,000	4.75%, 12/1/26	510,600
500,000	5.00%, 12/1/32	507,920
	St. Paul Hsg. & Redev. Auth. Tax Increment Rev.:
100,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.70%, 8/1/12	100,124
800,000	Series 2001 (US Bank Operations Ctr. Proj.), 6.13%, 8/1/19	756,704
1,081,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28	979,937
962,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28	914,795
2,985,000	Series 2002-A (Upper Landing Proj.), 6.80%, 3/1/29	2,735,991
1,879,000	Series 2002-B-2 (Upper Landing Proj.), 6.90%, 3/1/29	1,740,894
1,103,000	Series 2002 (Drake Marble Proj.), 6.75%, 3/1/28	1,012,962
1,195,000	Series 2004 (9th St. Lofts Proj.), 6.38%, 2/15/28	1,012,870

Quantity ($)	Name of Issuer	Fair Value ($)(1)

	St. Paul Port Auth. Lease Rev. Series 2007-1 (Regions Hosp. Parking Ramp Proj.):
200,000	5.00%, 8/1/10	200,350
390,000	5.00%, 8/1/11	393,931
805,000	5.00%, 8/1/21	748,819
2,150,000	5.00%, 8/1/36	1,711,615
715,000	St. Paul Recreational Facs. Gross Rev. Series 2005 (Highland National Proj.), 5.00%, 10/1/25	751,901
	Steele Co. Hlth. Care Fac. Gross Rev. Refunding Crossover Series 2005-B:
475,000	4.65%, 6/1/20	470,046
300,000	5.00%, 6/1/30	287,835
620,000	Steele Co. Hlth. Care Fac. Gross. Rev. Prerefunded Series 2000, 6.63%, 6/1/20	625,580
	Virgin Islands Pub. Fin. Auth.:
95,000	Rev. Gross Receipts Taxes Loan Series 1999-A, 5.63%, 10/1/10	96,799
125,000	Sr. Lien Rev. Series 2004-A, 5.25%, 10/1/21	126,386
1,000,000	Rev. Series 2009-A (Diago Proj.), 6.63%, 10/1/29	1,067,140
		27,992,906

Total municipal bonds (cost: $279,444,449)		274,935,220

Closed-End Mutual Funds (0.9%) (2)
10,900	Delaware Investments Minnesota Municipal Income Fund II (VMN)	138,866
44,100	First American Minnesota Municipal Income Fund II (MXN)	645,183
119,500	MN Municipal Income Portfolio (MXA)	1,816,400

Total closed-end mutual funds (cost: $2,328,205)		2,600,449

Short-Term Securities (3.7%) (2)
10,843,021	Wells Fargo Minnesota Municipal Cash Fund, 0.01%	10,843,021
Total short-term securities (cost: $10,843,021)

Total investments in securities (cost: $292,615,675) (6)		$ 288,378,690

See accompanying notes to portfolios of investments on page 44.   43

Sit Mutual Funds
March 31, 2010

Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2010, 0.3% of net assets in the U.S. Government Securities Fund were invested in GNMA mobile home pass-through securities.

(4)

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2010, 15.5% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5)

Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities (“Restricted Securities”) held by the Funds which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(6)	At March 31, 2010, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	U.S. Government Securities Fund	Tax-Free Income Fund	Minnesota Tax-Free Income Fund
Cost for federal income tax purposes	$774,173,931	$179,745,711	$292,615,675

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$17,732,449	$1,594,752	$4,480,093
Gross unrealized depreciation	(2,581,586)	(28,002,030)	(8,717,078)

Net unrealized appreciation (depreciation)	$15,150,863	$(26,407,278)	$(4,236,985)

(7)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2010, is $5,386,945 and $578,305 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 3.5% and 0.2% of the Fund’s net assets, respectively.

(8)	Presently non-income producing securities. Items identified are in default as to payment of interest.

(9)	This secuitry is being fair-valued according to procedures approved by the Board of Directors.

(10)	At March 31, 2010, the total cost of investments purchased on a when-issued or forward-commitment basis was $24,497,333 for U.S. Government Securities Fund and $250,000 for the Tax-Free Income Fund.

Sit Mutual Funds
March 31, 2010

Statements of Assets and Liabilities

Assets	U.S. Government Securities Fund	Tax-Free Income Fund	Minnesota Tax-Free Income Fund

Investments in securities, at identified cost	$774,173,931	$179,745,711	$292,615,675

Investments in securities, at fair value - see accompanying schedules for detail	$789,324,794	$153,338,433	$288,378,690
Cash in bank on demand deposit	1,047,117	61,356	—
Accrued interest and dividends receivable	4,335,058	2,055,018	4,162,493
Receivable for investment securities sold	—	—	—
Receivable for principal paydowns	26,294	—	—
Other receivables	—	—	29,706
Receivable for Fund shares sold	963,731	15,000	17,151

Total assets	795,696,994	155,469,807	292,588,040

Liabilities
Disbursements in excess of cash balances	—	—	290,118
Payable for investment securities purchased - when issued (note 1)	24,497,333	250,000	—
Payable for investment securities purchased	—	1,006,890	154,187
Payable for Fund shares redeemed	695,640	—	4,232
Cash portion of dividends payable to shareholders	1,255,168	601,919	1,135,304
Other payables	2,937	12,167	—
Accrued investment management fees	525,751	103,924	198,161

Total liabilities	26,976,829	1,974,900	1,782,002

Net assets applicable to outstanding capital stock	$768,720,165	$153,494,907	$290,806,038

Net assets consist of:
Capital (par value and paid-in surplus)	$755,151,797	$203,689,021	$304,556,179
Undistributed (distributions in excess of) net investment income	(40,064)	—	—
Accumulated net realized gain (loss) from security transactions	(1,542,431)	(23,786,836)	(9,513,156)
Unrealized appreciation (depreciation) on investments	15,150,863	(26,407,278)	(4,236,985)

	$768,720,165	$153,494,907	$290,806,038

Outstanding shares	69,079,496	17,248,306	29,434,913

Net asset value per share of outstanding capital stock	$11.13	$8.90	$9.88

See accompanying notes to financial statements on pages 50 - 55.	45

Sit Mutual Funds
One Year Ended March 31, 2010

Statements of Operations

	U.S. Government Securities Fund	Tax-Free Income Fund	Minnesota Tax-Free Income Fund

Investment Income:
Income:
Interest	$25,170,776	$8,306,887	$14,358,227
Total income	25,170,776	8,306,887	14,358,227

Expenses (note 3):
Investment management fee	4,423,701	1,188,504	2,156,803
Less fees and expenses absorbed by investment adviser	(100,000)	—	—

Total net expenses	4,323,701	1,188,504	2,156,803

Net investment income	20,847,075	7,118,383	12,201,424

Realized and unrealized gain (loss):
Net realized gain (loss) on investments and derivatives	1,211,894	(3,457,582)	(162,527)

Net change in unrealized appreciation (or depreciation) on investments and derivatives	11,215,967	20,199,958	25,366,293

Net gain (loss) on investments	12,427,861	16,742,376	25,203,766

Net increase (decrease) in net assets resulting from operations	$33,274,936	$23,860,759	$37,405,190

46	See accompanying notes to financial statements on pages 50 - 55.

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Sit Mutual Funds
Statements of Changes in Net Assets

	U.S. Government Securities Fund		Tax-Free Income Fund

	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009
Operations:
Net investment income	$20,847,075	$15,877,972	$7,118,383	$11,001,617
Net realized gain (loss) on investments and derivatives	1,211,894	679,015	(3,457,582)	(11,474,241)
Net change in unrealized appreciation (depreciation) of investments and derivatives	11,215,967	(2,196,147)	20,199,958	(20,454,499)

Net increase (decrease) in net assets resulting from operations	33,274,936	14,360,840	23,860,759	(20,927,123)
Distributions to shareholders from:
Net investment income	(20,847,075)	(15,877,972)	(7,118,383)	(11,001,617)
Net realized gains on investments	—	—	—	—

Total distributions	(20,847,075)	(15,877,972)	(7,118,383)	(11,001,617)
Capital share transactions:
Proceeds from shares sold	639,424,752	328,370,300	26,169,711	44,275,178
Reinvested distributions	20,634,489	14,765,616	5,683,304	9,875,386
Payments for shares redeemed	(294,396,778)	(205,665,999)	(33,880,998)	(206,031,597)

Increase (decrease) in net assets from capital share transactions	365,662,463	137,469,917	(2,027,983)	(151,881,033)

Total increase (decrease) in net assets	378,090,324	135,952,785	14,714,393	(183,809,773)
Net assets
Beginning of period	390,629,841	254,677,056	138,780,514	322,590,287
End of period	$768,720,165	$390,629,841	$153,494,907	$138,780,514

Capital transactions in shares:
Sold	57,843,581	30,492,711	3,016,955	4,940,782
Reinvested distributions	1,873,419	1,374,072	667,682	1,133,123
Redeemed	(26,674,510)	(19,145,321)	(3,939,909)	(23,776,063)

Net increase (decrease)	33,042,490	12,721,462	(255,272)	(17,702,158)

	Minnesota Tax-Free Income Fund

	Year Ended March 31, 2010	Year Ended March 31, 2009
Operations:
Net investment income	$12,201,424	$12,675,801
Net realized gain (loss) on investments and derivatives	(162,527)	(4,913,646)
Net change in unrealized appreciation (depreciation) of investments and derivatives	25,366,293	(19,918,141)

Net increase (decrease) in net assets resulting from operations	37,405,190	(12,155,986)
Distributions to shareholders from:
Net investment income	(12,192,570)	(12,675,801)
Net realized gains on investments	—	—

Total distributions	(12,192,570)	(12,675,801)
Capital share transactions:
Proceeds from shares sold	61,824,061	65,859,325
Reinvested distributions	9,569,010	10,261,795
Payments for shares redeemed	(49,923,087)	(114,903,677)

Increase (decrease) in net assets from capital share transactions	21,469,984	(38,782,557)

Total increase (decrease) in net assets	46,682,604	(63,614,344)
Net assets
Beginning of period	244,123,434	307,737,778
End of period	$290,806,038	$244,123,434

Capital transactions in shares:
Sold	6,414,784	7,025,051
Reinvested distributions	1,004,735	1,105,120
Redeemed	(5,194,472)	(12,436,643)

Net increase (decrease)	2,225,047	(4,306,472)

See accompanying notes to financial statements on pages 50 - 55.   49

Sit Mutual Funds
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

Fund	Investment Objective

U.S. Government Securities	High current income and safety of principal.

Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.

Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

Significant accounting policies followed by the Funds are summarized below:

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds have adopted derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put option contracts traded on a U.S. exchange. Risks of purchasing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Balance Sheet – Values of derivatives as of March 31, 2010

U.S. Government Securities Fund

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Interest rate risk:
Purchased put options	Investments in
	securities, at fair value	$69,063	—	—

The effect of derivative instruments on the statement of operations for the year ended March 31, 2010:

U.S. Government Securities Fund

	Amount of Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Interest rate risk:
Purchased put options	$86,570	($163,624)

During the year ended March 31, 2010, the U.S. Government Securities Fund entered into 410 options contracts with a coresponding fair value of $415,997, and closed out 100 options contracts with a fair value of $269,880.

Fair Value Measurements

On April 1, 2008, the Funds adopted the provisions of Accounting Standards Codification (ASC) Topic 820: Fair Value Measurements which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. In April 2009, ASC 820 was amended to provide additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Funds adopted these amendments effective June 30, 2009. Under ASC 820, various inputs are used in determining the value of the Funds’ investments, primarily inputs using the market approach. These inputs are summarized into three levels and described in the following:

Sit Mutual Funds

Notes to Financial Statements (continued)

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – other significant observable inputs including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value on March 31, 2010:

	Investment in Securities (*)
	Level 1	Level 2	Level 3

	Quoted Prices	Other significant observable inputs	Signficant unobservable inputs
Fund				Total
U.S. Government Securities
Short-term money market instruments	$945,113	—	—	$945,113
Collateralized mortgage obligations	—	$226,552,842	—	226,552,842
Mortgage pass-through securities	—	486,907,825	—	486,907,825
U.S. Treasury/Federal Agency securities	—	74,849,951	—	74,849,951
Other financial instruments	69,063	—	—	69,063
	1,014,176	788,310,618	—	789,324,794

Tax-Free Income
Short-term money market instruments	4,657,108	—	—	4,657,108
Closed-end mutual funds	10,549,196	—	—	10,549,196
Municipal bonds	—	138,132,129	—	138,132,129
	15,206,304	138,132,129	—	153,338,433

Minnesota Tax-Free Income
Short-term money market instruments	10,843,021	—	—	10,843,021
Closed-end mutual funds	2,600,449	—	—	2,600,449
Municipal bonds	—	274,935,220	—	274,935,220
	13,443,470	274,935,220	—	288,378,690

(*) See the respective Fund’s Portfolio of Investments for industry and/or geographical classification. Other financial instruments are defined as derivatives instruments such as futures, options, forwards and swap contracts. For the year ended March 31, 2010, the Funds held no assets in which significant unobservable inputs (Level 3) were used in determining fair value.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2007, 2008, and 2009 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2010 and 2009 were as follows:

Year Ended March 31, 2010:

	Ordinary Income	Long Term Capital Gain	Total
U.S. Government Securities	$20,847,075	—	$20,847,075
Tax-Free Income (*)	7,118,383	—	7,118,383
Minnesota Tax-Free Income (*)	12,192,570	—	12,192,570
(*) 100% of dividends were derived from interest on tax-exempt securities.

Year Ended March 31, 2009:

	Ordinary Income	Long Term Capital Gain	Total
U.S. Government Securities	$15,877,972	—	$15,877,972
Tax-Free Income (*)	11,001,617	—	11,001,617
Minnesota Tax-Free Income (*)	12,675,801	—	12,675,801
(*) 100% of dividends were derived from interest on tax-exempt securities.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$1,215,104	($1,706,055)	$15,314,487
Tax-Free Income	601,919	(23,786,836)	(26,407,278)
Minnesota Tax-Free Income	1,135,304	(9,513,156)	(4,236,985)

On the statement of assets and liabilities for the Tax-Free Income and Minnesota Tax-Free Income Funds, as a result of permanent book-to-tax differences, reclassification adjustments of $7,733,559, and $931,000, respectively, were made to decrease additional paid-in capital and increase accumulated net realized gain (loss) to account for the expiration of capital loss carryovers. In the U.S. Government Securities Fund, an adjustment of $40,064 was made to decrease undistributed net investment income and increase additional paid-in-capital.

Sit Mutual Funds

Notes to Financial Statements (continued)

As of March 31, 2010, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

	Loss Carryover	Expiration Year(s)
U.S. Government Securities	$1,706,055	2012 - 2015
Tax-Free Income	$23,786,836	2012 - 2018
Minnesota Tax-Free Income	$9,513,156	2011 - 2018

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(2)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2010, were as follows:

	Purchases ($)	Proceeds ($)
U.S. Government Securities	730,537,714	356,490,092
Tax-Free Income	39,295,716	44,432,691
Minnesota Tax-Free Income	44,011,945	29,826,369

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
Tax-Free Income	.80%
Minnesota Tax-Free Income	.80%

	First $50 Million	Over $50 Million
U.S. Government Securities	1.00%	.80%

For the period October 1, 1993, through December 31, 2010, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of ..70% of the Fund’s average daily net assets in excess of $250 million and .60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2010, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

For the period October 1, 1993, through December 31, 2010, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund to an annual rate of .80% of the Fund’s average daily net assets. After December 31, 2010, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2010:

	Shares	% Shares Outstanding
U.S. Government Securities	1,175,791	1.7
Tax-Free Income	879,736	5.1
Minnesota Tax-Free Income	2,448,503	8.3

(4)	Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued ASC Topic 855: Subsequent Events (ASC 855) effective for interim and annual periods ending after June 15, 2009. ASC 855 provides additional guidance for determining when an entity should recognize or disclose events or transactions occurring after the balance sheet date. The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. In February 2010, Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corp. (FHLMC) announced programs to purchase delinquent mortgage loans from their guaranteed securities during March and April, 2010. These purchases caused the U.S. Government Securities Fund to incur losses recorded as a reduction of income. In response and to offset part of the losses, the Adviser voluntarily waived its management fee in April. The Fund’s 30-day SEC yield as of April 30, 2010 was 0.59% after the waiver, and -0.21% before the waiver.

Sit U.S. Government Securities Fund
Financial Highlights

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$10.84	$10.92	$10.56	$10.45	$10.62
Operations:
Net investment income (1)	.44	.52	.50	.48	.43
Net realized and unrealized gains (losses) on investments	.29	(.08)	.36	.11	(.17)
Total from operations	.73	.44	.86	.59	.26
Distributions to Shareholders:
From net investment income	(.44)	(.52)	(.50)	(.48)	(.43)
From net realized gains	—	—	—	—	—
Total Distributions	(.44)	(.52)	(.50)	(.48)	(.43)
Net Asset Value:
End of period	$11.13	$10.84	$10.92	$10.56	$10.45
Total investment return (2)	6.88%	4.18%	8.37%	5.81%	2.45%
Net assets at end of period (000’s omitted)	$768,720	$390,630	$254,677	$198,378	$234,395

Ratios (3):
Expenses (without waiver) (4)	0.82%	0.83%	0.85%	0.85%	0.84%
Expenses (with waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (without waiver)	3.83%	4.84%	4.61%	4.56%	3.99%
Net investment income (with waiver)	3.85%	4.87%	4.66%	4.61%	4.03%

Portfolio turnover rate (excluding short-term securities)	66.89%	59.63%	67.42%	43.98%	60.37%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Tax-Free Income Fund
Financial Highlights

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$7.93	$9.16	$9.72	$9.72	$9.77
Operations:
Net investment income (1)	.41	.41	.40	.38	.37
Net realized and unrealized gains (losses) on investments	.97	(1.23)	(.56)	—	(.05)
Total from operations	1.38	(.82)	(.16)	.38	.32
Distributions to Shareholders:
From net investment income	(.41)	(.41)	(.40)	(.38)	(.37)
From net realized gains	—	—	—	—	—
Total distributions	(.41)	(.41)	(.40)	(.38)	(.37)
Net Asset Value:
End of period	$8.90	$7.93	$9.16	$9.72	$9.72
Total investment return (2)	17.71%	(9.14%)	(1.72%)	4.00%	3.35%
Net assets at end of period (000’s omitted)	$153,495	$138,781	$322,590	$377,549	$366,948

Ratios (3):
Expenses (without waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) (4)	0.80%	0.79%	0.77%	0.77%	0.77%
Net investment income (without waiver)	4.79%	4.62%	4.15%	3.90%	3.78%
Net investment income (with waiver)	4.79%	4.63%	4.18%	3.93%	3.81%

Portfolio turnover rate (excluding short-term securities)	27.30%	18.51%	42.93%	50.67%	32.93%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Minnesota Tax-Free Income Fund
Financial Highlights

	Years Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value:
Beginning of period	$8.97	$9.76	$10.21	$10.12	$10.09
Operations:
Net investment income (1)	.43	.43	.43	.42	.41
Net realized and unrealized gains (losses) on investments	.91	(.79)	(.45)	.09	.03
Total from operations	1.34	(.36)	(.02)	.51	.44
Distributions to Shareholders:
From net investment income	(.43)	(.43)	(.43)	(.42)	(.41)
Net Asset Value:
End of period	$9.88	$8.97	$9.76	$10.21	$10.12
Total investment return (2)	15.22%	(3.67%)	(0.25%)	5.17%	4.46%
Net assets at end of period (000’s omitted)	$290,806	$244,123	$307,738	$288,922	$263,312

Ratios (3):
Expenses (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.52%	4.65%	4.25%	4.17%	4.07%

Portfolio turnover rate (excluding short-term securities)	11.46%	15.68%	37.48%	28.42%	54.91%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders:
    Sit U.S. Government Securities Fund, Inc.
    Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sit U.S. Government Securities Fund, Inc., Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.) (the “Funds”), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 21, 2010

Sit Mutual Funds
Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 to March 31, 2010.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

U.S. Government Securities Fund	Beginning Account Value (10/1/09)	Ending Account Value (3/31/10)	Expenses Paid During Period* (10/1/09 - 3/31/10)
Actual	$1,000	$1,024.40	$4.08
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.08
*Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

Tax-Free Income Fund	Beginning Account Value (10/1/09)	Ending Account Value (3/31/10)	Expenses Paid During Period* (10/1/09 - 3/31/10)
Actual	$1,000	$1,015.80	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.08
*Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

Minnesota Tax-Free Income Fund	Beginning Account Value (10/1/09)	Ending Account Value (3/31/10)	Expenses Paid During Period* (10/1/09 - 3/31/10)
Actual	$1,000	$1,020.80	$4.07
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.08
*Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

Sit Mutual Funds
Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)
U.S. Government Securities Fund
April 30, 2009	$0.04249		$—
May 31, 2009	0.03988		—
June 30, 2009	0.04964		—
July 31, 2009	0.04140		—
August 31, 2009	0.04050		—
September 30, 2009	0.04068		—
October 31, 2009	0.03523		—
November 30, 2009	0.03704		—
December 31, 2009	0.03654		—
January 31, 2010	0.02797		—
February 28, 2010	0.03299		—
March 31, 2010	0.01844		—
	$0.44280	(c)	$0.00000

Minnesota Tax-Free Income Fund
April 30, 2009	0.03649		—
May 31, 2009	0.03468		—
June 30, 2009	0.03888		—
July 31, 2009	0.03738		—
August 31, 2009	0.03694		—
September 30, 2009	0.03618		—
October 31, 2009	0.03577		—
November 30, 2009	0.03725		—
December 31, 2009	0.03726		—
January 31, 2010	0.03390		—
February 28, 2010	0.03014		—
March 31, 2010	0.03867		—
	$0.43352	(d)	$0.00000

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)
Tax-Free Income Fund
April 30, 2009	$0.03566		$—
May 31, 2009	0.03349		—
June 30, 2009	0.03528		—
July 31, 2009	0.03768		—
August 31, 2009	0.03620		—
September 30, 2009	0.03449		—
October 31, 2009	0.03402		—
November 30, 2009	0.03252		—
December 31, 2009	0.03312		—
January 31, 2010	0.03273		—
February 28, 2010	0.03092		—
March 31, 2010	0.03509		—
	$0.41120	(d)	$0.00000

a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

b)	Taxable as long-term gain.

c)	Taxable as dividend income and does not qualify for deduction by corporations or reduced dividend income tax rate for individuals.

d)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

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Sit Mutual Funds
Information about Directors and Officers (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Bond Funds described in this Bond Funds Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). One bond fund, the Sit High Income Municipal Bond Fund is described in a separate Prospectus and Statement of Additional Information (“SAI”). The stock funds within the Sit Mutual Fund family are described in a Stock Funds Prospectus and SAI. The Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age and Position with Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years(3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 48 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 81 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Melvin C. Bahle Age: 91 Director	Director since 2005 or the Fund’s inception if later; Director Emeritus 1995 to 2005, and Director from 1984 to 1995.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 79 Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselar, Indiana.	12	None.

Name, Age and Position with Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years(3)
Sidney L. Jones Age: 76 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 69 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 61 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Barry N. Winslow Age: 62 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation July 2008 to present, COO 2006 to 2007; President of the national charter, 2001 to 2006.	12	TCF Financial Corporation.
OFFICERS:
Mark H. Book Age: 46 Vice President - Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 41 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 64 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed- Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 43 Vice President - Investments of the U.S. Govt. Fund only	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A

Sit Mutual Funds
Information about Directors and Officers (Continued)

Name, Age and Position with Funds	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years (3)
Paul J. Junquist Age: 48 Vice President - Investments of Tax-Free, & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 64 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 49 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President & Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 43 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit Age: 49 Vice President - Investments	Officer since 1994; Re-Elected by the Boards annually.	Vice President - Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.	N/A	N/A

1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an director and shareholder of the Fund’s investment adviser.

3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

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Sit Mutual Funds

Additional Information (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended March 31 is available 1) without charge upon request by calling the Funds at1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 18, 2009 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income.

The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $8.6 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Tax-Free Income Fund and U.S. Government Fund. The Directors

Sit Mutual Funds

Additional Information (Continued)

reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that two of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

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A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $9.1 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:
•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans

A N N U A L R E P O R T B O N D F U N D S
One Year Ended March 31, 2010

INVESTMENT ADVISER

Sit Investment Associates, Inc.
3300 IDS Center
80 South Eight Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR

SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN

PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT

PNC Global Investment Servicing
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

Sit Mutual Funds

High Income Municipal Bond Fund
Annual Report

March 31, 2010

Sit Mutual Funds
HIGH INCOME MUNICIPAL BOND FUND ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds
As published in the Annual Report of the Sit Bond Funds

Chairman’s Letter – Year Ended March 31, 2010

Dear fellow shareholders:

          U.S. fixed income markets continued to have strong performance, driven by the improving state of the economy. By most measures, the U.S. economy shifted from recession to recovery during the second half of 2009 and into the first quarter of 2010. Monetary easing by the world central banks and massive stimulus packages by the world’s governments were key drivers propelling major economies out of recession. The Federal Reserve met on March 16th and, while acknowledging an improving economy and stabilizing labor markets, reaffirmed its pledge to keep interest rates “exceptionally low” for an “extended period of time.”

          Following four consecutive quarters of declining Gross Domestic Product (GDP), economic growth turned positive in the second half of 2009. The final figure for fourth quarter 2009 real GDP was 5.6%, on an annualized basis, the highest in six years. A slowdown in inventory reductions contributed to the strong figure. As is typical during an economic recovery, inventory rebuilding should help to sustain GDP growth. Corporate profits are expanding rapidly, portending future investment in equipment and people.

          The nonfarm payroll report released on April 2nd showed that 162,000 jobs were added to the economy in March. This was the first one-month increase in jobs in three years, since the March 2007 report. While the number of jobs created was somewhat below the expectation of 180,000, and includes 88,000 temporary jobs (including 48,000 Census workers), some believe that the latest report reflects a bottoming in the labor market.

          Inflation, as measured by the headline Consumer Price Index for All Urban Consumers (CPI), rose 0.1% in March, in line with consensus estimates. Sales at retailers saw the largest increase in four months with 1.6%. Purchases, excluding autos, rose 0.6% and exceeded consensus estimates as well. Core CPI, which excludes the more volatile food and energy components, was unchanged in March. Inflation continues to be very subdued and it appears unlikely to be a concern at least through the remainder of this year.

          The recently-passed healthcare reform package, the Patient Protection and Affordable Care Act, is all about expanding access versus reducing cost. Investors understand that to change meaningfully the nation’s chronic overuse of medical care, there will have to be substantial alterations in the way patients think about health care, how medicine is practiced and how it is paid for. Change eventually has to come because the nation is on an unsustainable path. Once fully implemented, the 10-year cost of the healthcare reform bill is estimated at $2.6 trillion. Thus, a cost-containment bill is likely to be a top priority for whoever is in the White House in 2013.

          Through the first five months of fiscal year 2010, the budget deficit stands at $651.6 billion, which is $61.8 billion worse than the similar period in fiscal 2009. In the most recently reported month of February, receipts appear to have improved and spending appears to be slowing. Unfortunately, most of this improvement in both receipts and spending was caused by calendar and accounting quirks. While there is evidence that receipts have been improving since the late fall, the long term deficit outlook is concerning. The sharp decline in spending from the Troubled Asset Relief Program (TARP) is masking increased spending in other areas that are likely more permanent. The Congressional Budget Office (CBO) is estimating a fiscal 2010 budget deficit of $1.4 trillion.

          The Federal Reserve’s U.S. trade-weighted major currencies dollar index declined 0.4% in March from the February level, and has depreciated by 9.5% on a year-over-year basis. Since the beginning of the year, the dollar has been quite strong against the euro as investors have been spooked by sovereign risk issues in Greece and several other Euro-zone nations. Over the intermediate term, the relative strength of the U.S. economic recovery, compared to other developed nations, should provide support for the dollar. However, on a longer-term basis, the U.S. trade deficit and record-setting fiscal deficits will likely create significant headwinds for the dollar.

Strategy Summary

          We expect the current economic recovery to continue at a positive, but subpar pace. Historically, recoveries are typically led by consumer spending and strength in the housing sector, both of which have been relatively weak in the current recovery. Although consumer spending was strong in the first quarter of 2010, we expect consumers to retrench as they reduce debt levels and increase their savings rate. As a result, the current recovery will continue to rely much more heavily on strength from businesses in the form of capital spending. The next few quarters should mark a transition period for the U.S. economy as government stimulus is phased out. We expect stronger GDP growth in the first half of the year once inventory building resumes, and softening in the latter half of the year as consumers continue to keep spending in check.

          One of the higher profile government initiatives that ended on March 31st was the Federal Reserve’s mortgage purchase program. The government purchased $1.25 trillion in newly originated mortgages over the course of a little more than a year. The goal was to push mortgage yields lower, to support the housing market by making homes easier to finance and reduce mortgage payments for those borrowers who refinance. The housing market has shown improvement as evidenced by the cumulative 3.5% increase in home prices, as measured by the S&P/Case-Shiller composite, from the low in April 2009. The removal of the substantial government demand for mortgages will naturally result in a rise in mortgage rates. Estimates of how much rates will rise range from only a quarter percent to a full percentage point. Additional support for the housing market will be ending soon as the tax credit for qualified first time homebuyers and qualified repeat buyers is set to expire. We focus on older vintage, higher coupon U.S. government agency mortgage pass-through securities. We believe these

2

securities provide an attractive income advantage as well as price stability as short term interest rates rise.

          While some initiatives would have or did make things worse, the popular TALF program morphed in such a way that it rejuvenated auto loan and credit card financing. It’s no surprise that going from an environment in which no car loans were available at any rate to normalized access to financing at 4% has caused car sales to continue to recover well after the “Cash For Clunkers” program ended. One can simply compare the dismal 2008 and improving 2009 holiday season spending to see the impact from renewed credit card lending and increased consumer confidence. Access to the bond market and other lending sources for corporations, banks in particular, has greatly improved profit expectations for 2010.

          In contrast to Treasuries, the tax-exempt municipal yield curve flattened during the quarter. Short maturity yields rose slightly while intermediate maturity yields ended the quarter little changed as price weakness in March offset the prior two months’ gains. Yields on longer maturity tax-exempts were relatively stable in March and ended the quarter at lower levels, as reflected in the yield of the Bond Buyer 40-Bond Index which declined 14 basis points to 5.3%. The longer end of the yield curve continued to benefit from the reduced supply resulting from the shift in issuance toward taxable Build America Bonds (BABs) that has represented more than one-quarter of year-to-date fixed rate issuance. The shift in issuance toward BABs will likely continue as legislation is in the works to expand the program and extend it out to 2013, although with a reduced rate of subsidy.

          Relative yield comparisons to Treasuries remained richly valued for shorter maturity tax-exempt high grade bonds and were fairly valued for intermediate and longer maturity tax-exempts. Nonetheless, the tax-exempt yield curve remains steep relative to historical comparisons and credit spreads for lower rated bonds remain attractive, despite the dramatic tightening in the prior year. We believe that the tax-exempt yield curve will continue to flatten and that credit spreads on lower rated bonds will continue to narrow as investors seek out higher yields. Diversification remains a key factor in managing risk. Thank you for continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit Chairman and President Sit Mutual Funds

3

Sit Mutual Funds

Average Annual Total Returns for Periods Ended December 31, 2009

The table below shows the Fund’s average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2009. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance. Index information does not reflect deductions for fees, expenses, or taxes. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

The Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

The Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit High Income Municipal Bond Fund	1 Year	Since Inception*
Return Before Taxes	26.2%	-0.1%
Return After Taxes on Distributions	26.2%	-0.1%
Return After Taxes on Distributions and Sale of Fund Shares	23.1%	0.6%
Barclays Capital Municipal Bond Index	12.9%	4.4%
  *Inception date 12/31/06

4

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5

Sit High Income Municipal Bond Fund
One Year Ended March 31, 2010

Portfolio Managers
Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Fund provided investors with a +19.84% total return for the year ended March 31, 2010 compared to a +9.70% return for the Barclays Capital Municipal Bond Index. As of March 31, 2010, the Fund’s 30-day SEC yield was very attractive at 5.68%, and its 12-month distribution rate was 5.16%.

          The tax-exempt bond yield curve has flattened somewhat over the past twelve months, with short rates relatively unchanged at very low levels, while long-term yields fell over 25 basis points, mainly due to strong mutual fund inflows, the introduction of Build America Bonds (BABs), which reduced tax-exempt bond supply in the marketplace, and an increased appetite for risk among tax-exempt bond investors. Spreads tightened considerably for lower-rated and non-rated credits during the period. Specifically, spreads narrowed by over 100 basis points for A-rated credits and over 200 basis points for BBB-rated credits. Much of the spread tightening was a result of investors’ increased appetite for risk, not improving credit fundamentals. This tightening has only partly retraced the widening that occurred from mid-2007, the beginning of the liquidity and credit crisis, through 2008. Total tax-exempt issuance has increased from the depressed levels of 2008, but remains moderate because BABs are soaking up in the neighborhood of 25-30% of municipal issuance. The Fed is likely on the sidelines in terms of interest rate policy until late 2010 or early 2011. The Fed will need to see sustainable positive growth, a significantly improving employment picture and/or a fanning of inflation to start to raise short-term interest rates. We expect positive but subpar growth, modestly improving employment and moderate inflation during the remainder of 2010. The Fund’s net asset value rose handsomely during this exceptional period, rising from $7.66 at March 31, 2009 to $8.72 at March 31, 2010. The Fund experienced an increase in net assets over the period to approximately $70 million, up from $34 million.

          The Fund’s most significant investments during the period were in the healthcare (primarily hospitals) sector (22%), the multi-family housing (primarily senior living) sector (16%), the other revenue (primarily tax increment financing and land-secured) sector (15%), and the education (primarily charter schools) sector (14%). The Fund will maintain significant weightings in these sectors going forward, but the weightings should decrease somewhat as the Fund grows and becomes more diversified. Over 325 credits (over 70% of which were rated) in forty-six states and territories were held in the Fund as of March 31.

          We have shortened the Fund’s average life duration to 6.2 years from 6.5 years during the period. A major emphasis for the Fund over the past quarter has been to increase the average coupon for securities in the Fund. This emphasis is likely to continue throughout 2010. Demand should remain robust for lower-rated and non-rated bonds, as after-tax yields on these securities far exceed most opportunities available in the taxable market. This market anomaly, with long tax-exempt bonds yielding more than comparable maturity U.S. Treasuries, should benefit the Fund’s performance as this relationship continues to normalize. The Fund will likely see a significant increase in emphasis on non-rated credits in the coming year as it grows and diversifies.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks high current income that is exempt from federal regular income tax. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/10:	$8.72 Per Share
3/31/09:	$7.66 Per Share
Total Net Assets:	$69.9 Million
30-day SEC Yield:	5.68%
Tax Equivalent Yield:	8.74%(1)
12-Month Distribution Rate:	5.16%
Average Maturity:	14.6 Years
Duration to Estimated Avg. Life:	6.2 Years(2)
Implied Duration:	6.8 Years(2)

(1) For individuals in the 35.0% federal tax bracket.

(2) See next page.

PORTFOLIO STRUCTURE
(% OF TOTAL NET ASSETS)

6

AVERAGE ANNUAL TOTAL RETURNS*
	Three Month**	Six Month**	One Year	Three Year	Since Inception (12/31/06)
Sit High Income Muni Bond Fund	2.08%	1.25%	19.84%	0.31%	0.56%
Barclays Capital Muni Bond Index	1.25	0.29	9.70	4.57	4.47
Barclays Capital High Yield	2.99	4.25	17.14	1.78	2.02
Muni Bond Index/5 year
Composite Index(3)	2.11	2.25	13.41	3.22	3.29
CUMULATIVE TOTAL RETURNS*
	Three Month**	Six Month**	One Year	Three Year	Since Inception (12/31/06)
Sit High Income Muni Bond Fund	2.08%	1.25%	19.84%	0.93%	1.84%
Barclays Capital Muni Bond Index	1.25	0.29	9.70	14.33	15.25
Barclays Capital High Yield	2.99	4.25	17.14	5.43	6.71
Muni Bond Index/5 year
Composite Index(3)	2.11	2.25	13.41	9.99	11.10
*As of 3/31/10 **Not annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Barclays Capital Muni Bond Index or Barclays Capital High Yield Muni Bond Index/5year.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/06) and held until 3/31/10 would have increased to $10,184 in the Fund or grown to $11,525 in the Barclays Capital Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS
(% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities

AAA	0.0%
AA	0.4	Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.
A	1.4
BBB	8.1
BB	15.8
<BB	2.4
Total	28.1%

(2)

Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

(3)	Composite Index (50% Barclays Capital Municipal Bond Index and 50% Barclays Capital High Yield Muni Bond Index/5 year).

7

Sit High Income Municipal Bond Fund
March 31, 2010

Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

Municipal Bonds (95.6%) (2)

Alabama (2.1%)
300,000	Bessemer Med. Clinic Rev. (Bessemer Carraway)	7.25	4/1/15	300,717
250,000	Cullman Co. Health Care Auth. Rev.	6.25	2/1/23	247,800
400,000	Health Care Auth. For Baptist Health Rev. (4)	6.13	11/15/36	421,060
100,000	Huntsville-Redstone Vlg. Spl. Care Facs. Auth.	5.25	1/1/15	97,432
150,000	Pell City Spl. Care. Rev. (Noland Hlth. Svcs.)	5.25	12/1/27	142,373
260,000	University of Alabama Birmingham Hosp. Rev.	5.75	9/1/22	278,413
				1,487,795
Alaska (1.2%)
250,000	AK Indl. Dev. & Expt. Rev. (Boys & Girls Home)	5.50	12/1/12	250,407
150,000	Aleutians East Borough (Aleutian Pribilof Islands)	5.00	6/1/20	136,096
300,000	Aleutians East Borough (Aleutian Pribilof Islands)	5.50	6/1/25	267,090
150,000	Matanuska-Susitna Boro COP (Animal Care) (6)	5.75	3/1/23	154,486
				808,079
Arizona (4.5%)
91,941	AZ Hlth. Facs. Auth. Rev. (New AZ Family)	5.25	1/7/27	72,331
250,000	Festival Ranch Cmnty. Facs. Dist. G.O.	6.25	7/15/24	252,055
250,000	Flagstaff Indl. Dev. Auth. (Sr. Living Cmnty.)	5.50	7/1/22	207,367
250,000	Pima Co. Indl. Dev. Auth. (Coral Academy Science)	6.38	12/1/18	244,055
100,000	Pima Co. Indl. Dev. Rev. (Academic Success)	5.38	7/1/22	89,342
250,000	Pima Co. Indl. Rev. Ref. (Tucson Country Day Sch.)	5.00	6/1/22	215,558
235,000	Pima Co. Indl. Dev. Rev. (AZ Charter Schools)	6.10	7/1/24	212,750
370,000	Pima Co. Indl. Dev. Rev. (AZ Charter Schools)	6.75	7/1/31	346,442
200,000	Pima Co. Indl. Dev. Auth. (Tucson Elec. Pwr.)	5.75	9/1/29	202,226
200,000	Pinal Co. Indl. Dev. Rev. (Florence West Prison) (6)	5.25	10/1/18	191,794
593,000	Southside Cmnty. Spl. Assmt. Rev. (Prescott Vy.)	6.13	7/1/18	553,079
300,000	University Med. Ctr. Corp. Hosp. Rev.	6.25	7/1/29	317,448
270,000	West Campus Hsg. LLC Rev. (AZ St. West Campus)	5.00	7/1/25	250,112
				3,154,559
California (10.6%)
200,000	Abag Fin. Auth. Nonprofit COP (Channing House)	5.38	2/15/19	195,100
250,000	Agua Caliente Band Cahuilla Indians Rev.	6.00	7/1/18	244,042
90,000	Bell Cmnty. Hsg. Auth. Lease Rev. (6)	5.00	10/1/30	78,887
150,000	CA Tob. Sec. Corp. Asset-Backed Sr. Rev.	5.10	6/1/28	127,360
250,000	CA Hsg. Fin. Agy. Rev.	5.20	8/1/28	251,260
250,000	CA Fin. Auth. Rev. (Kern Regl. Ctr.) (6)	6.88	5/1/25	254,110
200,000	CA Muni. Fin. Auth. (Cmnty. Hospitals)	5.25	2/1/37	171,126
400,000	CA Fin. Auth. Educ. Fac. Rev. (King/Chavez)	8.00	10/1/22	450,192
125,000	CA Mobilehome Pk. Fing. Rev. (Ranch Vallecitos)	5.25	11/15/36	98,120
250,000	CA Sr. Living Rev. (Pilgrim Pl. Claremont)	5.88	5/15/29	251,645
250,000	CA Sch. Facs. Fin. Auth. Rev. (Azusa Sch. Dist.) (5)	6.00	8/1/29	171,052
400,000	CA Var. Purp. G.O.	6.00	3/1/33	423,956
350,000	CA Statewide Cmntys. Dev. Auth. Rev. (Am. Baptist)	5.75	10/1/25	338,341
140,000	CA Statewide Cmntys. Rev. (Lancer Educ.)	5.40	6/1/17	133,274
100,000	CA Statewide Cmntys. Spl. Tax Rev. (Orinda)	6.00	9/1/29	86,148
500,000	Center Uni. Sch. Dist. G.O. (1991 Election) (5)	6.07	8/1/31	117,375
200,000	El Centro Redev. Agy. Tax. Alloc.	4.25	11/1/24	174,958
250,000	El Paso De Robles Redev. Agy. Tax. Alloc.	6.38	7/1/33	255,130
245,000	Foothill/Eastern Corridor Agy. Toll Rd. Rev. Ref. (5)	9.65	1/15/22	108,128
250,000	Glendale Redev. Agy. Tax Alloc.	5.50	12/1/24	243,600
500,000	Hartnell Cmnty. College Cap. Appreciation (5)	7.00	8/1/34	245,825
1,000,000	La Mirada Redev. Agy. (Merged Proj.) (5)	6.70	8/15/27	318,270
250,000	Lancaster Redev. Agy. Tax Alloc. (Redev. Projs)	6.00	8/1/24	260,305
15,000	Los Angeles Regl. Arpts. Impt. Lease Rev. (6)	10.25	1/1/13	15,561
500,000	Moreno Valley Uni. Sch. Dist. G.O. (5)	6.20	8/1/23	219,575
250,000	Palmdale Cmnty. Redev. Agy. Tax. Alloc. (5)	6.95	12/1/20	137,758
120,000	Palm Desert Fin. Auth. Tax. Alloc. Rev. Ref.	5.00	10/1/23	117,158
450,000	Rialto Redev. Agy. Tax Alloc. (Merged Proj.)	6.25	9/1/37	463,307
250,000	Richmond Jt. Pwrs. Lse. Rev. (Point Potrero)	6.25	7/1/24	260,810
200,000	Riverside Co. Leasing Rev. (Riverside Co. Hosp.) (5)	6.60	6/1/24	82,562
250,000	Rohnert Park Cmnty. Dev. Tax. Alloc. (5) (6)	7.75	8/1/30	65,410
250,000	San Gorgonio Hlth. Care G.O. (Election 2006)	7.00	8/1/27	268,150
250,000	South Bayside Waste Mgmt. Rev. (Shoreway Environ.)	6.25	9/1/29	267,415
500,000	Tustin Uni. Sch. Dist. G.O. (5)	6.05	8/1/28	289,545
500,000	Val Verde Uni. Sch. Dist. Cap. Appreciation G.O. (5)	6.13	8/1/34	236,860
				7,422,315

8

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

Colorado (3.5%)
500,000	CO Educ. & Cultural Facs. Auth. (Vail Mountain)	6.00	5/1/30	489,695
250,000	CO Educ. & Cultural Facs. Auth. (Charter Academy)	5.60	7/1/34	248,990
250,000	CO Hlth. Facs. Auth. Rev. (Amern. Baptist)	6.50	8/1/15	248,530
195,000	Denver Hlth. & Hosp. Auth. Healthcare Rev. (4)	1.27	12/1/33	144,739
1,000,000	E-470 Pub. Hwy. Auth. Cap. Appeciation Rev. (5)	6.20	9/1/28	297,100
150,000	E-470 Pub. Hwy. Auth. Rev.	5.50	9/1/24	147,648
350,000	Gunnison Co. (Western State College)	6.10	7/15/19	355,215
250,000	La Junta Hosp. Rev. (Ark Valley Regl. Med. Ctr.)	6.10	4/1/24	238,252
285,000	CO Pub. Auth. For Energy Nat. Gas. Rev.	5.75	11/15/18	305,663
				2,475,832
Connecticut (1.3%)
50,000	CT DFA Pollution Ctl. Rev. Ref. (CT Light & Power)	5.85	9/1/28	50,237
250,000	CT Dev. Auth. First Mtg. Gross Rev.	5.70	4/1/12	250,348
250,000	Hamden Fac. Rev. (Whitney Ctr. Proj.)	6.13	1/1/14	246,812
250,000	Harbor Point Infrastructure Spl. Oblig. Rev.	7.00	4/1/22	252,862
250,000	Mashantucket Western Pequot Tribe Rev. (7)(8)	5.75	9/1/18	135,037
				935,296
District of Columbia (1.3%)
250,000	DC Rev. (Friendship Pub. Charter Sch.)	5.00	6/1/26	211,688
1,000,000	Metro DC Arpts. Dulles Toll Rd. Cap. Apprec. Rev. (5)	6.50	10/1/41	715,010
				926,698
Florida (7.4%)
150,000	Alachua Co. Hlth. Facs Rev. (Shands Hlth. Care)	6.75	12/1/30	159,583
315,000	Arbor Greene Cmnty. Dev. Dist. Spl. Assmt. Ref.	5.00	5/1/19	315,898
100,000	Connerton West Cap. Impt. Spl. Assmnt. Rev. (7) (8)	5.13	5/1/16	39,577
250,000	Gramercy Farms Cmnty. Dev. Dist. (7) (8)	5.10	5/1/14	126,445
210,000	Heritage Landing Cmnty. Dev. Spl. Assmt.	5.60	5/1/36	165,776
150,000	Highlands Co. Hlth. Facs. Rev. Ref. (Adventist)	5.00	11/15/31	144,990
135,000	Jacksonville Econ. Dev. Rev. (Mayo Clinic)	5.50	11/15/36	137,427
100,000	Lake Ashton II Cmnty. Dev. Dist. Cap. Impt. (7) (8)	5.00	11/1/11	39,920
100,000	Lakeland Retirement Cmnty. Rev. Ref. (Carpenters)	5.88	1/1/19	98,083
250,000	Lee Co. Indl. Rev. Ref. (Shell Pt/Alliance Cmnty.)	5.00	11/15/29	198,192
250,000	Lee Co. Indl. Dev. Auth. Rev. (Charter Foundation)	5.25	6/15/27	199,587
275,000	Miami Beach Hlth. Facs. Hosp. Rev. (Mt. Sinai)	5.38	11/15/28	225,893
400,000	Miami-Dade Co. Spl. Obligation Rev. Ref. Sub. (5)	7.01	10/1/24	155,616
125,000	Miami-Dade Co. Spl. Obligation Rev. Ref. Sub. (5)	7.30	10/1/25	45,640
50,000	Miami Spl. Rev. Ref. (5)	6.75	1/1/15	37,153
820,000	Palm Bay Utility Rev. (5)	5.92	10/1/31	234,094
210,000	Palm Beach Co. Hlth. Rev. (Abbey Delray South)	5.50	10/1/11	210,437
100,000	Palm Beach Co. Hlth. Rev. Ref. (Acts Retirement)	5.00	11/15/20	96,949
160,000	Port St. Lucie Spl. Assmt. Rev. Ref.	6.00	7/1/21	180,013
245,000	Sail Harbour Cmnty. Dev. Dist. Spl. Assmt.	5.50	5/1/36	209,771
250,000	St. Johns Co. Indl. Dev. Auth. Rev. Ref. (Glenmoor)	5.00	1/1/16	226,745
100,000	St. Johns Co. Indl. Dev. Auth. Rev. (Presbyterian)	5.63	8/1/34	90,041
200,000	Sarasota Co. Hlth. Rev. (Vlg. on the Isle)	5.50	1/1/27	178,810
250,000	Sarasota Natl. Cmnty. Spl. Assessment (7) (8)	5.30	5/1/39	67,500
50,000	Seminole Tribe Spl. Oblig. Rev.	5.75	10/1/22	48,528
300,000	South Lake Co. Hosp. Dist. Rev.	6.00	4/1/29	303,951
150,000	Stoneybrook South Cmnty. Spl. Asst. Rev. (7) (8)	5.45	11/1/15	66,308
300,000	Tallahassee Hlth. Facs. Rev. (Mem. Hlth. Care)	6.38	12/1/30	300,111
185,000	Tampa Hosp. Rev. (H. Lee Moffitt)	5.75	7/1/29	183,916
140,000	Village Cmnty. Dev. Dist # 5 Spl. Assessment Rev.	6.50	5/1/33	144,123
25,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt.	5.00	11/1/12	14,767
500,000	West Orange Healthcare Dist. Rev.	5.80	2/1/31	501,505
				5,147,349
Georgia (1.8%)
250,000	Atlanta Wtr. & Waste Wtr. Rev.	6.00	11/1/29	262,237
250,000	Atlanta Airport Rev.	5.75	1/1/20	253,407
100,000	Chatham Co. Hosp. Rev. Ref. Impt. (Mem. Med. Ctr.)	5.50	1/1/21	97,071
500,000	Gainesville & Hall Co. Dev. Rev. (ACTS Retirement)	6.38	11/15/29	516,095
100,000	Med. Ctr. Hosp. Auth. (Spring Harbor Green Isl.)	5.25	7/1/27	82,097
30,000	Private Colleges & Univ. Rev. (Mercer Univ.)	5.38	10/1/29	27,992
				1,238,899

See accompanying notes to portfolios of investments on page 15.   9

Sit High Income Municipal Bond Fund (continued) March 31, 2010
Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

Guam (0.6%)
300,000	Guam Gov. G.O.	5.75	11/15/14	306,189
100,000	Northern Mariana Islands G.O.	5.00	10/1/22	82,948
				389,137
Hawaii (0.6%)
400,000	HI State Dept. Budget & Fin. Rev.	6.40	11/15/14	403,816

Idaho (1.1%)
335,000	ID Hsg. & Fin. Assn. Rev. (ID Arts Center Sch.)	5.50	12/1/18	310,937
150,000	ID Hsg. & Fin. Assn. Rev. (Liberty Charter Sch.)	5.50	6/1/21	146,085
220,000	ID Hsg. & Fin. Assn. Nonprofit Facs. Rev.	5.63	7/1/21	213,123
100,000	ID Hsg. & Fin. Assn. (North Star Charter School)	9.00	7/1/21	114,387
				784,532
Illinois (5.6%)
320,000	Cook Co. Sch. Dist. No. 148 (Dolton)	5.50	12/1/27	306,381
150,000	Harvey Ref. & Impt. G.O.	5.50	12/1/27	138,356
150,000	IL Fin. Auth. Rev. Ref. (Christian Homes, Inc.)	5.25	5/15/12	147,371
100,000	IL Fin. Auth. Rev. (Noble Network Charter Sch.)	4.30	9/1/15	87,666
250,000	IL Fin. Auth. Rev. (Sedgebrook Inc. Fac.) (7) (8)	5.40	11/15/16	99,850
250,000	IL Fin. Auth. Rev. (IL Institute of Technology)	6.25	2/1/19	262,977
165,000	IL Fin. Auth. Rev. (OSF Healthcare Sys.)	5.25	11/15/22	165,503
150,000	IL Fin. Auth. Rev. (Swedish American Hosp.)	5.00	11/15/23	146,659
350,000	IL Fin. Auth. Rev. (Tabor Hills Supportive Living)	5.25	11/15/26	295,519
100,000	IL Fin. Auth. Rev. (Wesleyan Univ.)	4.20	9/1/20	88,812
250,000	IL Fin. Auth. Rev. (Noble Network Charter Sch.)	5.00	9/1/27	182,770
250,000	IL FIn. Auth. Rev. (Rush Univ. Med. Ctr.)	6.38	11/1/29	267,120
205,000	IL Fin. Auth. Rev. (Intl. Ice Ctr.) (7)(8)	7.00	12/1/35	50,807
150,000	IL Fin. Auth. Rev. (Elmhurst Mem.)	5.63	1/1/37	137,875
350,000	IL Fin. Auth. Rev. (Swedish Covenant)	5.75	8/15/29	343,959
200,000	IL Fin. Auth. Rev. (North Shore Ice Arena)	6.25	12/1/38	158,984
250,000	IL Health Facs. Auth. Rev. (Ingalls Hlth. Sys.)	6.25	5/15/14	252,307
150,000	IL Health Facs. Auth. Rev. (Centegra Health Sys.)	5.25	9/1/24	146,002
100,000	IL Health Facs. Auth. Rev. Ref. (Sinai Health)	5.00	8/15/24	101,138
100,000	Lake Co. Cmnty. Sch. Dist. #3 G.O. (Beach Pk.) (5)	6.47	2/1/19	67,982
91,000	Manhattan Spl. Tax. (Groebe Farm-Stonegate)	5.75	3/1/22	55,647
95,000	Southwestern IL Dev. Auth. Tax. Alloc. Rev. Ref.	7.00	10/1/22	88,571
500,000	Winnebago & Stephenson Co. (Sch. Dist. 321) (5)	5.25	1/1/19	314,750
				3,907,006
Iowa (0.5%)
150,000	IA Fin. Auth. Sr. Hsg. Rev. (Wedum Walnut Ridge)	5.00	12/1/14	136,822
100,000	IA Fin. Auth. Sr. Living (Deerfield Ret. Cmnty.)	5.00	11/15/21	72,973
200,000	IA Fin. Auth. Sr. Living (Deerfield Ret. Cmnty.)	5.50	11/15/27	140,730
				350,525
Indiana (2.6%)
250,000	Crown Point Econ. Dev. Rev. (Whittenberg Vlg.)	6.50	11/15/13	250,082
205,000	Delaware Co. Hosp. Rev. (Cardinal Hlth Sys.)	5.00	8/1/24	186,562
370,000	East Chicago Redev. Tax Allocation (Harborside)	5.50	1/15/16	369,822
200,000	IN Hlth. & Educ. Fac. Fing. Auth. Hosp. Rev.	5.50	3/1/22	202,396
215,000	IN Fin. Auth. Rev. (Educ. Facs. Proj.)	6.00	10/1/21	215,617
100,000	Richmond Hosp. Auth. Rev. (Reid Hosp.)	6.50	1/1/29	105,159
150,000	St. Joseph Co. Econ. Dev. Rev. (Holy Cross Vlg.)	5.70	5/15/28	132,974
150,000	St. Joseph Co. Hosp. Auth. Rev. (Madison Ctr.)	5.80	2/15/24	135,653
250,000	St. Joseph Co. Hosp. Auth. Health. Facs. Rev.	5.25	2/15/28	207,310
				1,805,575
Kansas (0.6%)
250,000	KS Dev. Fin. Auth. Rev. (Wichita University)	5.90	4/1/15	251,045
500,000	Wyandotte Co. Uni. Govt. Spl. Oblig. Rev. (5)	8.62	6/1/21	194,885
				445,930
Kentucky (0.6%)
140,000	Jefferson Co. Mtg. Rev. (Christian Church Homes)	6.13	11/15/13	140,251
250,000	Louisville/Jefferson Co. Health Fac. (Jewish Hosp.)	6.00	2/1/22	256,640
				396,891
Louisiana (1.5%)
100,000	Caddo Parish Sew. Dist. No. 7 Rev. Ref.	6.60	11/1/24	102,073
195,000	LA Loc. Gov. Rev. (Cap. Pjs. & Equip. Acquisition)	6.55	9/1/25	171,926
250,000	LA Pub. Facs. Auth. Hosp. Rev.	6.75	7/1/39	269,760
150,000	New Orleans Aviation Board Gulf Oppty. Rev.	6.00	1/1/25	155,349

10

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

250,000	New Orleans Swr. Svc. Rev. Ref.	6.00	6/1/24	262,740
125,000	St. John Baptist Parish Rev. (Marathon Oil)	5.13	6/1/37	116,884
				1,078,732
Maine (0.3%)
200,000	ME Educ. Auth. Student Loan Rev.	5.63	12/1/27	207,300

Maryland (0.8%)
250,000	Howard Co. Retirement Cmnty. Rev. (Vantage House)	5.25	4/1/27	203,267
250,000	MD State Hlth. & Hgr. Educ. Facs. (Patterson Park)	5.10	7/1/20	248,600
150,000	MD State Hlth. & Hgr. Educ. Facs. (King Farm Pres)	5.00	1/1/17	136,698
				588,565
Massachusetts (1.7%)
500,000	MA Educ. Fin. Auth. Educ. Loan Rev.	5.20	1/1/27	498,850
350,000	MA Dev. Fin. Agy Sr. Living Fac. Rev.	6.25	6/1/14	350,154
185,000	MA St. Hlth. & Educ. Rev. (Quincy Med. Ctr.)	5.13	1/15/12	185,387
100,000	MA State Hlth. & Educ. (Valley Regl. Hlth. Sys.)	5.75	7/1/18	97,620
75,000	Pioneer Valley Regl. Sch. Dist. G.O.	6.30	6/1/19	75,998
				1,208,009
Michigan (3.7%)
350,000	Advanced Technology Academy Pub. Sch. Rev.	6.00	11/1/28	314,566
200,000	Bishop Intl Airport Auth. Rev.	5.13	12/1/17	200,394
150,000	Detroit G.O.	5.25	4/1/20	129,690
240,000	Detroit Convention Fac. Cap. Appreciation Rev. (5)	6.17	9/30/14	205,080
190,000	Detroit Downtown Dev. Tax Alloc. (Dev. Area No. 1)	4.75	7/1/25	165,266
100,000	Detroit Sewer Disp. Rev. Ref. Second Lien	5.50	7/1/22	103,972
250,000	Grand Traverse Academy Pub. Sch. Acad. Rev. Ref.	5.00	11/1/22	215,190
50,000	Kentwood Econ. Ltd. Oblig. Rev. (Holland Home)	5.25	11/15/14	46,947
155,000	MI Pub. Educ. Facs. Rev. (Bradford Academy)	6.00	9/1/16	157,212
200,000	MI Pub. Educ. Facs. Rev. (Bradford Academy)	8.00	9/1/21	220,390
150,000	MI Pub. Educ. Facs. Auth. Rev. (Landmark Academy)	6.00	6/1/20	150,438
40,000	MI St. Hosp. Rev. Ref. (Detroit Medical)	5.25	8/15/27	31,466
150,000	MI St. Strategic Fd. Rev. Ref. (Detroit Edison)	5.45	9/1/29	150,236
250,000	MI Tob. Settlement Fin. Auth. Sr. Rev.	5.13	6/1/22	233,120
290,000	Saginaw Hosp. Fin. Auth. Rev. (Covenant Med. Ctr.)	6.50	7/1/30	293,248
				2,617,215
Minnesota (2.7%)
350,000	Anoka Co. Hsg. & Redev. Rev. (6)	6.88	5/1/40	348,649
100,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC)	5.50	8/1/25	87,816
90,000	Columbia Heights Econ. Dev. Rev. (Huset Park)	5.00	2/15/17	82,746
170,000	Duluth Econ. Dev. Auth. Health Care Facs. Rev.	6.00	2/15/12	171,171
430,000	Sauk Rapids Hlth. Care & Hsg. Rev. (Good Shepherd)	7.25	1/1/29	444,169
75,000	St. Cloud Hsg. & Redev. MF Rev. (Germain Towers)	5.90	9/1/20	64,574
150,000	St. Paul Hsg. & Redev. Auth. Rev. (US Bank Ops.)	6.50	8/1/22	141,027
375,000	St. Paul Port Auth. Lse. Rev. (Regions Hosp. Pkg.)	5.00	8/1/36	298,538
225,000	White Earth Band of Chippewa Indians Rev.	7.00	12/1/11	232,328
				1,871,018
Missouri (3.7%)
300,000	Independence 39th St. Transn. Dist. Rev.	6.88	9/1/32	288,885
140,000	Joplin Indl. Dev. Auth. Rev. Ref. (Christian)	5.50	5/15/17	123,761
500,000	Kansas City Indl. Dev. Auth. Multifamily Hsg. Rev.	5.00	1/1/12	491,275
690,000	Kansas City Spl. Oblig. Cap. Apprec. Rev. (5)	6.55	2/1/23	335,768
250,000	Kirkwood Indl. Dev. Auth. Retirement Cmnty. Rev.	8.00	5/15/21	250,307
250,000	Kirkwood Indl. Dev. Auth. Retirement Cmnty. Rev.	6.50	5/15/15	250,062
100,000	Lakeside 370 Levee Dist. Spl. Tax	7.00	4/1/28	99,093
240,000	MO Dev. Fin. Brd. Rev. (Arnold-Rd Infrastructure)	5.00	11/1/27	234,096
500,000	St. Joseph Tax. Alloc. Rev. (Shoppes North Vlg.)	4.25	11/1/11	497,075
				2,570,322
Nevada (2.2%)
215,000	Clark Co. Impt. Dist. (128 Summerlin)	5.00	2/1/20	176,227
250,000	Las Vegas Paiute Tribe Rev.	6.63	11/1/17	220,180
250,000	Las Vegas Redev. Agy. Tax Allocation (6)	6.00	6/15/15	277,985
200,000	Mesquite Redev. Agy. Tax Allocation Rev.	6.00	6/1/15	203,608
250,000	Sparks Redev. Agy. Tax Increment Rev. (Area No. 2)	6.40	6/1/20	235,210
300,000	Sparks Tourism Impt. Dist. No. 1 Sr. Sales Tax.	6.50	6/15/20	288,516
150,000	Sparks Tourism Impt. Dist. No. 1 Sr. Sales Tax.	6.75	6/15/28	137,654
				1,539,380

See accompanying notes to portfolio of investments on page 15.   11

Sit High Income Municipal Bond Fund (continued) March 31, 2010
Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

New Hampshire (0.2%)
600,000	Manchester Hsg. & Redev. Auth. Rev. (5)	6.91	1/1/27	137,766

New Jersey (0.9%)
100,000	NJ Educ. Facs. Rev. Ref. (Univ. Med. & Dentistry)	7.13	12/1/23	113,191
250,000	NJ Trans. Auth. (Trans. System) (5)	5.85	12/15/25	105,490
230,000	NJ Hlth. Care. Facs. Fin. Auth. Rev.	6.25	7/1/16	230,338
165,000	NJ Hlth. Care. Rev. (St. Josephs Hlth. Care Sys.)	5.75	7/1/15	174,379
				623,398
New Mexico (0.4%)
270,000	Farmington Poll. Ctr. Rev. Ref. (San Juan)	6.30	12/1/16	270,170

New York (1.1%)
250,000	Brooklyn Arena Local Dev. Corp. (Barclays Ctr.)	6.00	7/15/30	255,995
100,000	Nassau Co. Indl. Rev. (Amsterdam at Harborside)	5.88	1/1/18	98,205
250,000	NY Dorm Auth. Rev. (Frances Schervier Home)	5.50	7/1/27	243,728
200,000	Seneca Nations Indians Cap. Impt. Auth.	5.00	12/1/23	165,724
				763,652
North Carolina (0.3%)
240,000	Buncome Co. Proj. (Woodfin Downtown Corridor)	6.75	8/1/24	219,994

North Dakota (0.7%)
200,000	Langdon Hlth Care Facs. Rev. (Cavalier Co. Hosp.)	6.20	1/1/25	197,808
20,627	City of Washburn (Bismarck State College Fdtn.)	5.01	4/1/32	20,116
250,000	Grand Forks Healthcare Sys. Rev. (Altru Health)	5.63	8/15/27	246,037
				463,961
Ohio (2.6%)
95,000	Buckeye OH Tob. Settlement Asset-Backed Sr. Rev.	5.13	6/1/24	87,645
245,000	Cleveland-Cuyahoga Co. Rev. (St. Clarence)	6.00	5/1/21	225,069
143,100	Cuyahoga Co. Hsg. Mtg. Rev. (R. H. Myers Apts.)	5.70	3/20/42	150,584
350,000	Erie Co. Hosp. Facs. Rev. (Firelands Regl. Med. Ctr.)	5.63	8/15/32	321,440
205,000	Hamilton Co. Healthcare Rev. Ref. (Life Enriching)	5.00	1/1/27	186,739
250,000	OH Air Quality Dev. Auth. Rev. (Ohio Power Co.)	5.15	5/1/26	240,210
150,000	Ross Co. Hosp. Rev. Ref. (Adena Hlth. Sys.)	5.75	12/1/28	154,316
250,000	Toledo-Lucas Co. Spl. Assmt. Rev. (Crocker Park)	5.38	12/1/35	207,000
250,000	Toledo-Lucas Co. Spl. Assmt. Rev. (Town Square)	5.40	11/1/36	227,105
				1,800,108
Oklahoma (0.2%)
100,000	Tulsa Indl. Auth. Rev. Ref. (Univ. of Tulsa)	6.00	10/1/27	108,513

Oregon (1.2%)
150,000	Forest Grove Campus Impt. Rev. (Pacific Univ.)	6.00	5/1/30	153,030
250,000	Langston Econ. Dev. Rev. (Langston Univ./LDF)	5.00	5/1/35	215,752
200,000	Redmond Airport Rev.	5.50	6/1/24	199,788
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	274,008
				842,578
Pennsylvania (4.0%)
210,000	Allegheny Co. Higher Educ. Rev. (Thiel College)	5.38	11/15/19	193,278
300,000	Chester Co. Hlth. & Educ. Facs. Auth. Hosp. Rev.	6.75	7/1/31	297,288
170,000	Crawford Co. Indl. Dev. Rev. (Allegheny College)	6.00	11/1/31	177,363
250,000	Erie Co. Hosp. Auth. Rev. (St. Vincents Hlth.)	7.00	7/1/27	250,830
250,000	Lehigh Co. Gen. Purpose Rev. (St. Luke’s Hosp) (4)	1.19	8/15/42	171,812
500,000	Luzerne Co. Notes G.O.	7.00	11/1/26	559,210
250,000	McKean Co. Hosp. Auth. Rev. (Bradford Hosp.)	5.25	10/1/30	192,547
60,000	Montgomery Co. Indl. Dev. Auth. (Whitemarsh)	6.00	2/1/21	51,600
500,000	PA Turnpike Commn. Cap. Apprec. Sub. Rev. (5)	6.25	6/1/33	370,200
400,000	Philadelphia Hosp. & Higher Educ. (Temple Univ.)	6.63	11/15/23	400,008
100,000	Quakertown Gen. Auth. Hlth. Rev. (Lifequest)	6.05	7/20/24	105,013
				2,769,149
Puerto Rico (0.4%)
500,000	Puerto Rico Corp. Sales Tax Rev. (5)	6.13	8/1/29	291,125

Rhode Island (0.9%)
350,000	RI Hlth. & Educ. Bldg. Rev. (Johnson & Wales)	6.10	4/1/26	350,168
250,000	RI Hlth. & Educ. Bldg. Rev. Ref. (Univ. of RI)	6.50	9/15/28	278,145
				628,313

12

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

South Carolina (0.2%)
150,000	SC Jobs EDA Rev. Ref. & Impt. (Hampton Med.)	4.75	11/1/12	150,773

Tennessee (0.2%)
200,000	Blount Co. Hlth. & Educ. Facs. (Asbury, Inc.)	5.13	4/1/23	170,372

Texas (10.8%)
160,000	Bexar Co. Health Facs. Dev. Corp. Rev.	5.88	7/1/30	157,840
65,000	Bexar Co. Hsg. Rev. Ref. (Nob Hill Apts.)	5.50	6/1/11	62,806
150,000	Bexar Co. Hsg. Corp. Rev. (Dymaxion & Marbach)	6.10	8/1/30	120,061
100,000	Bexar Co. Hsg. Fin. Corp. Rev. (American Oppty.)	5.80	1/1/31	78,985
400,000	Central TX Regional Mobility Auth. Rev.	5.75	1/1/25	399,564
100,000	Clifton Hgr. Educ. Rev. Ref. (Tejano Ctr. Cmnty.)	7.75	2/15/18	113,187
500,000	Deaf Smith Co. Hosp. G.O.	6.00	3/1/30	493,680
250,000	Harris Co. Cultural Educ. Rev. (Space Ctr.)	6.75	8/15/21	248,800
55,000	Harris Co. Hsg. Rev. Sr. Lien (Windsor Hsg. Fdn.)	6.30	6/1/25	55,262
157,608	Galveston Co. Muni. Util. Dist. No. 52	6.39	9/1/10	126,055
240,000	Lewisville Combination Contract Impt. Rev.	6.75	10/1/32	240,000
350,000	Houston Hotel Occupancy Tax & Spl. Rev. (5)	6.34	9/1/23	163,313
195,000	Kerrville Hlth. Facs. Rev. (Sid Peterson)	5.45	8/15/35	176,177
400,000	North TX Twy. Toll Rev. Ref. Second Tier	6.13	1/1/31	421,192
200,000	North TX Twy. Rev. Ref. First Tier	5.63	1/1/33	206,894
1,000,000	Northeast TX Wtr. Dist. Rev. (Southside Water) (5)	8.50	9/1/27	284,160
500,000	Port Corpus Christi Auth. Nueces Co. (Union Pacific)	5.65	12/1/22	500,000
100,000	Richardson Rev. Ref. & Impt. (Baylor/Richardson)	5.63	12/1/28	90,708
195,000	Rio Grande Valley Hosp. Rev. (Valley Baptist)	6.40	8/1/12	195,507
190,000	Tarrant Co. Cultural Educ. Rev. (Edgemere)	6.00	11/15/26	177,310
50,000	Tarrant Co. Cultural Educ. Rev. (C.C. Young)	5.00	2/15/13	48,376
200,000	Tarrant Co. Cultural Educ. Rev. (Air Force Vlg.)	5.13	5/15/27	176,152
275,000	Tarrant Co. Cultural Educ. Rev. (Air Force Vlg.)	5.75	11/15/19	275,402
500,000	Tarrant Co. Cultural Educ. Rev. (Sr. Living Ctr.)	6.50	11/15/14	493,890
250,000	Tarrant Co. Cultural Educ. Rev. (C.C. Young Home)	6.50	2/15/14	250,165
250,000	Tarrant Co. Cultural Educ. Rev. (Mirador Proj.)	6.25	11/15/14	249,878
250,000	Tarrant Co. Cultural Educ. Rev. (Mirador Proj.)	7.75	11/15/19	247,305
150,000	TX Pub. Fin. Auth. Rev. (Uplift Educ.)	5.35	12/1/17	148,412
400,000	TX Pub. Fin. Auth. Rev. (Idea Pub. School)	5.00	8/15/30	345,284
430,000	Tom Green Co. Hsg. Fin. Corp. Mtg. Rev. (5)	28.62	3/1/16	81,700
450,000	Travis Co. Hlth. Dev. Corp. (Westminster Manor)	6.25	11/1/16	446,508
250,000	Travis Co. Hlth. Dev. Corp. (Querencia Barton Cr.)	5.10	11/15/15	246,960
250,000	Tyler Hlth. Facs. Dev. Corp. (Mother Frances)	5.00	7/1/33	210,853
				7,532,386
Utah (0.4%)
200,000	Provo Charter Sch. Rev. (Freedom Academy Fdn.)	5.50	6/15/37	150,874
200,000	UT Assoc. Muni. Pwr. Sys. Rev.	5.00	5/1/27	160,656
				311,530
Vermont (0.6%)
415,000	VT Educ. & Hlth. Bldgs. Fin. Rev. (VT Law School)	5.38	1/1/23	405,057

Virginia (0.7%)
250,000	Virginia Hsg. Dev. Auth. Commonwealth Mtg. Rev.	6.00	7/1/25	273,963
100,000	VA Tobacco Settlement Fin. Corp. Senior Rev.	5.00	6/1/47	67,040
100,000	Washington Co. Indl. Dev. Rev. (Mtn. Sts. Hlth.)	7.25	7/1/19	118,817
				459,820
Virgin Islands (0.4%)
250,000	Virgin Islands Pub. Fin. Auth Rev. (Diago)	6.75	10/1/37	270,923

Washington (2.3%)
170,000	Kalispel Tribe Indians Priority Dist. Rev.	6.20	1/1/16	160,415
100,000	Quinault Indian Nation Rev. Ref. & Impt. (Beach)	5.80	12/1/15	87,246
100,000	WA St. Hlth. Care Facs. Auth. Rev. (Group Hlth.)	6.25	12/1/21	100,421
500,000	WA St. Hlth. Care Rev. (Seattle Cancer Care)	7.13	3/1/29	548,870
500,000	WA St. Hlth. Care Facs. Auth. Rev. (Overlake Hosp.)	5.25	7/1/23	501,925
150,000	WA St. Hsg. Fin. Commn. Rev. (Skyline First Hill)	5.25	1/1/17	129,951
100,000	WA St. Hsg. Fin. Commn. Rev. (Skyline First Hill)	5.25	1/1/13	97,562
				1,626,390

See accompanying notes to portfolio of investments on page 15.   13

Sit High Income Municipal Bond Fund (continued) March 31, 2010
Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)(1)

Wisconsin (4.6%)
110,000	Milwaukee Redev. Auth. Rev. (Academy of Learning)	5.50	8/1/22	91,629
450,000	WI Hlth. & Educ. Facs. Auth. (Sorrowful Mother Corp.)	5.50	8/15/19	450,509
100,000	WI Hlth. & Educ. Facs. Auth. (Beaver Dam Hosp.)	6.00	8/15/19	100,410
250,000	WI Hlth. & Educ Facs. Rev. Ref. (Three Pillars)	5.60	8/15/23	249,283
100,000	WI Hlth. & Educ Facs. Rev. Ref. (Three Pillars)	5.75	8/15/26	98,410
500,000	WI Hlth. & Educ Facs. Rev. (Sinai Samaritan Med. Ctr.)	5.88	8/15/26	498,555
250,000	WI Hlth. & Educ. Facs. Auth. Rev. (Beloit College) (9)	6.00	6/1/30	250,163
500,000	WI Hlth. & Educ. Auth. Rev. (Aurora Health Care)	5.60	2/15/29	490,265
290,000	WI Hlth. & Educ. Auth Rev. (Aurora Health Care)	6.40	4/15/33	295,583
375,000	WI Hlth. & Educ. Auth Rev. (Beaver Dam Hosp.)	6.50	8/15/24	374,981
100,000	WI Hlth. & Educ. Auth Rev. (Beaver Dam Hosp.)	6.75	8/15/34	99,516
250,000	WI Hlth. & Educ. Auth Rev. (St. Johns Cmntys.)	5.40	9/15/14	247,968
				3,247,272

Total municipal bonds (cost: $67,710,969)				66,854,025

Closed-End Mutual Funds (2.9%) (2)
40,000	BlackRock Long-Term Muni Advantage Trust (BTA)			418,400
5,000	BlackRock MuniHoldings FL. Insured Fund (MFL)			67,450
35,000	DWS Muni Income Trust (KFT)			419,650
10,000	DWS Strategic Muni Income Trust (KSM)			130,000
75,000	MFS High Income Muni trust (CXE)			372,750
20,000	Morgan Stanley Muni Income Opp. Trust (OIA)			128,000
10,000	PIMCO California Muni. Income Fund II (PCK)			88,000
10,000	Van Kampen Advantage Muni Income Trust II (VKI)			121,500
19,700	Van Kampen Trust Invsmt. Grade Muni Fund (VGM)			280,134

Total closed-end mutual funds (cost: $1,853,908)				2,025,884

Short-Term Securities (3.6%) (2)
2,528,662	Dreyfus Tax-Exempt Cash Management Fund, 0.08%			2,528,662

Total short-term securities (cost: $2,528,662)

Total investments in securities (cost: $72,093,539) (3)				$71,408,571

14   See accompanying notes to portfolio of investments on page 15.

Sit High Income Municipal Bond Fund
March 31, 2010

Notes to Portfolio of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2010, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes	$72,093,539

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$2,162,521
Gross unrealized depreciation	(2,847,489)

Net unrealized appreciation (depreciation)	($684,968)

(4)	Interest rate varies based on a predetermined schedule or to reflect current market conditions; rate shown is effective rate on March 31, 2010.

(5)	Zero coupon securities; rate shown is effective rate on purchase date.

(6)

Rule 144A Securities and Municipal Lease Securities (“Restricted Securities”) held by the Fund which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(7)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2010, is $625,444, which represents 0.9% of the Fund’s net assets.

(8)	Presently non-income producing securities. Items identified are in default as to payment of interest.

(9)	At March 31, 2010, the total cost of investments purchased on a when-issued or forward-commitment basis was $250,000.

15

Sit High Income Municipal Bond Fund March 31, 2010
Statement of Assets and Liabilities

ASSETS
Investments in securities, at identified cost	$72,093,539

Investments in securities, at fair value - see accompanying schedule for detail	$71,408,571
Cash in bank on demand deposit	—
Accrued interest and dividends receivable	943,538
Receivable for investment securities sold	—
Other receivables	—
Receivable for Fund shares sold	499,975

Total assets	72,852,084

LIABILITIES
Disbursements in excess of cash balances	652,224
Payable for investment securities purchased - when issued (note 1)	250,000
Payable for investment securities purchased	1,681,024
Payable for Fund shares redeemed	—
Cash portion of dividends payable to shareholders	330,129
Other payables	—
Accrued investment management and advisory fees	35,283

Total liabilities	2,948,660

Net assets applicable to outstanding capital stock	$69,903,424

Net assets consist of:
Capital (par value and paid-in surplus)	$71,638,822
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized gain (loss) from security transactions	(1,050,430)
Unrealized appreciation (depreciation) on investments	(684,968)

$69,903,424

Outstanding shares	8,015,239

Net asset value per share of outstanding capital stock	$8.72

16

Sit High Income Municipal Bond Fund
One Year Ended March 31, 2010

Statement of Operations

Investment income:
Income:
Interest	$3,250,343
Total income	3,250,343

Expenses (note 3):
Investment management and advisory services fee	322,291
Regulatory expenses	41,648
Fund administration services	123,546
Custodian fees	4,333

Total expenses	491,818

Net investment income	2,758,525

Realized and unrealized gain (loss) on investments:

Net realized gain (loss)	(55,259)
Net change in unrealized appreciation (or depreciation) on investments	6,248,944

Net gain (loss) on investments	6,193,685

Net increase (decrease) in net assets resulting from operations	$8,952,210

See accompanying notes to financial statements on pages 19 - 21.   17

Sit High Income Municipal Bond Fund

Statements of Changes in Net Assets

	Year Ended March 31, 2010	Year Ended March 31, 2009
Operations:
Net investment income	$2,758,525	$1,754,686
Net realized gain (loss) on investments	(55,259)	(945,923)
Net change in unrealized appreciation (depreciation) of investments	6,248,944	(5,417,228)

Net increase (decrease) in net assets resulting from operations	8,952,210	(4,608,465)

Distributions to shareholders from:
Net investment income	(2,758,525)	(1,754,686)
Net realized gains on investments	—	—

Total distributions	(2,758,525)	(1,754,686)

Capital share transactions:
Proceeds from shares sold	34,802,159	24,368,966
Reinvested distributions	2,315,720	1,190,199
Payments for shares redeemed	(7,110,442)	(10,270,584)

Increase (decrease) in net assets from capital transactions	30,007,437	15,288,581

Total increase (decrease) in net assets	36,201,122	8,925,430

Net assets
Beginning of period	33,702,302	24,776,872
End of period	$69,903,424	$33,702,302

Capital transactions in shares:
Sold	4,166,672	2,829,363
Reinvested distributions	275,269	145,012
Redeemed	(824,541)	(1,293,209)

Net increase (decrease)	3,617,400	1,681,166

18   See accompanying notes to financial statements on pages 19 - 21.

Sit High Income Municipal Bond Fund
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit High Income Municipal Bond Fund (the Fund) is a no-load fund, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company, or series thereof. The Fund is a series fund of Sit Mutual Funds II, Inc. The Fund has 10 billion authorized shares of capital stock that have a par value of $0.001. The Fund’s objective is to seek high current income that is exempt from regular income tax.

Significant accounting policies followed by the Fund are summarized below:

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

Fair Value Measurements

On April 1, 2008, the Fund adopted the provisions of Accounting Standards Codification (ASC) Topic 820: Fair Value Measurements which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. In April 2009, ASC 820 was amended to provide additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Fund adopted these amendments effective June 30, 2009. Under ASC 820, various inputs are used in determining the value of the Fund’s investments, primarily inputs using the market approach. These inputs are summarized into three levels and described below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – other significant observable inputs including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value on March 31, 2010:

19

Sit High Income Municipal Bond Fund Notes to Financial Statements (Continued)

	Investment in Securities (*)
	Level 1	Level 2	Level 3

	Quoted Prices	Other significant observable inputs	Signficant unobservable inputs	Total
Asset Class
Short-term money market instruments	$2,528,662	—	—	$2,528,662
Closed-end mutual funds	2,025,884	—	—	2,025,884
Municipal bonds	—	$66,854,025	—	66,854,025
	4,554,546	66,854,025	—	71,408,571

(*)See the Fund’s Portfolio of Investments for geographical classification. At March 31, 2010, the Fund held no other financial instruments. Other financial instruments are defined as derivatives instruments not reflected in the Schedules of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment. For the year ended March 31, 2010, the Fund held no assets in which significant unobservable inputs (Level 3) were used in determining fair value.

Federal Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund has recorded in its financial statements the full benefit of its tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Management has analyzed the Fund’s tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise returns for the 2007, 2008 and 2009 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2010 and 2009 were as follows:

	Ordinary Income	Long Term Capital Gain	Total
Year ended March 31, 2010	$2,758,525	—	$2,758,525
Year ended March 31, 2009	1,754,686	—	1,754,686

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$72,633
Undistributed Tax Exempt Income	$257,496
Accumulated Gain (Loss)	($1,050,430)
Unrealized Appreciation (Depreciation)	($684,968)

As of March 31, 2010, for federal income tax purposes, the Fund has a capital loss carryover of $1,050,430, which, if not offset by subsequent gains will begin to expire in 2016.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Fund’s capital stock. Distributions from net investment income are declared daily and paid monthly for the Fund. Distributions from net realized gains, if any, will be made annually for the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

20

Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

(2)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2010, were as follows:

Purchases ($)	Proceeds ($)
41,683,490	12,546,235

(3)	Expenses

Investment Adviser

The Fund has entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund’s assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of 0.60%. The Fund is obligated to pay all of its other operating expenses (including, but not limited to, custody, regulatory, and fund administration fees).

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Fund as a whole owned 25,658 shares of the Fund as of March 31, 2010, which represented 0.3% of all shares outstanding.

(4)	Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued ASC Topic 855: Subsequent Events (ASC 855) effective for interim and annual periods ending after June 15, 2009. ASC 855 provides additional guidance for determining when an entity should recognize or disclose events or transactions occurring after the balance sheet date. The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

21

Sit High Income Municipal Bond Fund Financial Highlights

	Year ended March 31, 2010	Year ended March 31, 2009	Year ended March 31, 2008	Three months ended March 31, 2007

Net Asset Value:
Beginning of period	$7.66	$9.12	$10.01	$10.00
Operations:
Net investment income (1)	.43	.44	.41	.08
Net realized and unrealized gains
(losses) on investments	1.06	(1.46)	(.89)	.01
Total from operations	1.49	(1.02)	(.48)	.09
Distributions to Shareholders:
From net investment income	(.43)	(.44)	(.41)	(.08)
Net Asset Value:
End of period	$8.72	$7.66	$9.12	$10.01
Total investment return (2)	19.84%	(11.45%)	(4.89%)	0.90%
Net assets at end of period (000’s omitted)	$69,903	$33,702	$24,777	$9,480

Ratios (3):
Expenses (without waiver) (4)	0.91%	0.93%	1.14%	4.69%
Expenses (with waiver) (4)	n/a	0.85%	0.85%	0.85%
Net investment income (loss) (without waiver)	5.13%	5.18%	4.01%	(0.66%)
Net investment income (with waiver)	n/a	5.26%	4.30%	3.18%

Portfolio turnover rate (excluding short-term securities)	24.20%	29.27%	19.38%	0.00%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets (annualized). Prior to March 31, 2009, total Fund expenses were limited to 0.85% of average daily net assets. During those periods, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders:
       Sit Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sit High Income Municipal Bond Fund (a series of Sit Mutual Funds II, Inc.) (the “Fund”), as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit High Income Municipal Bond Fund as of March 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 21, 2010

23

Sit High Income Municipal Bond Fund
Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2009 to March 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Sit High Income Muni Bond Fund	Beginning Account Value (10/1/09)	Ending Account Value (3/31/10)	Expenses Paid During Period* (10/1/09 - 3/31/10)
Actual	$1,000	$1,012.50	$4.62
Hypothetical (5% return before expenses)	$1,000	$1,020.45	$4.63

*Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

24

Sit High Income Municipal Bond Fund

Federal Tax Information (Unaudited)

          We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)
High Income Municipal Bond Fund

April 30, 2009	$0.03637		$—
May 31, 2009	0.03443		—
June 30, 2009	0.03879		—
July 31, 2009	0.03589		—
August 31, 2009	0.03667		—
September 30, 2009	0.03501		—
October 31, 2009	0.03535		—
November 30, 2009	0.03528		—
December 31, 2009	0.03649		—
January 31, 2010	0.03507		—
February 28, 2010	0.03270		—
March 31, 2010	0.04184		—
	$0.43389	(c)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as long-term gains.

(c)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

25

Sit High Income Municipal Bond Fund
Information About Directors and Officers (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Sit High Income Municipal Bond Fund is described in this Annual Report. Three other bond funds are described in a separate Prospectus and Statement of Additional Information (“SAI”). The stock funds within the Sit Mutual Fund family are described in a Stock Funds Prospectus and SAI. The corporate issuer of the Sit High Income Municipal Bond Fund has a Board of Directors and officers. Pursuant to Minnesota law, the Board of Directors are responsible for the management of the Fund and the establishment of the Fund’s policies. The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the directors and officers of the Fund is set forth below. The business address, unless otherwise noted below, is that of the Fund’s investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Board has a separate Audit Committee. The SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 48 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 81 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Sidney L. Jones Age: 76 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 69 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
John P. Fagan Age: 79 Director	Director since 2006 or the Fund’s inception, if later.	Honorary member of Board of St. Joseph’s College in Rensselar, Indiana.	12	None.
Donald W. Phillips Age: 61 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Melvin C. Bahle Age: 91 Director	Director since 2005, or the Fund’s inception if later; Director Emeritus from 1995 to 2005, and Director from 1984 to 1995.	Director and/or officer of several foundations and charitable organizations.	12	None.
Barry N. Winslow Age: 62 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, July 2008 to present; COO 2006 to 2007; President of the national charter 2001-2006.	12	TCF Financial Corporation

26

Name, Age, and Position with the Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years (3)
OFFICERS:
Michael C. Brilley Age: 64 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed-Income Officer of SF.	N/A	N/A
Roger J. Sit (3) Age: 48 Executive Vice President	Officer since 1998; Re-Elected by the Boards annually.	Director, President, Co-CEO and Co-Global CIO of the Adviser; Director, President, Co-CEO and Co- Global CIO of Sit/Kim; Director of SF.	N/A	N/A
Debra A. Sit (3) Age: 49 Vice President - In- vestments	Officer since 1994; Re-Elected by the Boards annually.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.	N/A	N/A
Bryce A. Doty Age: 43 Vice President - In- vestments	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 48 Vice President - In- vestments	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Mark H. Book Age: 46 Vice President - In- vestments	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul E. Rasmussen Age: 49 Vice President & Treasurer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 64 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Carla J. Rose Age: 43 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.

Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor.

			N/A	N/A
Kelly K. Boston Age: 41 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

27

Sit High Income Municipal Bond Fund Additional Information (Unaudited)

PROXY VOTING

The Fund follows certain policies and procedures for voting proxies for securities held in the portfolio. A description of the Fund’s proxy voting polices and procedures is available without charge upon request by calling the Fund at 1-800-332-5580.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Fund’s Forms N-Q is also available without charge upon request by calling the Fund at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At their meeting held on October 18, 2009 the Board of Directors of Sit Mutual Funds II, Inc. unanimously approved the investment management agreement entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. (the “Agreement”) with respect to the management of the Fund. The Board approved the Agreement after a lengthy discussion and consideration of various factors relating to both the Board’s selection of SIA as the investment adviser and the Board’s approval of the fee to be paid under the Agreement.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities generally, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration. SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Fund invests primarily in municipal securities that are not rated by a nationally recognized statistical rating organization, and may invest up to 60% of its assets in municipal securities rated below investment-grade.

The Directors discussed SIA’s consistent and well-defined investment process. The fixed income portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Fund, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Fund currently requires at its present asset size. The Directors noted that SIA has the resources of an $9.1 billion investment firm working for the benefit of the Fund shareholders.

28

Investment Performance. The Directors reviewed and discussed the Fund’s investment performance along with each of the Sit Mutual Funds’ investment performance on an absolute and comparable basis for the various periods discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Sit Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Fund.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Fund and specific terms of the Agreement, including the following.

Investment Performance. The Directors reviewed the investment performance of each of the Sit Mutual Funds for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Sit Funds have been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Fund will pay SIA a fee for its services equal to .60% per year of the Fund’s average daily net assets, and that the Fund shall bear all of its expenses. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category of the Fund. The Directors noted that the Fund’s estimated total expense ratio based on projected level of total fund assets compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fee set for the Fund is reasonable and appropriate.

The Directors discussed the anticipated benefit SIA will receive from the relationship with the Fund. The Board concluded that any benefits SIA receives from its relationship with the Fund are well within industry norms and are reflected in the amount of the fees paid by the Fund to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to its active and operating Funds in the Sit Mutual Fund Family of Funds (and its shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA, and concluded that both are consistent with industry standards.

29

Annual Report - Sit High Income Municipal Bond Fund

One Year Ended March 31, 2010

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P. O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND DISBURSING AGENT
PNC Global Investment Servicing
P. O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, MN 55402

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.  The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN  55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee.  Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck,  Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2010	17,600	0	5,200	0
Fiscal year ended March 31, 2009	17,300	0	5,100	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)  (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 27, 2010

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 27, 2010

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.  The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN  55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee.  Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010				2009
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	25,200	0	5,200	0	24,700	0	5,100	0
Sit Minnesota Tax-Free Income Fund (series B)	20,000	0	5,200	0	19,600	0	5,100	0
Sit High Income Municipal Bond Fund (series D)	15,100	0	5,200	0	14,800	0	5,100	0
Total Mutual Funds II, Inc.	60,300	0	15,600	0	59,100	0	15,300	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a)  Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)  (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date May 27, 2010

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman

Date May 27, 2010